UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-12

DSP Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

N/A

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
N/A
(2)	Form, Schedule or Registration Statement no.:
N/A
(3)	Filing Party:
N/A
(4)	Date Filed:
N/A

DSP GROUP, INC.

Notice of Annual Meeting of Stockholders
To Be Held June 8, 2015

To the Stockholders of DSP GROUP, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of DSP Group, Inc., a Delaware corporation, will be held at the New York Marriott Eastside, 525 Lexington Avenue, New York City, New York, on Monday, June 8, 2015, at 8:30 a.m., local time, for the following purposes:

1.     Election of Directors to Serve One-Year Term. To elect six directors, Ofer Elyakim, Thomas A. Lacey, Gabi Seligsohn, Yair Seroussi, Patrick Tanguy and Kenneth H. Traub, each to serve until the 2016 annual meeting of stockholders, and until their successors are elected and qualified, subject to their earlier resignation or removal;

2.     Amendment and Restatement of Restated Certificate of Incorporation. To approve an amendment and restatement of the Company's Restated Certificate of Incorporation to eliminate supermajority voting rights contained therein and integrate into a single document all previously stockholder-approved amendments to the Restated Certificate of Incorporation;

3.     Amendment and Restatement of Restated Certificate of Incorporation. To approve an amendment and restatement of the Company's Restated Certificate of Incorporation to add a provision to designate Delaware Chancery Court as the exclusive forum for certain legal actions;

4.     Amendment and Restatement of the 2012 Equity Incentive Plan. To approve an amendment and restatement of the Company’s 2012 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,450,000 shares to 2,450,000 shares;

5.      Amendment and Restatement of the 1993 Employee Stock Purchase Plan. To approve an amendment and restatement of the Company’s 1993 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder from 3,800,000 shares to 4,800,000 shares;

6.     Selection of Independent Auditors. To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent auditors for the year ending December 31, 2015;

7.     Compensation of the Named Executive Officers. Advisory vote to approve the Company’s named executive officers compensation; and

8.     To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof. Our board of directors has fixed the close of business on April 16, 2015 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

Whether or not you expect to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all of your shares will be voted. If you send in your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors,

Ofer Elyakim

Chief Executive Officer

Los Altos, California

April 29, 2015

Mailed to Stockholders

on or about May 7, 2015

DSP GROUP, INC.
161 S. San Antonio Road, Suite 10
Los Altos, CA 94022

Proxy Statement
for 2015 Annual Meeting of Stockholders

General Information

This proxy statement is furnished to the stockholders of DSP Group, Inc., a Delaware corporation, in connection with the solicitation by our board of directors of proxies in the accompanying form for use in voting at the annual meeting of stockholders to be held on June 8, 2015, at 8:30 a.m., local time, at New York Marriott Eastside, 525 Lexington Avenue, New York City, New York, and any adjournment or postponement thereof. The shares represented by proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting.

This proxy statement, any accompanying proxy card or voting instruction form and our 2014 annual report to stockholders will be made available on or about May 7, 2015 to our stockholders of record on April 16, 2015 at https://materials.proxyvote.com/23332B.

Solicitation, Record Date and Voting Procedures

The solicitation of proxies will be conducted by mail and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on April 16, 2015 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the annual meeting. As of the close of business on the record date, we had 22,235,343 shares of common stock outstanding and entitled to vote at the annual meeting. The presence at the annual meeting of a majority of these shares of our common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. An automated system administered by our transfer agent will tabulate votes cast by proxy, and a representative from our transfer agent will act as the inspector of elections to tabulate votes cast in person at the annual meeting. Each outstanding share of common stock on the record date is entitled to one vote on all matters.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders and will have the same effect as a “no” vote on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. Pursuant to New York Stock Exchange (“NYSE”) Rule 452, proposal 1 (election of directors) is a non-routine matter and, therefore, may not be voted upon by brokers without instruction from beneficial owners.

With respect to proposal 1 of this proxy statement, each director nominee will be elected by a plurality of the votes of shares of our common stock represented and voted at the annual meeting, and abstentions and broker “non-votes” will not affect the election of a director nominee who receives a plurality of votes. Nevertheless, the Company’s bylaws specify that in an uncontested election, any director nominee who receives a greater number of votes “withheld” from his election than votes “for” his election shall promptly tender his resignation following the vote. “Abstentions” will not count as a vote cast with respect to a director nominee. The nomination and corporate governance committee of our board of directors will consider the resignation offered by a director nominee who receives a greater number of votes “withheld” from his election than votes “for” his election and recommend to our board whether to accept the resignation offer. Our board will disclose its determination within ninety days from the date of the certification of the stockholder vote for the relevant annual meeting.

With respect to proposal 2 of this proxy statement, the affirmative vote of 66 2/3% of shares of our common stock outstanding as of the record date is required for approval. With respect to proposal 3 of this proxy statement, the affirmative vote of a majority of our common stock outstanding as of the record date is required for approval. With respect to proposals 4, 5 and 6 of this proxy statement, the affirmative vote of a majority of shares of our common stock represented and voted at the annual meeting is required for approval. With respect to proposal 7 of this proxy statement, the affirmative vote of a majority of shares of our common stock represented and voted at the annual meeting is required for approval, although such vote will not be binding on us. Abstentions will have the same effect as “no” votes on proposals 2, 3, 4, 5, 6 and 7 presented at this annual meeting. Broker “non-votes” will have the same effect as “no” votes on proposals 2 and 3, and no effect on proposals 4, 5, 6 and 7.

The Proxy

The persons named as proxy holders, Ofer Elyakim and Dror Levy, were selected by our board of directors and currently serve as our executive officers.

All shares represented by each properly executed, unrevoked proxy received in time for the annual meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the common stock represented by the proxy will be voted as to the proposal for which no specification is given as follows: (1) FOR the election of all director nominees named in this proxy statement; (2) FOR proposals 2, 3, 4, 5, 6 and 7; and (3) with respect to any other matters that may come before the annual meeting, at the discretion of the proxy holders. We do not presently know of any other business to be conducted at the annual meeting.

Revocability of Proxy

If the shares of common stock are held in your name, you may revoke your proxy given pursuant to this solicitation at any time before the proxy card is voted by: (i) delivering to us (to the attention of Dror Levy, our Secretary), at the address of our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the annual meeting and voting in person. If your shares are held in “street name,” you should follow the directions provided by your broker regarding how to revoke your proxy. Your attendance at the annual meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy. You will be required to give oral notice of your intention to vote in person to the inspector of elections at the annual meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS TO SERVE ONE-YEAR TERM

Our bylaws currently authorize the number of directors to be not less than five or more than nine. The number of directors on our board of directors is currently fixed at nine.

In June 2014, our stockholders approved an amendment to our Restated Certificate of Incorporation and bylaws to declassify the board and move to annual elections of directors. The declassification was phased in beginning with the 2014 annual meeting and will result in the board being fully declassified, and all board members standing for annual elections of one-year terms, beginning with our 2016 annual meeting.

The term of office for our Class I directors (Dr. Reuven Regev, and Messrs. Norman J. Rice III and Norman P. Taffe), who were previously elected to our board at our 2013 annual meeting for a three-year term prior to stockholder approval of the declassification of the board, expires at our 2016 annual meeting. The term of office for our Class II directors (Messrs. Ofer Elyakim, Gabi Seligsohn and Yair Seroussi,), who were previously elected to our board at our 2014 annual meeting for a one-year term concurrently with the declassification approved by stockholders at our 2014 annual meeting, expires at this annual meeting. The term of office for our Class III directors (Messrs. Tom Lacey, Kenneth H. Traub and Patrick Tanguy), who were previously elected to our board at our 2012 annual meeting for a three-year term prior to stockholder approval of the declassification of the board, expires at this annual meeting.

At this annual meeting, the stockholders will elect six directors to serve one-year term until the 2016 annual meeting. Each of Messrs. Elyakim, Lacey, Seligsohn, Seroussi, Tanguy and Traub have been nominated as a director to serve until the 2016 annual meeting of stockholders and until their successors are elected or appointed and qualified, or until their earlier resignation or removal. Our board has no reason to believe that each of Messrs. Elyakim, Lacey, Seligsohn, Seroussi, Tanguy and Traub will be unable or unwilling to serve as a director if elected.

Director Nominees to Serve One-Year Term

Ofer Elyakim, 45, currently serves as our Chief Executive Officer and a member of the Board of Directors. Mr. Elyakim joined us in January 2006 as Director of Business Development and Investor Relations, and was promoted to Vice President of Business Development in May 2007. He was promoted to Senior Vice President, President of South East Asia Operations in May 2008. In July 2009, Mr. Elyakim was appointed our Chief Executive Officer. In May 2011, Mr. Elyakim was appointed to our board. Previously, Mr. Elyakim worked as a research analyst covering media and broadcasting companies at CIBC World Markets in New York. Prior to that, he held several management positions at Radvision, Tundo Communications and Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global. A certified public accountant, Mr. Elyakim holds an MBA with honors from Columbia Business School and a BA in Computer Science and Accounting from Tel Aviv University. We believe Mr. Elyakim’s qualifications to sit on our board include his extensive knowledge of the company, its products, strategies, and customers through his employment with the company, including as our Chief Executive Officer, his strong leadership skills and his broad experience in executive management roles.

Thomas A. Lacey, 56, has served as one of our directors since May 2012.  Since May 2013, Mr. Lacey has served as Chief Executive Officer and a director of Tessera Technologies, Inc. (NASDAQ: TSRA), a technology licensor in areas such as mobile computing and communications, memory and data storage, and 3-D integrated circuit technologies. He formerly was the Chairman and Chief Executive Officer of Components Direct, a provider of cloud-based product life cycle solutions, and served in those capacities from May 2011 to April 2013. Mr. Lacey served on the board of directors and the audit committee of International Rectifier Corporation, a leader in power management technology, and has served in those capacities from March 2008 to January 2015 when the company was sold to Infineon. Previously, Mr. Lacey served as the President, Chief Executive Officer and a director of Phoenix Technologies Ltd., a global provider of basic input-output software for personal computers, from February 2010 to February 2011. Prior to joining Phoenix Technologies Ltd., Mr. Lacey was the Corporate Vice President and General Manager of the SunFab™ Thin Film Solar Products group of Applied Materials, Inc., from September 2009. Mr. Lacey previously served as President of Flextronics International’s Components Division, now Vista Point Technologies, from 2006 to 2007. Mr. Lacey joined Flextronics in connection with the sale to Flextronics of publicly-traded International Display Works, where Mr. Lacey had been Chairman, President and Chief Executive Officer from 2004 to 2006. Prior to International Display Works, Mr. Lacey held various management and executive positions at Intel Corporation for 13 years, including Vice President Sales and Marketing, President of Intel Americas, and Vice President and General Manager, Flash Products. Mr. Lacey holds a Bachelor of Arts degree in computer science from the University of California, Berkeley, and masters of business administration degree from the Leavey School of Business at Santa Clara University. We believe Mr. Lacey’s qualifications to sit on our board include his current and past role as CEO of leading technology companies, including another NASDAQ-listed company with a complex global structure, his financial expertise, as well as his executive leadership and management experiences.

Gabi Seligsohn, 48, has served as one of our directors since May 2013. Since April 2014, he has been the Chief Executive Officer of Kornit Digital Ltd., (NASDAQ: KRNT), a developer and manufacturer of industrial and commercial printing solutions for the garment, apparel and textile industries. Mr. Seligsohn served as the President and Chief Executive Officer of Nova Measuring Instruments (NASDAQ: NVMI), a provider of leading-edge stand-alone metrology and the market leader of integrated metrology solutions to the semiconductor process control market, from August 2006 to August 2013. Mr. Seligsohn joined Nova in 1998 and served in several key positions in the company, including as the Executive Vice President, Global Business Management Group from August 2005 to August 2006. From August 2002 until August 2005, Mr. Seligsohn was President of Nova’s U.S. subsidiary, Nova Inc. Prior to that, he was Vice President Strategic Business Development at Nova Inc. where he established Nova’s OEM group managing the Applied Materials and Lam Research accounts between the years 2000 to 2002. From 1998 to 2000 he served as Global Strategic Account Manager for the company’s five leading customers. Mr. Seligsohn joined Nova after serving as a Sales Manager for key financial accounts at Digital Equipment Corporation. Mr. Seligsohn holds an LL.B. from the University of Reading in England. He was voted CEO of the year for the Israeli Hi-Tech industry by the Israeli management institute in 2010. We believe Mr. Seligsohn’s qualifications to sit on our board include his experience as CEO of leading complex global organizations, his financial expertise, his vast experience in leading other NASDAQ-listed companies, as well as his executive leadership and management experience.

Yair Seroussi, 59, has served as one of our directors since February 2002. Since 2009 Mr. Seroussi has been the Chairman of the board of directors of Bank Hapoalim, Israel’s leading bank. Mr. Seroussi served as President of the Israeli Bank Association from 2009 to 2011. Mr. Seroussi was the founder and head of Morgan Stanley Israel for 16 years. He was the founder and Chairman of Mustang Mezzanine Fund. He served as the Chairman of the Investment Committee of Mivtachim, Israel’s largest pension fund, and founded and was a member of various investments committees of private equity funds. Mr. Seroussi served as a director of Israel Corp and Frutarom Industries. Mr. Seroussi is a member of the Board of Governors of the Hebrew University, and Chairman of the Eli Hurvitz Strategic Management Forum at the Tel Aviv University. Mr. Seroussi served over a decade in Israel’s Ministry of Finance where he held several senior positions. Mr. Seroussi holds a Bachelor’s degree in Economics and Political Science from the Hebrew University. We believe Mr. Seroussi’s qualifications to sit on our board include his years of experience providing strategic and investment advisory services to companies, as well as his leadership and risk assessment skills, and directorship expertise by being a director of Bank Hapoalim and various other Israeli companies.

Patrick Tanguy, 54, has served as one of our directors since November 1999 and was appointed as our non-executive Chairman in May 2014. Since September 2007, Mr. Tanguy has been a Managing Director at Wendel, a French-listed investment company. At Wendel, he notably serves as a non-executive director of various company holdings.  From February 1991 to September 2007, Mr. Tanguy served as Managing Director and Chief Executive Officer of various manufacturing and service company: Prezioso S.A., an industrial coating and insulation specialist;   Monne-Decroix, a real estate development company;  Technal Group, an aluminum building systems company; Hays DX France, an express transport services company; DAFSA, a supplier of economic data and financial information; and Steelcase Strafor,  an office furniture manufacturer. Mr Tanguy started his professional career in 1984 at Bain & Co in London and Paris where he was promoted to Partner in 1990. Mr Tanguy received a MBA from HEC Paris. We believe Mr. Tanguy’s qualifications to sit on our board include his experience as CEO of leading complex global organizations, his financial expertise, as well as his executive leadership and management experience, and his understanding of our company acquired during his 15 plus years of service on our board.

Kenneth H. Traub, 53, has served as one of our directors since May 2012. Since 2009, Mr. Traub has been the President and Chief Executive Officer of Ethos Management LLC, which specializes in executing strategies to build and unlock stockholder value. Mr. Traub has been a general partner of Rosemark Capital, a private equity firm, since 2013. Mr. Traub served as President, Chief Executive Officer and a director of American Bank Note Holographics, Inc., or ABNH, a global leader in product and document security, from 1999 until its sale in 2008 to JDS Uniphase Corporation, a leading provider of optical and communications products. Mr. Traub managed the turnaround, growth and sale of ABNH. Following the sale of ABNH, Mr. Traub served as Vice President of JDSU in 2008. In 1994, Mr. Traub co-founded Voxware, Inc., a pioneer in ‘Voice over IP’ communication technologies and acted as its Executive Vice President, Chief Financial Officer and director until June 1998. Prior to Voxware, he was Vice President of Finance of Trans-Resources, Inc. Mr. Traub currently serves on the boards of directors of the following publicly traded companies: (i) MRV Communications, Inc. (NASDAQ: MRVC) since November 2011 and as Chairman since January 2012, where he is a member of the audit committee, compensation committee and nominating and governance committee; (ii) Athersys, Inc. (NASDAQ: ATHX) since June 2012 where he is a member of the audit committee and compensation committee; (iii) Vitesse Semiconductor Corp. (NASDAQ: VTSS) since March 2013, where he is a member of the compensation committee and chairman of the strategic advisory committee – Vitesse entered into a definitive agreement in March 2015 in which it agreed to be acquired by Microsemi Corporation; and (iv) A.M. Castle & Co., (NYSE: CAS), since March 2015 where he is a member of the human resource committee and finance committee. Mr. Traub also served on the board of Phoenix Technologies Ltd. (NASDAQ:PTEC) from November 2009 through its sale in December 2010, where he was a member of the audit committee and compensation committee, served on the board of MIPS Technologies, Inc. (NASDAQ: MIPS) from November 2011 through its sale in February 2013, where he was a member of the audit and governance committee, and served on the board of iPass, Inc. (NASDAQ: IPAS) from June 2009 through June 2013, where he was a member of the compensation committee and the corporate governance and nominating committee, and served on the board of Xyratex Limited (NASDAQ: XRTX) from June 2013 through its sale in March 2014, where he was a member of the audit committee. Mr. Traub received a Master’s in Business Administration from Harvard Business School in 1988 and a Bachelor of Arts degree from Emory University in 1983. We believe Mr. Traub’s qualifications to sit on our board include his experience and expertise in managing, restructuring, rebuilding, growing and selling companies to maximize stockholder value.

Director Independence

Our board of directors has determined that all of the director nominees are “independent” as that term is defined in the published listing requirements of NASDAQ, except for Mr. Elyakim who is our Chief Executive Officer.

Required Vote

Pursuant to NYSE Rule 452, the uncontested election of directors is no longer a routine matter and, therefore, may not be voted upon by brokers without instruction from beneficial owners. Consequently, proxies submitted by brokers for shares beneficially owned by other persons may not, in the absence of specific instructions from such beneficial owners, vote the shares in favor of a director nominee or withhold votes from a director nominee at the brokers’ discretion.

The director nominees will be elected by a plurality of the votes cast. Abstentions and broker non-votes will not affect the election of a director nominee who receives a plurality of votes. Nevertheless, the Company’s bylaws specify that in an uncontested election, any director nominee who receives a greater number of votes “withheld” from his election than votes “for” his election shall promptly tender his resignation following the vote. “Abstentions” will not count as a vote cast with respect to a director nominee. The nomination and corporate governance committee of our board of directors will consider the resignation offered by a director nominee who receives a greater number of votes “withheld” from his election than votes “for” his election and recommend to our board whether to accept the resignation offer. Our board will disclose its determination within ninety days from the date of the certification of the stockholder vote for the relevant annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our executive officers and directors as of April 1, 2015:

Name	Age	Position
Patrick Tanguy (1)(2)(3)	54	Chairman of the Board of Directors
Ofer Elyakim (4)	45	Chief Executive Officer and Director
Dror Levy	41	Chief Financial Officer and Secretary
David Dahan	44	Chief Operating Officer
Thomas Lacey (1)(3)	56	Director
Gabi Seligsohn (3)(4)	48	Director
Reuven Regev(2)(3)	65	Director
Yair Seroussi (1)(2)	59	Director
Norman Taffe (2)(4)	49	Director
Norman Rice (1)(4)	41	Director
Kenneth H. Traub (2)(4)	53	Director

(1)	Member of the audit committee
(2)	Member of the compensation committee
(3)	Member of the nomination and corporate governance committee
(4)	Member of the strategy committee

Ofer Elyakim. See biography set forth in Proposal 1 of this proxy statement.

Dror Levy currently serves as our Chief Financial Officer. Mr. Levy joined us in August 2002 as Corporate Controller and was promoted to the position of Vice President of Finance in January 2006 and as our Chief Financial Officer and Secretary in July 2006. Prior to joining the Company, Mr. Levy worked at Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, where he served as an account manager in the high-tech practice. Mr. Levy is a certified public accountant and holds an M.B.A. from Tel Aviv University and a B.A. in Business and Accounting from the Israeli College of Management.

David Dahan currently serves as our Chief Operating Officer. Mr. Dahan joined us in that capacity in February 2012 as Chief Operating Officer. Before joining the company, Mr. Dahan was the Chief Operating Officer at PrimeSense, Ltd., a provider of 3D sensing technology for Kinect, from 2007 to 2012. He previously held managerial positions at CEVA, Inc. (NASDAQ: CEVA), a provider of DSP processor technology for the semiconductor industry, including leading the operations at CEVA as Vice President, from 2003 to 2007. Prior to CEVA, Mr. Dahan held the position of Director of VLSI at the company from 2001 to 2003. Mr. Dahan holds a B.Sc. in Electrical and Computer Engineering from Ben Gurion University in Israel and a MBA from Inter Disciplinary Center in Israel.

Thomas A. Lacey. See biography set forth in Proposal 1 of this proxy statement.

Reuven Regev has served as one of our directors since January 2011. Dr. Regev is the Chairman and Chief Executive Officer of Topscan Ltd, a computer peripheral electronic devices company, a company he founded, since 2008. Since 2011, Dr. Regev has also served as a board member of Asparna Ltd, a real time synchronization and collaboration technology company. From 2009 to 2014 Dr. Regev served as the Chairman of Flexicath Ltd, a medical devices company. From 2006 to 2008, Dr. Regev served as Chief Executive Officer and a board member of Karmelsonix Ltd. (ASX: KSX), a medical devices company focused on Asthma treatment and listed on the Australian Stock Exchange. Between 1995 and 2005, Dr. Regev served as the CEO of Vectory Ltd, the High-Tech investment arm of Elbit Imaging (NASDAQ: EMITF). Dr. Regev received a B.Sc. and an M.Sc in Electrical Eng. Communications and Control Systems from the Technion, Israel. He received a M.Sc. and a Ph.D. in Industrial Engineering and Management from Stanford University, California. We believe Dr. Regev’s qualifications to sit on our board include his years of executive and operational experience and his deep understanding of technology companies operating from the U.S. and Israel.

Gabi Seligsohn. See biography set forth in Proposal 1 of this proxy statement.

Yair Seroussi. See biography set forth in Proposal 1 of this proxy statement.

Norman J. Rice, III has served as one of our directors since May 2013. Since July 2010 Mr. Rice has served as Managing Partner of New Castle Capital Group, LLC, a private equity firm specializing in divestiture, management buyout and exit opportunities for organizations in the middle market. From June 2005 until March 2009, Mr. Rice was the Vice President of the Communications, Media and Entertainment (CME) Vertical Business Unit of CA, Inc. (n/k/a CA Technologies, Inc.) (NASDAQ: CA), an independent enterprise information technology management software and solutions company. From March 2005 until June 2005, Mr. Rice served as Vice President of Business Development of the Aprisma Management Technologies Business Unit of Concord Communications, Inc., a provider of network service management software solutions, until its acquisition by CA, Inc. in June 2005. Prior to that, Mr. Rice was the Vice President of Business and Corporate Development at Aprisma, from January 2002 until its acquisition by Concord in February 2005.  From May 2000 until October 2001, Mr. Rice was the Director of Software Solutions and Business Development of HoustonStreet Exchange, Inc., a subsidiary of BayCorp Holdings, Ltd. (AMEX: MWH).  Mr. Rice also served in technology consulting and business development roles in the United States and Europe for MicroStrategy, Inc. (NASDAQ: MSTR), from March 1999 to May 2000.  In addition, Mr. Rice served as an Advisory Board Member of vKernel (n/k/a Quest Software), a then leading provider of performance and capacity management software that ensures vm performance of VMware, Hyper-V and Red Hat environments from June 2009 to January 2011. Mr. Rice has also served on the Board of Directors of Nitro Security Inc. (n/k/a McAfee, Inc.), a then leading provider of security information and event management (SIEM) solutions that provides complete visibility and situational awareness to protect critical information and infrastructure, from July 2007 to September 2008. Mr. Rice has worked for leading private investment firms that focus on enhancing stockholder value for technology related businesses, including as a manager in a Gores Technology Group business from September 2002 until March 2005, as a consultant for The Gores Group, LLC from June 2006 until May 2007 and as a consultant to Marlin Equity Partners, LLC from May 2007 to April 2008. Mr. Rice holds Master’s degrees in Engineering and Management from Dartmouth College and a Bachelor of Science from the University of Michigan. We believe Mr. Rice’s qualifications to sit on our board include his expertise in business strategy, general management, global sales, marketing, product management and business development.

Norman P. Taffe has served as one of our directors since May 2013. Mr. Taffe has been a general manager at SunPower Corporation since June 2013. Since September 2012, Mr. Taffe has served as a member of the board of directors of Integrated Device Technology, Inc. (NASDAQ: IDTI), a mixed-signal semiconductor solutions company. He is also a member of the board of directors of the Second Harvest Food Bank, a non-profit organization, since July 2008. Previously, Mr. Taffe served as the Executive Vice President of Consumer and Computation Division of Cypress Semiconductor Corporation (NASDAQ: CY) (“Cypress”), a provider of high-performance, mixed-signal, programmable solutions that provide customers with rapid time-to-market and exceptional system value, from May 2007 until May 2012. Prior to that, Mr. Taffe held numerous positions with Cypress, including Marketing Director of the programmable logic and interface products divisions from April 1999 to July 2001, Managing Director of Cypress’ mergers and acquisitions and venture funds from July 2001 to September 2002, Managing Director of the wireless business unit from September 2002 to January 2005, and Vice President of the Personal Communications Division from January 2005 to May 2005. He completed the Program for Management Development at Harvard Business School and has a Bachelor of Science degree in Electrical Engineering from the University of Michigan. We believe Mr. Taffe’s qualifications to sit on our board include his 20 plus years in senior executive positions, his extensive experience in the technology industry and directorship on another NASDAQ-listed company..

Patrick Tanguy. See biography set forth in Proposal 1 of this proxy statement.

Kenneth H. Traub. See biography set forth in Proposal 1 of this proxy statement.

Corporate Governance Overview

Our board of directors is committed to strong and effective corporate governance, and, as a result, it regularly monitors our corporate governance policies and practices to ensure compliance with applicable laws, regulations and rules, as well as the best practices.

Our corporate governance program features the following:

●	We have an independent chairman of the board;

●	All of our directors, other than our CEO, are independent;

●	Beginning in 2014, we initiated a declassification of the board such that at the 2016 annual meeting of stockholders, all of our board members would be up for election annually;

●

Each director attended at least 75% of the aggregate of the total number of board meetings and total number of meetings of board committees on which such director served during the time he served on the board or committees in 2014;

●	We have no stockholder rights plan in place;

●

Our board committees regularly review and update, as necessary, the committee charters, which clearly establish the roles and responsibilities of each such committee, and such charters are posted on our website for review;

●	Our board generally has an executive session among our non-employee and independent directors after every board meeting;

●	Two of our four audit committee members qualify as audit committee financial experts;

●	Our board enjoys unrestricted access to the Company’s management, employees and professional advisers;

●	We have a code of business conduct and ethics that is reviewed regularly for best practices and is posted on our website for review;

●	We have a clear set of corporate governance guidelines that is reviewed regularly for best practices and is posted on our website for review;

●	We are proposing at this annual meeting to amend our restated certificate of incorporation to eliminate all supermajority voting provisions therein;

●	We have a compensation recoupment policy;

●	Our insider trading policy prohibits hedging, pledging or shorting of our stock by all executive officers and directors without written approval by the compliance officer;

●	None of our board members is serving on an excessive number of public company boards;

●	There are no family relationships among any of our directors or executive officers;

●	Our board performs an annual self-assessment, led by the chair of the nomination and corporate governance committee, to evaluate its effectiveness in fulfilling its obligations;

●

Our corporate governance documents do not contain a supermajority standard for the approval of a merger or a business combination, which transaction requires the affirmative vote of a majority of the outstanding shares; and

●	We have a stock ownership requirement to ensure that our directors and executive officers remain aligned with the interests of the company and our stockholders.

Board Leadership Structure

Our board of directors has a Chairman who is a non-employee director. Our Chairman is responsible for setting the agenda for board meetings, presiding over meetings of the board, facilitating communication among directors and ensuring an appropriate information flow from senior management to the board. Our Chief Executive Officer joined as a member of our board in May 2011. Our board of directors unanimously appointed our Chief Executive Officer to the board in consideration of the insights he brings to the board in light of his day to day leadership of the company and intimate knowledge of our business and operations.

Director Independence

Our board of directors has determined that all non-employee directors of the board, currently consisting of Messrs. Lacey, Regev, Rice, Seligsohn, Seroussi, Taffe, Tanguy and Traub, are “independent” as that term is defined in the NASDAQ listing standards. In making this determination, our board of directors considered transactions and relationships between each director or his immediate family and the company and our subsidiaries, of which there were none in 2014. The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. As a result of this review, our board affirmatively determined, based on its understanding of such transactions and relationships, that all of our non-employee directors are independent of the company and, therefore, a majority of the members of our board is independent, under the standards set forth by the NASDAQ listing standards.

The Board’s Role in Risk Oversight

Our board of directors engages an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full board in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. Our board’s role in the company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial, legal and regulatory, and strategic and reputational risks. While the full board has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. For example, financial risks, including internal controls, are overseen by the audit committee and risks that may be implicated by our executive compensation programs are overseen by the compensation committee. Moreover, our nomination and corporate governance committee conducts an annual board assessment and reports its findings to the full board. Upon identification of a risk, the assigned board committee or the full board discuss or review risk management and risk mitigation strategies. Additional review or reporting on enterprise risks is conducted as needed or as requested by the board or committee.

Relationships among Directors or Executive Officers

There are no family relationships among any of our directors or executive officers.

Meetings and Committees of the Board of Directors

During 2014, our board of directors met five times in meetings or telephonically. No director attended fewer than 75% of the aggregate of either (i) the total number of board meetings held during the period for which he was a director, or (ii) the total number of committee meetings of the board held in 2014 on which he served. In light of the geographic dispersion of our directors, the directors’ attendance at the annual meeting of stockholders is encouraged but not required. Director attendance at each annual stockholders’ meeting will be posted on our web site at www.dspg.com. All of our directors attended the 2014 annual meeting. It is also the general policy of our board that at the conclusion of each meeting of the board, the independent directors shall meet separately with no members of management present to review and discuss, among other things, the company’s strategy, performance and management effectiveness.

Compensation Committee

The compensation committee met in meetings or telephonically two times in 2014. The compensation committee currently consists of Messrs.  Seroussi, Taffe, Traub and Tanguy with Dr. Regev as the Chairman. Our board of directors has determined that all current members of the compensation committee are “independent” as that term is defined in the NASDAQ listing standards. The committee’s functions are to establish and apply our compensation policies with respect to our executive officers. Additional duties and powers of the compensation committee are set forth in its charter, which was adopted and approved in January 2005, and a copy of which is available on our website at www.dspg.com.

Audit Committee

The audit committee met four times in meetings or telephonically in 2014. The audit committee currently consists of Messrs. Lacey, Rice and Seroussi with Mr. Tanguy as the Chairman. The audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. In addition, the audit committee is responsible for approving the audit and non-audit services performed by our independent auditors and for reviewing and evaluating our accounting principles and our system of internal accounting controls. Additional duties and powers of the audit committee are set forth in its amended and restated charter, which was adopted and approved in November 2002 and further amended in July 2003, January 2005, February 2009 and January 2014 and a copy of which is available on our website at www.dspg.com. The audit committee has also established procedures for (a) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

After considering transactions and relationships between each member of the audit committee or his immediate family and the company and our subsidiaries and reviewing the qualifications of the members of the audit committee, our board of directors has determined that all current members of the audit committee are (1) ”independent” as that term is defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (2) “independent” as that term is defined in the NASDAQ listing standards; and (3) financially literate and have the requisite financial sophistication as required by the NASDAQ listing standards. Furthermore, our board of directors has determined that Messrs. Lacey and Tanguy qualify as audit committee financial experts, as defined by the applicable rules of the Exchange Act, pursuant to the fact that, among other things, both are or have been Chief Executive Officers of various companies, and in those capacities had acquired the relevant experience and expertise and have the attributes set forth in the applicable rules as being required for an audit committee financial expert.

Nomination and Corporate Governance Committee

The nomination and corporate governance committee met once telephonically in 2014. The nomination and corporate governance committee currently consists of Messrs. Seligsohn, Tanguy and Dr. Regev with Mr. Lacey as the Chairman. Our board of directors has determined that all current members of the nomination and corporate governance committee are “independent” as that term is defined in the NASDAQ listing standards. The nomination and corporate governance committee is to assist the board in all matters relating to the establishment, implementation and monitoring of policies and processes regarding the recruitment and nomination of candidates to the board and committees of the board, and the development, evaluation and monitoring of our corporate governance processes and principles. The committee also is responsible for developing, implementing and monitoring compliance of our code of business conduct and ethics and making recommendations to the board of revisions to the code from time to time as appropriate. Additional duties and powers of the nomination and corporate governance committee are set forth in its charter, which was adopted and approved in January 2005, and a copy of which is available on our website at www.dspg.com.

Strategy Committee

The strategy committee met in meetings or telephonically two times in 2014. The strategy committee currently consists of Messrs. Elyakim, Rice, Seligsohn and Taffe with Mr. Traub as the Chairman. The purpose of the strategy committee is to review and make recommendations to the board regarding the strategic direction of the company, review and assess the long-range strategic objectives of the company and provide oversight of the company’s strategic plan and its implementation. Additional duties and powers of the strategy committee are set forth in its charter, which was adopted and approved in June 2013.

Compensation Committee Interlocks and Insider Participation

The compensation committee currently consists of Messrs.  Seroussi, Taffe, Traub and Tanguy with Dr. Regev as the Chairman. No member of this committee is a present or former officer or employee of the company or any of our subsidiaries. None of our executive officers served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board or compensation committee.

Qualifications of Directors

Our board of directors has not established any special qualifications or any minimum criteria for director nominees. In considering candidates for the board, the nomination and corporate governance committee will consider the entirety of each candidate’s credentials, regardless of the nominee’s gender, racial background, religion or ethnicity. However, as specified in the charter for the nomination and corporate governance committee, the committee will consider certain qualifications such as the nominee’s personal and professional integrity, ability, judgment, broad experience in business, finance or administration, familiarity with our industry, ability to serve the long-term interests of our stockholders and sufficient time available to devote to our affairs. The nomination and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective director nominees. The committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board to fulfill its responsibilities. The nomination and corporate governance committee will also use its best efforts to seek to ensure that the composition of our board of directors at all times adheres to the independence requirements applicable to companies listed on NASDAQ, as well as other regulatory requirements applicable to us.

Diversity of the Board

Our board of directors does not have a formal policy requiring the nominating and corporate governance committee to consider the diversity of directors in its nomination process. Nonetheless, our board values diversity and diversity is one of the factors considered by the committee in the director identification and nomination process. The committee seeks nominees with a broad diversity of experience, professions, education, skills, geographic representation and backgrounds with a view to have a slate of candidates for election that represents a diversity of views, experiences and backgrounds.

Director Annual Evaluation

It is important to the company that the board and its committees are performing effectively and in the best interests of the company and its stockholders. The board performs an annual self-assessment, led by the chair of the nomination and corporate governance committee, to evaluate its effectiveness in fulfilling its obligations. As part of this annual self-assessment, directors are able to provide feedback on the performance of other directors. The chair of the nomination and corporate governance committee then follows up on this feedback and takes such further action as he deems appropriate.

Director Nomination Process

We do not have a formal director nomination process.

Continuing Directors

Generally, the nomination and corporate governance committee identifies nominees by first evaluating the current members of the board willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for renomination. The nomination and corporate governance committee will balance the value of continuity of service by existing members of the board with that of obtaining a new perspective.

New Directors

Generally, once a need to add a new board member is identified, the nomination and corporate governance committee will initiate a search by working with staff support, seeking input from board members and senior management and, if necessary, hiring a consultant or search firm. After a slate of possible candidates is identified, members of the nomination and corporate governance committee, other members of the board and senior management have the opportunity to interview the prospective candidate(s). The remaining members of the board who do not interview the prospective candidate(s) are kept informed of the progress. A potential new director also may be recommended by a current director, after which the input of the nomination and corporate governance committee and the other members of the board on the merits of his or her appointment to the board would be sought. The nomination and corporate governance committee ultimately recommends the best candidate(s) the committee members determine after the selection process for approval by the full board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file initial reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Copies of these reports are also required to be delivered to us.

We believe, based solely on our review of the copies of such reports received or written representations from the Reporting Persons, that during the fiscal year ended December 31, 2014, all Reporting Persons complied with all applicable filing requirements except a Form 4 filing for Mr. Lacey relating to a purchase of our common stock on the open market was filed one-day late.

Communications with the Board

Our board of directors believes that full and open communication between stockholders and members of our board is in our best interests and the best interests of our stockholders. Stockholders can contact any director or committee of the board by writing to the Chairman of the nomination and corporate governance committee, c/o DSP Group, Inc., 2161 S. San Antonio Road, Suite 10, Los Altos, CA 94022. The Chairman of the nomination and corporate governance committee will determine the extent to which such stockholder communications should be disseminated to other members of the board and what response, if any, should be made to such communications. Comments or complaints relating to our accounting, internal accounting controls or auditing matters may be referred directly to our audit committee by writing to the Chairman of the audit committee, c/o DSP Group, Inc., 2161 S. San Antonio Road, Suite 10, Los Altos, CA 94022.

Stockholder Proposals

The nomination and corporate governance committee will consider stockholder proposals properly submitted to us, including recommendations of qualified director nominee(s), in accordance with the procedures set forth below. In order to have a proposal considered by the nomination and corporate governance committee for the 2016 annual meeting, a stockholder must submit its proposal and other relevant information in writing to the attention of our Secretary at our principal executive offices no later than January 7, 2016. With respect to general stockholder proposals, the stockholder must submit the following relevant information: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of our common stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, (v) as to the stockholder giving the notice and any Stockholder Associated Person (as defined below), whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of our common stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of our common stock (each, a “Relevant Hedge Transaction”), (vi) as to the stockholder giving the notice and any Stockholder Associated Person, to the extent not set forth pursuant to the immediately preceding clause, (a) whether and the extent to which such stockholder or Stockholder Associated Person has direct or indirect beneficial ownership of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to our common stock, whether or not such instrument or right shall be subject to settlement in the underlying common stock or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of our common stock (a “Derivative Instrument”), (b) any rights to dividends on our common stock beneficially owned by such stockholder that are separated or separable from the underlying shares of our common stock, (c) any proportionate interest in shares of our common stock or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a partner or, directly or indirectly, beneficially owns an interest in a partner and (d) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of our common stock or Derivative Instruments, if any, as of the date of such notice, including without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date); and (vii) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent to a stockholder proposal. A “Stockholder Associated Person” of any stockholder means (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of our common stock owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person. Subject to any exclusions permitted by applicable law, only stockholder proposals submitted in accordance with the above requirements will be presented at any annual meeting. The chairman of the meeting may, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and, if he should so determine, he may so declare at the meeting that any such business not properly brought before the meeting will not be transacted.

With respect to recommendations of director nominee(s), the stockholder must submit the following relevant information in writing to the attention of our Secretary at our principal executive offices no later than January 7, 2016: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of our common stock which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) the information set forth in the above paragraph relating to general stockholder proposals. Once the nomination and corporate governance committee receives the stockholder recommendation, it may deliver to the prospective candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the nomination and corporate governance committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated.

The nomination and corporate governance committee will not evaluate candidates differently based on who has made the proposal. The committee will consider candidates for the board from any reasonable source, including stockholder recommendations. The committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms were used for the slate of director nominees at this annual meeting, and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.

Greater detail about the submission process for stockholder proposals are set forth in our bylaws, a copy of which may be obtained by making a written request to our Secretary at the address of our principal executive offices.

We have not received a director nominee recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of our common stock.

Code of Business Conduct and Ethics

Our board of directors adopted a code of business conduct and ethics in July 2003 and further amended it in January 2005. This code applies to all of our employees and is posted on our web site at www.dspg.com. The code satisfies the requirements under the Sarbanes-Oxley Act of 2002, as well as NASDAQ rules applicable to issuers listed on NASDAQ. The code, among other things, addresses issues relating to conflicts of interests, including internal reporting of violations and disclosures, and compliance with applicable laws, rules and regulations. The purpose of the code is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that our business is conducted in a legal and ethical manner. Any waivers to the code with respect to our executive officers and directors may be granted only by the audit committee. Any waivers to the code with respect to the remainder of the employees may be granted by the corporate compliance officer, which is currently our Chief Financial Officer. Any waivers to the code and any amendments to the code applicable to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller or persons performing similar functions, will be posted on our web site. Our audit committee has also established procedures for (a) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Guidelines

Our board of directors adopted a set of corporate governance guidelines in January 2011. The guidelines set forth the practices our board follows with respect to, among other things, the composition of the board and board committees, director responsibilities, director continuing education and performance evaluation of the board. The guidelines are posted on our web site at www.dspg.com.

No Supermajority Vote on Approval of Mergers or Other Business Combinations

Our corporate governance documents do not contain a supermajority standard for the approval of a merger or a business combination. Such transactions require the affirmative vote of a majority of the outstanding shares.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 1, 2015, by (i) each stockholder known to us to own beneficially more than 5% of our common stock; (ii) each of our directors as of April 1, 2015; (iii) the named executive officers; and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, the address of each of the executive officers and directors is c/o DSP Group, Inc., 161 S. San Antonio Road, Suite 10, Los Altos, CA 94022.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting power and/or investment power with respect to securities. The percentages are based on 22,227,483 shares of our common stock outstanding as of April 1, 2015. Shares of common stock subject to options, stock appreciation rights or restricted stock units currently exercisable or exercisable within 60 days of April 1, 2015 are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding the options or stock appreciation rights, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated by footnote, we believe that the persons named in this table, based on information provided by them, have sole voting and investment power with respect to the shares of common stock indicated.

Name of Beneficial Owner	Shares Beneficially Owned	Approximate Percent Beneficially Owned	Options, Stock Appreciation Rights and Restricted Stock Units Included in Shares Beneficially Owned (4)
BlackRock, Inc. (1) 55 East 52nd Street New York, NY 10022	3,377,010	15.19%	–

Dimensional Fund Advisors LP (2) Palisades West, Building One 6300 Bee Cave Road Austin, Texas, 78746	1,845,721	8.30%	–

1.Rima Senvest Management, LLC (3) 540 Madison Avenue, 32nd Floor New York, New York 10022	1,597,964	7.19%	–

Ofer Elyakim	430,774	1.91%	356,262
Dror Levy	128,645	*	106,583
David Dahan	51,095	*	26,688
Thomas A. Lacey	63,000	*	53,000
Reuven Regev	82,000	*	78,000
Norman J. Rice III	33,980	*	28,000
Gabi Seligsohn	32,000	*	28,000
Yair Seroussi	127,000	*	123,000
Norman Taffe	33,600	*	28,000
Patrick Tanguy	142,000	*	138,000
Kenneth H. Traub	71,153	*	53,000
All directors and executive officers as a group (11 persons)	1,195,247	5.14%	1,018,533

*	Less than 1%

(1)

Based on a Schedule 13G/A filed by BlackRock, Inc. on January 9, 2015, with the Securities and Exchange Commission, reporting beneficial ownership as of December 31, 2014. The Schedule 13G/A reported sole voting power of 3,338,675 shares and sole dispositive power of 3,377,010 shares.

(2)

Based on a Schedule 13G/A filed by Dimensional Fund Advisors LP on February 5, 2015, with the Securities and Exchange Commission, reporting beneficial ownership as of December 31, 2014. The Schedule 13G/A reported sole voting power of 1,794,307 shares and sole dispositive power of 1,845,721 shares.

(3)

Based on a Schedule 13G/A jointly filed by Rima Senvest Management, LLC (“Rima”) and Richard Mashaal on February 17, 2015, with the Securities and Exchange Commission, reporting beneficial ownership as of December 31, 2014. The Schedule 13G/A reported shared voting and dispositive power of 1,195,044 shares by Rima, and shared voting and dispositive power of 1,597,964 shares by Mr. Mashaal. The reported securities are held in the accounts of Senvest Master Fund, L.P. and Senvest Israel Partners, L.P. and Senvest International L.L.C.

(4)

For purposes of the above table, with respect to stock appreciation right awards granted to all of our executive officers, the number of shares of our common stock subject to stock appreciation right awards that are currently exercisable or exercisable within 60 days of April 1, 2015 is calculated based on 50% of the units subject to such awards for grants prior to 2009, 75% of the units subject to such awards for grants in 2009, 67% of the units subject to such awards for grants in 2010 and 2011, and 50% of the units subject to such awards for grants in 2012. The percentages represent the maximum number of shares that could be issued upon the exercise of those stock appreciation right awards. Our directors do not receive stock appreciation right awards.

Equity Compensation Plan Information

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2014.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,333,619	$4.95	878,836

Equity compensation plans not approved by security holders (2)	2,335,841	$7.13	118,535

Total	3,669,460	$6.34	997,371(1)

(1)	The amount includes 403,401 shares of common stock available for future issuance under our 1993 Employee Stock Purchase Plan as of December 31, 2014.

(2)

Neither the Amended and Restated 1998 Non-Officer Employee Option Plan (the “1998 Plan”) nor the Amended and Restated 2003 Israeli Share Incentive Plan (the “2003 Plan”) was previously approved by our stockholders. From 2004 to 2012, the total number of shares of common stock available for the grant of options under the 2003 Plan was increased on the first day of each calendar year by a number of shares equal to three percent of the number of shares of our common stock outstanding as of such date or a lesser number as determined by the administrator of the plan. In May 2012, the 2003 Plan terminated.

Amended and Restated 1998 Non-Officer Employee Stock Option Plan

Our board of directors adopted the 1998 Plan in November 1998. As of December 31, 2014, 9,232,549 shares of common stock were granted and 118,535 shares of common stock remained available for grant. The board of directors, or a committee designated by the board of directors, administers the 1998 Plan. The administrator has the sole discretion to interpret any provision of the 1998 Plan, and to determine the terms and conditions of awards of non-qualified stock options or stock appreciation rights under the 1998 Plan. Options and stock appreciation rights currently may be granted to our employees and employees of any of our subsidiaries. Officers may not be granted options or stock appreciation rights under the 1998 Plan. The material features of the 1998 Plan are summarized below.

Term. The term of each option or stock appreciation right shall be stated in the applicable option or stock appreciation right agreement.

Exercise Price or Base Appreciation Right. The exercise price per share of common stock for an option and the base appreciation amount for a stock appreciation right shall be determined by the administrator.

Vesting. Each option or stock appreciation right shall vest in accordance with a schedule as determined by the administrator.

Early Exercise. An option may include a provision whereby the participant may elect to exercise any part or all of the option prior to vesting of the option. Any unvested shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or any other restriction the administrator determines to be appropriate.

Transferability. Options and stock appreciation rights are transferable to the extent provided in the applicable option agreement or stock appreciation right agreement.

Termination of Employment. A participant may not exercise an option or stock appreciation right after the termination of the participant’s employment, director or consulting relationship with us or with any of our subsidiaries, except to the extent specified in the applicable option or stock appreciation right agreement. Where the option or stock appreciation right agreement permits the exercise of the option or stock appreciation right following termination of the participant’s employment or other service relationship with us or any of our subsidiaries, the option or stock appreciation right shall terminate to the extent not exercised on the last day of the specified period or the last day of the term of the option or stock appreciation right, which ever occurs first.

Acquisition of the Company. If we are acquired whether by sale, transfer of assets, merger or similar transaction, the administrator shall have the authority to provide for the full automatic vesting and exercisability of one or more outstanding unvested options or unvested stock appreciation rights under the 1998 Plan on such terms and conditions as the administrator may specify.

Amendment and Termination of the Plan. The 1998 Plan will continue until it is terminated by the board of directors. The board may amend the 1998 Plan at any time or from time to time or may suspend or terminate it, without approval of the stockholders, except as required by law. However, no action by the board of directors or stockholders may alter or impair any option or stock appreciation right previously granted under the 1998 Plan. No option or stock appreciation right may be granted during any suspension of or after termination of the 1998 Plan.

Amended and Restated 2003 Israeli Share Incentive Plan

Our board of directors adopted the 2003 Plan in November 2002. Pursuant to the plan terms, from 2004 to 2012, the number of shares authorized for issuance increased annually on the first business day of each calendar year equal to three percent of the number of shares of our common stock issued and outstanding as of such date or a lesser number of shares as determined by the board of directors. Furthermore, in May 2012, the 2003 Plan terminated. As of December 31, 2014, 10,700,543 shares of common stock were granted under the 2003 Plan and stock option and stock appreciation rights to acquire 1,412,615 shares of common stock remained outstanding under the 2003 Plan.

The board of directors, or a committee designated by the board of directors, administered the 2003 Plan. The administrator had the sole discretion to interpret any provision of the 2003 Plan and to determine the terms and conditions of the options and stock appreciation rights issued under the 2003 Plan. Our employees and other service providers and employees and other service providers of any of our subsidiaries were eligible to receive grants of options and stock appreciation rights. The material features of the 2003 Plan are summarized below.

Term. The term of each option or stock appreciation right were stated in the applicable option agreement or stock appreciation right agreement.

Exercise Price or Base Appreciation Right. The exercise price per share of common stock for an option and the base appreciation amount for a stock appreciation right were determined by the administrator and were set forth in the applicable option or stock appreciation right agreement.

Vesting. Each option or stock appreciation right vested in accordance with a schedule as determined by the administrator.

Transferability. Options and stock appreciation rights were non-transferable except as provided in the option or stock appreciation right agreement. During the lifetime of the participant, the option or stock appreciation right were exercisable only by the participant.

Termination of Employment. In the event a participant’s employment relationship with us or any of our subsidiaries was terminated other than for cause or as a result of death or disability, the vested portion of the option or stock appreciation right was exercisable for 90 days after the date of termination. In the event a participant’s employment relationship with us or any of our subsidiaries was terminated as a result of death or disability, the vested portion of the option or stock appreciation right was exercisable for 12 months after the date of termination. In the event a participant’s employment relationship with us or any of our subsidiaries was terminated for cause, the option or stock appreciation right was immediately terminated and ceased to be exercisable. In no event was an option or stock appreciation right exercisable after the expiration date of the option or stock appreciation right.

Acquisition of the Company. The terms of an option or stock appreciation right agreement could provide for the full automatic vesting and exercisability of the option or stock appreciation right in the event we were acquired by sale, transfer of assets, merger or similar transaction.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Overview of Compensation Philosophy and Objectives

We operate in a very competitive, dynamic and challenging industry. Our compensation policy, as established by the compensation committee of our board of directors, is designed to attract, motivate and retain highly talented individuals who will contribute to our long-term success, reward our executive officers who contribute to our positive financial performance and provide a strong link between our executive officers’ compensation and long-term interests of our stockholders. We believe that our executive officers’ compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and ultimately the management of the company by our executive officers and that our compensation policy be set in a manner that reflects our actual operating performance. The various compensation levels for our executive officers are set based on the scope of their responsibilities and performance. Our policy for allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain key personnel, while providing them incentives to maximize long-term value for our company and stockholders. We further believe that the executive officers’ total annual cash compensation should vary with the company’s performance and that the higher an executive officer’s level of responsibility within the company, the greater the percentage of such executive officer’s compensation should be tied to the company’s performance. However, notwithstanding the above principles, we rely upon judgment and not rigid guidelines or formulas in determining the amount and mix of compensation elements for each executive officer.

The compensation committee, which is comprised solely of independent, non-employee board members, has the authority and responsibility to establish the overall compensation strategy for the company, including reviewing, analyzing and approving the compensation structure for our Chief Executive Officer, other executive officers and other key employees each year; and administer our incentive compensation and benefit plans, 401(k) plan and employee stock purchase plan. The compensation committee regularly updates our board of directors. Messrs. Regev, Taffe, Traub, Seroussi and Tanguy are the members of the compensation committee with Mr. Regev as the Chairman.

Executive Compensation Practices at a Glance

What We Do	What We Do Not Do

Pay for Performance under Our Executive Bonus Plan: We link pay to performance and stockholder interests by establishing an annual executive bonus plan based on financial metrics and strategic performance goals established in advance by the compensation committee.

No “Single Trigger” Severance Payments or Golden Parachute Arrangements: We do not have “single trigger” severance payments owing solely on account of the occurrence of a change of control event. We do not have any golden parachute arrangements.

New in 2015 – EBITDA Goal as a Component of Performance-Based Bonus Plan: Our compensation committee added an EBITDA goal as another business objective to the 2015 plan. Our compensation committee believes that EBITDA is an important business metrics that measures the company’s operating income which is an important indicator of a company’s financial condition.

No Guaranteed Bonuses: We do not provide guaranteed minimum bonuses or uncapped incentives under our annual executive bonus plans.

New in 2015—Compensation Recoupment Policy: Our policy may require an executive officer, or other key employees as our board deems appropriate, in the event of a financial restatement, due to gross negligence or willful misconduct, to reimburse the company with respect to any incentive compensation (including cash and equity awards) received during the past three years that is in excess of that which would have been received if such compensation had been based upon the financial statements as so restated.

No Nonqualified Defined Contribution or Other Deferred Compensation Plan. We do not have any such plans.

New in 2015—PSU Grant to Our CEO. More than 25% of long-term incentive awards granted to our CEO in 2015 are in the form of performance units, vesting based solely on the company’s performance of goals and objectives set in advance by the compensation committee

No Re-Pricing of Equity Awards: Our equity plans prohibit repricing of equity awards without stockholder approval.
Capped Incentives under Our Annual Executive Bonus Plan. Our annual executive bonus plans are capped for our executive officers, which cap is tied to their base salary for the relevant year.

No Special Perquisites or Retirement Benefits: We do not provide special perquisites or retirement benefits to our Israeli executive officers that are not generally made available to all of our Israeli employees.

Equity Awards Generally Four-Year Vesting. Except for grants in 2013 made specifically for retention purposes after completion of the company’s proxy contest, all of our equity award grants to our executive officers are subject to a four year vesting schedule.

No Tax Gross-Ups: We do not provide tax gross-ups.

Conservative Approach on Base Salary Increases. We align base salaries with strong pay-for-performance orientation. For example, the base salaries of our named executive officers were reduced in 2009 by ten percent from their respective 2008 amounts in consideration of deteriorating market conditions, our financial performance and the company’s desire to reduce operating expenses. Their base salaries were only restored to their respective 2008 amounts in 2010. Our named executive officers did not receive any increases to their base salary in 2011, 2012 or 2014. Only in 2013 did our Chief Executive Officer and Chief Financial Officer receive an increase of approximately 15% and 11%, respectively, in their respective base salaries.

No Hedging in Company Securities: Our executive officers and directors are prohibited from engaging in any hedging transaction with respect to company equity securities without written approval by the compliance officer under our insider trading policy.

Thorough Compensation Risk Assessment: Our compensation committee conducts an annual assessment of the company’s executive and broad-based compensation programs to ensure prudent risk management.

No Pledging of Company Securities: Our executive officers and directors are prohibited from engaging in any pledging transaction with respect to company equity securities without written approval by the compliance officer under our insider trading policy.

Compensation Committee Independence and Experience: Our compensation committee is comprised solely of independent directors who have extensive experience.
Independent Compensation Advisor: Our compensation committee has the authority to select and engage its own independent advisor.
Stock Ownership Guidelines: Our executive officers and directors are subject to stock ownership guidelines equal to up to 3x multiple of their respective annual base salaries or board retainers.

Role of Chief Executive Officer in Compensation Decisions

Mr. Elyakim, our Chief Executive Officer, reviews the performance of each executive officer (other than himself) and provides recommendation to the compensation committee. The assessment by Mr. Elyakim of the performance of each executive officer, and the individual and corporate performance of each executive officer and his conclusions thereon, including with respect to salary adjustments and annual award amounts, are then presented to the compensation committee in connection with the committee’s annual review of each executive officer’s total compensation. While the committee considers Mr. Elyakim’s recommendations, it independently evaluates the recommendations and makes all final compensation decisions.

Role of Compensation Consultants in Compensation Decisions

The charter of the compensation committee authorizes the committee to engage the services of consultants to assist in the determination of the compensation of our executive officers and directors. No compensation consultant was engaged in 2014.

Principal Elements of Executive Compensation

Compensation of our executive officers consists of three principal components: base salary, bonus payable pursuant to the terms of a performance-based plan, and long-term incentive compensation consisting of grants of restricted stock units and performance-based restricted stock units. The overall compensation of our executive officers is set by the compensation committee, in consultation with the board of directors, after an annual review by the compensation committee of each executive officer’s overall performance for the prior year and the overall performance of the company for the prior year.

Base Salary. The base salaries of our executive officers are set by the compensation committee. When setting base salary levels, the compensation committee considers competitive market conditions for executive compensation, the company’s performance, the performance of the individual executive officer for the then completed year and any promotion or other change in job responsibility of the individual executive officer. The determination of the base salaries of the executive officers is discretionary; no specific goals are considered and no specific weight is given to any particular goal achieved or any other factor by the compensation committee in its annual review.

2014 Performance-Based Bonus Plan. In March 2014, our compensation committee of the board approved a 2014 performance-based bonus plan applicable for our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. The payment of bonuses under the 2014 performance-based bonus plan was based upon the company’s achievement of five separate components, four of which were based on business objectives and one was at the discretion of the compensation committee. Each component had a specified weighting and such weighting differed among the plans; provided that the discretionary component was weighted 20% in each of the plans. The plans included a threshold such that no bonus would have been payable regardless of the achievement of the business objective components if the company’s 2014 earnings before interest, taxes, depreciation and amortization (“EBITDA”), excluding any non-recurring charges to be determined by the compensation committee, were less than $1.5 million.

The cap for the bonus payout under the 2014 performance-based bonus plan for the Chief Financial Officer and Chief Operating Officer was 1.0x of their respective annual base salary and the cap for the Chief Executive Officer under the plan was 2.0x of his annual base salary.

Other than under the circumstances whereby there is a change of control transaction involving the company or termination of employment under specified circumstances as set forth in the employment agreements, payment of bonuses (if any) under the 2014 performance-based bonus plans was to be made in 2015. Any such bonuses were to be paid in cash in a single lump sum, subject to payroll taxes and tax withholdings.

Solely with respect to the Chief Executive Officer and Chief Financial Officer, in the event of termination of employment during 2014 by (i) either one of them (X) after complying with the advance notice provision in his respective employment agreement, or (Y) for good reason (as defined in his respective employment agreement), or (ii) the company without cause (as defined in his respective employment agreement), the bonus under their respective plan were to be determined on the following basis: (a) all numbers under the “Target” column of the plan were to be reduced by a percentage equal to the percent of the year remaining after the date of termination of employment, (b) all non-numerical requirements under the “Target” column of the plan were to remain unchanged, (c) the 1.0 and 2.0 multiplier under the “Target” column of the plan were to be multiplied by their respective annual base salary for the part of the year prior to the date of termination of employment, and (d) the maximum bonus payable under the discretionary bonus component were to be 40% of their respective annual base salary for the part of the year prior to the date of termination of employment.

The following is a description of the 2014 performance-based bonus plan as applicable to each of our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer.

Chief Executive Officer

Weight	Objective	Target		Payout
Specified Weighting	Aggregate Revenue	●	0 if actual aggregate revenue is less than an amount based on the company’s 2014 budget approved by the board of directors (the “Revenue Target”)	Payout is linear between percentage points (i.e. if the company achieves 105% of the Revenue Target, 105% of the bonus amount payable upon achievement of such target would be payable).
		●	1.0 if actual aggregate revenue is equal to 100% of the Revenue Target
		●	2.0 if actual aggregate revenue is greater than 110% of the Revenue Target

Specified Weighting	Office Segment	●	0 if the actual office segment revenue is less than an amount determined by the compensation committee (the “Office Segment Revenue Target”) and certain strategic design win(s) are not achieved

If a target is met partially but not entirely, the compensation committee in its discretion may pay a portion of the payout based on achievement of that target based on its judgment as to the percentage of the target achieved.

		●	1.0 if the actual office segment revenue is greater than the Office Segment Revenue Target and certain strategic design win(s) are achieved
		●	2.0 if the actual office segment revenue is greater than the Office Segment Revenue Target and certain additional strategic design win(s) are achieved
Specified Weighting	Mobile Segment	●	0 if certain strategic design win(s) are not achieved

If a target is met partially but not entirely, the compensation committee in its discretion may pay a portion of the payout based on achievement of that target based on its judgment as to the percentage of the target achieved.

		●	1.0 if certain strategic design win(s) are achieved with certain specified parameter(s)
		●	2.0 if certain additional strategic design win(s) are achieved with certain specified parameter(s)

Specified Weighting	ULE/Home Automation	●	0 if certain strategic design win(s) are not achieved

If a target is met partially but not entirely, the compensation committee in its discretion may pay a portion of the payout based on achievement of that target based on its judgment as to the percentage of the target achieved.

	Segment	●	1.0 if certain strategic design win(s) are achieved with certain specified parameter(s)
		●	2.0 if certain additional strategic design win(s) are achieved with certain specified parameter(s)
20%	Compensation Committee Discretion

The compensation committee will apply its discretion based primarily on its evaluation of how management has performed in positioning the company for future success and enhancement of stockholder value.

Payable at the sole discretion of the compensation committee.
The maximum total discretionary bonus is 40% of annual base salary.

Chief Financial Officer and Chief Operating Officer

Weight	Objective	Target		Payout
Specified Weighting	Aggregate Revenue	●	0 if actual aggregate revenue is less than 90% of the Revenue Target	Payout is linear between percentage points (i.e. if the company achieves 105% of the Revenue Target, 105% of the bonus amount payable upon achievement of such target would be payable).
		●	0.5 if actual aggregate revenue is equal to 100% of the Revenue Target
		●	1.0 if actual aggregate revenue is greater than 110% of the Revenue Target

Specified Weighting	Office Segment	●	0 if the actual office segment revenue is less than the Office Segment Revenue Target and certain strategic design win(s) are not achieved

If a target is met partially but not entirely, the compensation committee in its discretion may pay a portion of the payout based on achievement of that target based on its judgment as to the percentage of the target achieved.

		●	0.5 if the actual office segment revenue is greater than the Office Segment Revenue Target and certain strategic design win(s) are achieved
		●	1.0 if the actual office segment revenue is greater than the Office Segment Revenue Target and certain additional strategic design win(s) are achieved
Specified Weighting	Mobile Segment	●	0 if certain strategic design win(s) are not achieved

If a target is met partially but not entirely, the compensation committee in its discretion may pay a portion of the payout based on achievement of that target based on its judgment as to the percentage of the target achieved.

		●	0.5 if certain strategic design win(s) are achieved with certain specified parameter(s)
		●	1.0 if certain additional strategic design win(s) are achieved with certain specified parameter(s)
Specified Weighting	ULE/Home Automation	●	0 if certain strategic design win(s) are not achieved

If a target is met partially but not entirely, the compensation committee in its discretion may pay a portion of the payout based on achievement of that target based on its judgment as to the percentage of the target achieved.

	Segment	●	0.5 if certain strategic design win(s) are achieved with certain specified parameter(s)
		●	1.0 if certain additional strategic design win(s) are achieved with certain specified parameter(s)
20%	Compensation Committee Discretion

The compensation committee will apply its discretion based primarily on its evaluation of how management has performed in positioning the company for future success and enhancement of stockholder value.

Payable at the sole discretion of the compensation committee.
The maximum total discretionary bonus is 40% of annual base salary.

Based on the terms of the 2014 performance-based bonus plan, Messrs. Elyakim, Levy and Dahan were paid a bonus of $444,000, $152,000 and $125,000, respectively, in February 2015. The company achieved all the financial performance metrics and strategic goals under the plan except for certain goals within the mobile segment. The compensation committee further assessed each of the executive officers’ individual performance in 2014, and awarded each of the executive officers 90%, of the discretionary portion of the bonus payable under the individual plans in recognition of the contributions of each member of the executive team in achieving key objectives of the company.

Due to their strategic significance, the company believes that the disclosure of the specified revenue targets, names of the strategic customers and the design win parameters would cause future competitive harm to the company and therefore are not disclosed. For example, the relationships with the strategic customers are continuing since the design win process is a protracted one and revealing the names of such customers at this stage may allow a competitor to disrupt the process. Also, the 2014 specified revenue targets are similar to those for 2015. We believe therefore the disclosure of 2014 targets would reveal to our competitors the company’s business strategy for 2015 and future periods. In addition, the company believes the disclosure of the weightings that apply to the four business objective components within each bonus plan would cause future competitive harm since the weightings indicate the priority the company places on its business initiatives and therefore are not disclosed.

2015 Performance-Based Bonus Plan. In February 2015, our compensation committee of the board approved a 2015 performance-based bonus plan applicable for our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. The payment of bonuses under the 2015 performance-based bonus plan is based upon the company’s achievement of six separate components, five of which are based on business objectives and one is at the discretion of the compensation committee based on the pro rata achievement of the five business objectives. In addition to the four business objectives in the 2015 performance-based bonus plan that are similar to the 2014 performance-based bonus plan, our compensation committee added another business objective comprised of an EBITDA goal to the 2015 plan. Our compensation committee believes that EBITDA is an important business metrics that measures the company’s operating income which is an important indicator of a company’s financial condition. Each component under our 2015 performance-based bonus plan has a specified weighting and such weighting differs among the plans. No bonus, except for the portion that is within the discretion of the compensation committee, would be payable if the company’s 2015 earnings before interest, taxes, depreciation and amortization (“EBITDA”), excluding any restricting and non-recurring charges to be determined by the compensation committee, are less than a specified amount set forth in the bonus plan as determined by the compensation committee.

The cap for the bonus payout under the 2015 performance-based bonus plan for the Chief Financial Officer and Chief Operating Officer is 1.0x of their respective annual base salary and the cap for the Chief Executive Officer under the plan is 2.0x of his annual base salary.

Other than under the circumstances whereby there is a change of control transaction involving the company or termination of employment under specified circumstances as set forth in the employment agreement, payment of bonuses (if any) under the 2015 performance-based bonus plans is to be made in the following year. Any such bonuses would be paid in cash in a single lump sum, subject to payroll taxes and tax withholdings.

Solely with respect to the Chief Executive Officer and Chief Financial Officer, in the event of termination of employment during 2015 by (i) either one of them (X) after complying with the advance notice provision in his respective employment agreement, or (Y) for good reason (as defined in his respective employment agreement), or (ii) the company without cause (as defined in his respective employment agreement), the bonus under their respective plan would be determined on the following basis: (a) all numbers under the “Target” column of the plan would be reduced by a percentage equal to the percent of the year remaining after the date of termination of employment, (b) all non-numerical requirements under the “Target” column of the plan would remain unchanged, (c) the 1.0 and 2.0 multiplier under the “Target” column of the plan would be multiplied by their respective annual base salary for the part of the year prior to the date of termination of employment, and (d) the maximum bonus payable under the discretionary bonus component would be 40% and 20% of the annual base salary of the Chief Executive Officer and Chief Financial Officer, respectively, for the part of the year prior to the date of termination of employment.

The following is a description of the 2015 performance-based bonus plan as applicable to each of our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer.

Chief Executive Officer

Weight	Objective	Target		Payout
Specified Weighting	Revenues	●	0 if actual revenue is less than or equal to 90% of agreed amount based on the company’s 2015 budget approved by the board of directors (the “2015 Revenue Target”)	Payout is linear between percentage points.
		●	1.0 if actual aggregate revenue is equal to 100% of the 2015 Revenue Target
		●	2.0 if actual aggregate revenue is greater than 110% of the 2015 Revenue Target
Specified Weighting	Office	●	0 if the actual office segment revenue is less than an agreed amount determined by the compensation committee	Payout is linear between percentage points.
		●	1.0 if the actual office segment revenue is equal to or greater than an agreed amount determined by the compensation committee
		●	2.0 if the actual office segment revenue is equal to or greater than an agreed amount determined by the compensation committee

Specified Weighting	Mobile	●	0 if the actual mobile segment revenue is less than an agreed amount determined by the compensation committee	Payout is linear between percentage points.
		●	1.0 if the actual mobile segment revenue is equal to or greater than an agreed amount determined by the compensation committee
		●	2.0 if the actual mobile segment revenue is equal to or greater than an agreed amount determined by the compensation committee
Specified Weighting	ULE/Home Automation	●	0 if ULE/home automation revenues are less than an agreed amount determined by the compensation committee

If a target is met partially but not entirely, the compensation committee in its discretion may pay a portion of the payout based on achievement of that target based on its judgment as to the percentage of the target achieved.

		●	1.0 if certain strategic design win(s) are achieved with certain specified parameter(s) and ULE/home automation revenues are more than an agreed amount determined by the compensation committee
		●	2.0 if certain additional strategic design win(s) are achieved with certain specified parameter(s) and ULE/home automation revenues are more than an agreed amount determined by the compensation committee
Specified Weighting	EBITDA (excluding restricting and other non-recurring charges)	●	0 if the actual EBITDA is less than an agreed amount determined by the compensation committee	Payout is linear between percentage points.
		●	1.0 if the actual EBITDA is equal to or greater than an agreed amount determined by the compensation committee
		●	2.0 if the actual EBITDA is equal to or greater than an agreed amount determined by the compensation committee
Specified Weighting	Compensation Committee Discretion

Compensation Committee will apply its discretion based primarily on its evaluation of how management has performed in positioning the company for future success and shareholder value enhancement. The maximum total discretionary bonus is 40% of annual salary.

Chief Financial Officer and Chief Operating Officer

Weight	Objective	Target		Payout
Specified Weighting	Revenues	●	0 if actual revenue is less than or equal to 90% of the 2015 Revenue Target	Payout is linear between percentage points.
		●	0.5 if actual aggregate revenue is equal to 100% of the 2015 Revenue Target
		●	1.0 if actual aggregate revenue is greater than 110% of the 2015 Revenue Target
Specified Weighting	Office	●	0 if the actual office segment revenue is less than an agreed amount determined by the compensation committee	Payout is linear between percentage points.
		●	0.5 if the actual office segment revenue is equal to or greater than an agreed amount determined by the compensation committee
		●	1.0 if the actual office segment revenue is equal to or greater than an agreed amount determined by the compensation committee
Specified Weighting	Mobile	●	0 if the actual mobile segment revenue is less than an agreed amount determined by the compensation committee	Payout is linear between percentage points.
		●	0.5 if the actual mobile segment revenue is equal to or greater than an agreed amount determined by the compensation committee
		●	1.0 if the actual mobile segment revenue is equal to or greater than an agreed amount determined by the compensation committee
Specified Weighting	ULE/Home Automation	●	0 if ULE/home automation revenues are less than an agreed amount determined by the compensation committee

If a target is met partially but not entirely, the compensation committee in its discretion may pay a portion of the payout based on achievement of that target based on its judgment as to the percentage of the target achieved.

		●	0.5 if certain strategic design win(s) are achieved with certain specified parameter(s) and ULE/home automation revenues are more than an agreed amount determined by the compensation committee
		●	1.0 if certain additional strategic design win(s) are achieved with certain specified parameter(s) and ULE/home automation revenues are more than an agreed amount determined by the compensation committee

Specified Weighting	EBITDA (excluding restricting and other non-recurring charges)	●	0 if the actual EBITDA is less than an agreed amount determined by the compensation committee	Payout is linear between percentage points.
		●	0.5 if the actual EBITDA is equal to or greater than an agreed amount determined by the compensation committee
		●	1.0 if the actual EBITDA is equal to or greater than an agreed amount determined by the compensation committee
Specified Weighting	Compensation Committee Discretion

Compensation Committee will apply its discretion based primarily on its evaluation of how management has performed in positioning the company for future success and shareholder value enhancement. The maximum total discretionary bonus is 20% of annual salary.

Due to their strategic significance, the company believes that the disclosure of the 2015 Revenue Target, specified office segment revenue targets, specified mobile segment revenue targets, specified EBITDA targets, names of the strategic customers that the company is aiming to achieve design wins and the related parameters associated with these strategic design wins would cause future competitive harm to the company and therefore are not disclosed. In addition, the company believes the disclosure of the weightings that apply to the six objective components within each bonus plan would cause future competitive harm since the weightings indicate the priority the company places on its business initiatives and therefore are not disclosed.

Long-term Incentive Compensation. Grants of stock options and restricted stock units are made from time to time to our employees, including executive officers, whose contributions have or will have a significant impact on our long-term performance. We believe that the grant of stock options and restricted stock units (1) align our executive officers’ interests with stockholder interests by creating a direct link between compensation and stockholder return; (2) give executive officers a significant, long-term interest in our success; and (3) help retain key executive officers in a competitive market for executive talent. In 2014, we provided long-term awards to our executive officers through the grant of restricted stock units.

Compensation of Chief Executive Officer. The compensation committee’s determination of Mr. Elyakim’s remuneration generally was based upon methods consistent with those used for the other executive officers.

Equity Incentive Programs

We intend that our equity incentive awards be the primary vehicle for offering long-term incentives and rewarding our executive officers and key employees. We also regard our equity incentive awards as a key retention tool. This is a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award.

Types of Equity Awards. Equity incentive awards are granted based upon the compensation committee’s annual review of each executive officer’s performance for the prior year. The size of each grant is generally set at a level that the compensation committee deems appropriate to create a meaningful opportunity for stock ownership, the individual’s position with the company and the individual’s potential for future responsibility and promotion. In the grant of awards, the compensation committee further considers the executive officer’s past performance, the total compensation being paid to the executive officer, the number of equity awards granted to the executive officer during previous years, the value of such awards and the vesting status of such awards, and the comparability with equity awards made to our other executives officers and similarly situated executive officers at peer companies. All equity awards are made at the fair market price at the time of the grant of the awards. The determination for the grant of equity incentive awards is discretionary; no specific goals are considered and no specific weigh is given to any particular goal achieved or any other factor by the compensation committee.

In February 2014, the compensation committee granted restricted stock units to Messrs. Elyakim, Levy and Dahan in the amounts of 45,000, 22,000 and 17,000 units, respectively. These February 2014 restricted stock unit grants vest over a four year period from the grant date with 25% of the restricted stock units granted vesting on the first anniversary of the grant date and 6.25% vesting each quarter thereafter.

In February 2015, the compensation committee granted restricted stock units to Messrs. Elyakim, Levy and Dahan in the amounts of 50,000, 24,000 and 19,000 units, respectively. These February 2015 restricted stock unit grants vest over a four year period from the grant date with 25% of the restricted stock units granted vesting on the first anniversary of the grant date and 6.25% vesting each quarter thereafter.

In consideration of industry trend towards performance-based awards and with a view to further align the Chief Executive Officer’s interests with that of our stockholders, in February 2015, the compensation committee further granted 20,000 of performance-based restricted stock units to Mr. Elyakim. Subject to achievement of all or any portion of the performance criteria set forth below, the vesting for the performance-based restricted stock units granted to Mr. Elyakim would be 25% on February 15, 2016 and 6.25% quarterly thereafter for the remainder of the performance-based restricted stock units. The performance criteria for Mr. Elyakim’s performance-based restricted stock units are the same as the performance criteria for his 2015 performance-based bonus plan, with the exception of the weightings, because the compensation committee wanted to reinforce the financial and strategic goals that Mr. Elyakim, as Chief Executive Officer of the company, should lead the company to achieve in 2015.

Percentage of Total Grant of 20,000 RSUs	Objective		Target	Payout
Specified Weighting	Total Revenue	●	0 if actual revenue is less than or equal to 90% of agreed amount based on the company’s 2015 budget approved by the board of directors (the “2015 Revenue Target”)	Payout is linear between points
		●	1.0 if actual aggregate revenue is equal to 100% of the 2015 Revenue Target
Specified Weighting	Office Revenue	●	0 if the actual office segment revenue is less than an agreed amount determined by the compensation committee	Payout is linear between points
		●	1.0 if the actual office segment revenue is equal to or greater than an agreed amount determined by the compensation committee
Specified Weighting	Mobile Revenue	●	0 if the actual mobile segment revenue is less than an agreed amount determined by the compensation committee	Payout is linear between points
		●	1.0 if the actual mobile segment revenue is equal to or greater than an agreed amount determined by the compensation committee

Specified Weighting	ULE/Home Automation Revenue	●	0 if ULE/home automation revenue is less than an agreed amount determined by the compensation committee	Payouts based on forecast and backlog are linear between points
		●	0.125 if the company gets one design win with a major service provider or original equipment manufacturer (“OEM”);
		●	Additional 0.125 if the company gets one additional design win with a major service provider or OEM
		●	0.25 if total ULE/home automation revenue is equal to or greater than an agreed amount determined by the compensation committee
		●	0.25 if 2016 forecast is equal to an agreed amount determined by the compensation committee
		●	0.25 if backlog in 2016 is equal to an agreed amount determined by the compensation committee
Specified Weighting	EBITDA (excluding expenses and charges excluded in the non-GAAP presentation of the company’s financial statements for fiscal year 2015)	●	0 if the actual EBITDA is less than an agreed amount determined by the compensation committee	Payout is linear between points
		●	1.0 if the actual EBITDA is equal to or greater than an agreed amount determined by the compensation committee
Specified Weighting	Overall Achievement	Pro-rata portion of achievement of the above five objectives: total revenues, office, mobile , ULE/Home Automation and EBITDA		Pro-rata

Timing of Grants. Equity incentive awards to our executive officers and other key employees are typically granted annually in conjunction with the compensation committee’s review of their individual performance during the prior year. Stock options and restricted stock units are not necessarily granted to each employee every year. Grants of stock options and/or restricted stock units to newly hired executive officers who are eligible to receive them generally are made at the next regularly scheduled compensation committee or board meeting following their hire date.

Vesting Schedule of Grants. Equity incentive awards to our executive officers and other key employees typically have a vesting schedule whereby 25% of the award vest on the first anniversary of the grant date and the remainder vest 6.25% each quarter thereafter, with vesting completed after four years. In August 2013, for employee retention purposes and in view of the conclusion of the proxy contest involving the company, the compensation committee granted restricted stock units to Messrs. Elyakim, Levy and Dahan fully vest two years after the grant date. Except for the August 2013 grants, all equity incentive awards to our executive officers in 2014, as well as grants in the last ten fiscal years, have had a four-year vesting schedule.

Stock Ownership Guidelines. In October 2013, the board adopted a set of stock ownership guidelines for directors and executive officers so as to align this group’s interests with those of our stockholders.

Directors. Pursuant to the guidelines, directors are required to own (personally and collectively with members of the director’s immediate family or with family trusts), within five years following the later of (a) his or her first election or appoint to the board, or (b) October 31, 2013, an amount of common stock valued at the lesser of its purchase price or its fair market value (measured on October 31st of each year) equal to at least three times the total annual retainer cash compensation paid by the company for board service (excluding for this purpose compensation that is not paid to all independent directors, such as compensation for committee or chair service). For purposes of this ownership guideline, unvested restricted stock or restricted stock units, and vested and unvested stock options would not be considered when determining a director’s stock ownership. Until such time as a board member reaches his or her share ownership minimum, such board member would be required to hold at least 50% of the shares of common stock received upon lapse of the vesting restrictions pursuant to equity awards (net of any shares utilized to pay for the exercise price of the equity award and tax withholding). This ownership requirement may be waived by the board in individual cases, depending on the financial circumstances of a director, as determined in the discretion of the board.

Executive Officers. Pursuant to the guidelines, the named executive officers of the company, currently the Chief Executive Officer, the Chief Financial Officer and the Chief Operating Officer, are required to own (personally and collectively with members of the executive officer’s immediate family or with family trusts), within five years following the later of (a) his or her first appointment as an executive officer, or (b) October 31, 2013, an amount of common stock valued at the lesser of its purchase price or its fair market value (measured on October 31st of each year) equal to at least three times the annual base salary for the Chief Executive officer or at least one times the annual base salary for each of the Chief Financial Officer and Chief Operating officer. For purposes of this ownership guideline, a 0.5 intrinsic value of vested in-the-money options and stock appreciation rights are included in the minimum ownership calculation.

Holding/Retention Periods for Equity Awards. Although there is no specific holding or retention period for equity awards made to the named executive officers; effectively, in order to comply with the company’s stock ownership guidelines and assuming no future grant of equity awards, each executive officer has to hold a portion of their previously granted equity awards to satisfy the ownership guidelines.

Retirement Benefits and Perquisites

We do not offer any retirement benefits to our Israeli-based executive officers except for social benefits required pursuant to Israeli labor laws, or are common practice in Israel and are generally available to all Israeli employees. Specifically, based on Israeli labor laws, an Israeli employee is entitled to severance pay upon termination of employment for any reason, including retirement, based on the most recent monthly salary of such employee multiplied by the number of years of employment of such employee. We make a payment of 8.333% of each employee’s monthly base salary to an insurance or pension fund to pay for this future liability owed to Israeli employees upon termination of their employment. In addition, we make a payment of 5% of each employee’s monthly base salary to another insurance or pension fund, which accrued amount may be withdrawn by the employee after retirement or, subject to various tax restrictions in Israel, after leaving our employment. Also, as is customary in Israel applicable to all Israeli employees, we provide our Israeli employees with a certain amount of monthly contributions (7.5% of their base salary) for the benefit of each employee’s study and training purposes. The amounts of the above referenced benefits contributed by us to each of the named executive officers in 2014 are specified in the summary compensation table of the proxy statement.

We currently do not provide any material retirement benefits or perquisites to our executive officers that are not generally available to our employees.

Employment Agreements and Post-Termination Protection

The compensation committee recognizes that, from time to time, it is appropriate to enter into agreements with certain key employees to ensure that we continue to retain their services and to promote stability and continuity within our company. Moreover, employment agreements are generally customary for employees residing in Israel. We have entered into employment agreements with our named executive officers. The varied terms of their employment agreements reflect the importance of retaining their services and their potential contributions to the attainment of our long-term goals. None of the employment agreements with our named executive officers provide for tax gross ups and none includes any “single trigger” change-in-control provisions. The employment agreements with our named executive officers are described in the employment agreements section of the proxy statement.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the company’s executive officers resident in the U.S. The limitation applies only to compensation which is not considered to be performance-based. Our 2001 Stock Equity Plan and 2012 Equity Incentive Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under the plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Generally, our executive officers are granted stock options and restricted stock units under the 2012 Equity Incentive Plan and were granted stock options and stock appreciation rights under the 2001 Stock Equity Plan and 2003 Israeli Share Incentive Plan prior to the termination of those plans. The compensation committee is aware of the limitations imposed by Section 162(m), and the exemptions available therefrom, and will address the issue of deductibility when and if circumstances warrant. The compensation committee also reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when the committee believes that such payments are appropriate and in the best interests of our stockholders, after taking into account changing business conditions or the executive officer’s performance. In addition, the compensation committee cannot ensure that compensation intended to qualify for deductibility under Section 162(m) will in fact be deductible because: (1) a number of requirements must be satisfied in order for the compensation to qualify; and (2) uncertainties as to the application and interpretation surrounding this section currently exist. Section 162(m) is not applicable to our current executive officers because none are resident in the U.S.

2014 “Say on Pay” Advisory Vote on Executive Compensation

Our stockholders provide an advisory vote annually on executive compensation. At our 2014 annual meeting of stockholders, approximately 98% of the votes cast in the “say on pay” advisory vote were “FOR” approval of our executive compensation. The compensation committee considered the 2014 vote results and as a result of the overwhelming approval did not make significant changes to our executive compensation policies and decisions. Notwithstanding the overwhelming approval, our compensation committee added performance-based restricted stock units as a portion of our chief executive officer’s equity compensation. We believe this change demonstrates the compensation committee’s ongoing commitment to aligning compensation of our chief executive officer with the interests of our stockholders.

Anti-Pledging / Hedging Policy

Pursuant to the company’s insider trading policy, executive officers of the company are prohibited from engaging in short-term or speculative securities transactions with respect to our common stock, such as short sales, puts, calls and other exchange-traded derivatives, without prior consent of our compliance officer. Executive officers must also advise and discuss with our compliance officer the purchase of our securities on margin or holding our securities in a margin account or the pledging of our securities prior to engaging in such transactions. No executive officer has been approved for any transaction described in this paragraph, and we currently do not have any executive officers or directors with pledged company shares.

Compensation Recoupment Policy

In March 2015, our board of directors upon the recommendation of the nomination and corporate governance committee adopted a compensation recoupment policy that applies to executive officers and other key employees as the board deems appropriate if the company is required to restate its financial statements. The board believes it is desirable and in the best interests of the company and its stockholders to maintain and enhance a culture that is focused on integrity and accountability and believes that this policy discourages conduct detrimental to the company’s sustained growth. This policy requires any executive officer and other key employees as the board deems appropriate in the event of a financial restatement, due to gross negligence or willful misconduct, to reimburse the company with respect to any incentive compensation (including cash and equity awards) received during the past three years that is in excess of that which would have been received if such compensation had been based upon the financial statements as so restated.

Compensation Policies and Practices and Risk Management

Our compensation committee considers potential risks when reviewing and approving the compensation programs for our executive officers and other employees. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in our programs available for our executive officers:

●	A Balanced Mix of Compensation Components - The target compensation mix for our executive officers is composed of base salary, annual cash bonus incentives and long-term equity awards.

●

Multiple Performance Factors - Our incentive compensation plans use both company-wide metrics (revenue targets) and individual performance (strategic initiatives), which encourage focus on the achievement of objectives for the overall benefit of the company.

●	Capped Cash Incentive Awards - Annual cash bonus incentive awards are capped at 200% of target for our chief executive officer and 100% for our chief financial officer and chief operating officer.

●	Multi-Year Vesting - Equity awards vest over multiple years requiring long-term commitment on the part of employees.

●	Competitive Positioning - The compensation committee has compared our executive compensation to our peers to ensure our compensation program is consistent with industry practice.

●	Corporate Governance Programs - We have implemented corporate governance guidelines, a code of conduct, a compensation recoupment policy and other corporate governance measures and internal controls.

The compensation committee also reviews the key design elements of our compensation programs in relation to industry practices, as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the board. Based on this review, our compensation committee concluded that based on a combination of factors, our compensation policies and practices do not incentivize excessive risk-taking that could have a material adverse effect on our company.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this report.

Submitted by the compensation committee:

Reuven Regev (Chairman) Yair Seroussi Norman Taffe Patrick Tanguy Kenneth Traub

2014 Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by or paid to our principal executive officer, principal financial officer and the other executive officers whose total compensation in fiscal year 2014 exceeded $100,000 for the periods presented. We refer to these executive officers as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Ofer Elyakim	2014	300,000	444,000	382,229	91,247	1,217,476
Chief Executive Officer	2013	300,000	500,000	647,017	95,001	1,542,018
	2012	260,000	—	268,254	177,851	706,105

Dror Levy *	2014	223,639	152,000	180,529	95,783	651,951
Chief Financial Officer and Secretary	2013	221,654	200,000	290,627	90,251	802,532
	2012	186,625	—	111,757	86,130	384,512

David Dahan *	2014	216,764	125,000	157,810	61,650	561,224
Chief Operating Officer (3)	2013	213,466	168,484	229,049	61,691	672,690
	2012	180,514	—	138,785	57,199	376,498

(1)

The amounts shown in this column do not reflect compensation actually received by the named executive officer. Instead, the amounts represent the aggregate grant date fair value of the awards based on FASB ASC No. 718, “Stock Compensation” (“FASB ASC No. 718”). In addition, the amounts shown in this column include the benefit provided to our named executive officers under our 1993 employee stock purchase plan, which is derived mainly from a discount of 15% to fair market value when share purchases are made during the purchase period under the plan. The above benefit is available to all eligible employees.

(2)	See the table captioned “2014 All Other Compensation” below for greater detail.

(3)	Mr. Dahan became an executive officer of the company effective February 1, 2012.

* Base salaries of Messrs. Levy and Dahan are denominated in New Israeli Shekel (NIS). The NIS amounts are translated into U.S. dollar at the average annual exchange rate of NIS 3.58, 3.61 and 3.86 into U.S. dollar for 2014, 2013 and 2012, respectively.

2014 All Other Compensation

The following table sets forth all other compensation awarded to, earned by or paid to each of our named executive officers during fiscal year 2014. The NIS amounts relating to the 2014 all other compensation for Messrs. Elyakim, Levy and Dahan are translated into U.S. dollar at the average annual exchange rate of NIS into U.S. dollar.

Name	Israeli Social Benefits ($) (1)	Car Allowance ($)	Education Fund ($) (2)	Vacation ($) (3)	Social Security Payments ($) (4)	Disability Insurance Payments ($)(5)	Other (6) ($)	Total ($)

Ofer Elyakim	41,189	3,056	23,174	3,204	9,187	3,441	7,996	91,247

Dror Levy	29,811	28,155	16,773	3,388	9,187	1,565	6,904	95,783

David Dahan	28,900	—	16,257	2,464	9,187	1,301	3,540	61,650

(1)

Based on Israeli labor laws, an Israeli employee is entitled to severance pay upon termination of employment by the employer for any reason, including retirement, based on the most recent monthly base salary of such employee multiplied by the number of years of employment of such employee. We make a payment of 8.333% of each employee’s monthly base salary to an insurance or pension fund to pay for this future liability payable to our employees upon termination of their employment. In addition, we make a payment of 5% of each employee’s monthly base salary to another insurance or pension fund, which accrued amount may be withdrawn by the employee after retirement or, subject to various tax restrictions in Israel, after leaving our employment. The amounts represent the above referenced contributions we made on behalf of each of the named executive officers in 2014.

(2)

As is customary in Israel applicable to all Israeli employees, we provide our Israeli employees with a certain amount of monthly contributions (7.5% of their base salary) for the benefit of each employee’s study and training purposes, which amounts contributed by us to each of the named executive officers in 2014 are as specified.

(3)

Represents the dollar value of any positive difference between the vacation days to which the named executive officer is entitled in 2014 and the vacation days used by such named executive officer in 2014.

(4)	Represents payments we made to the Israeli government that the employees will receive in the event of unemployment or other disability.

(5)	As is customary in Israel, we make a payment of up to 2.5% of each employee’s monthly base salary to cover employer liability associated with employment disability.

(6)

Includes convalescence payments that are mandatory by Israeli law, rides to work, army service refunds from the Israeli government and other immaterial items that are customary to all Israeli employees.

2014 Grants of Plan Based Awards

The following table sets forth each equity award granted to our named executive officers during fiscal year 2014.

			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Closing Price on Grant	Grant Date Fair Value of Stock and Option
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)	or Units (#) (1)	Options (#)	Awards ($/Sh)	Date ($/Sh)	Awards ($) (2)

Ofer Elyakim	2/10/2014	2/10/2014	—	—	—	45,000	—	—	8.50	369,263
							—	—
Dror Levy	2/10/2014	2/10/2014	—	—	—	22,000	—	—	8.50	180,529
							—	—
David Dahan	2/10/2014	2/10/2014	—	—	—	17,000	—	—	8.50	139,499

(1)	Represents shares underlying restricted stock units granted pursuant to our 2012 Equity Incentive Plan.

(2)

Represents the fair value of the restricted stock units as of the date they were granted, computed in accordance with FASB ASC 718. For a discussion of valuation assumptions under FASB ASC 718, see Note 2 to our 2014 Consolidated Financial Statements included in our 2014 Annual Report on Form 10-K.

Outstanding Equity Awards at Fiscal Year-End 2014

The following table sets forth information concerning unexercised options, stock appreciation rights and restricted stock units held by each of our named executive officers as of December 31, 2014. The calculations are based on our closing stock price as of December 31, 2014 ($10.87 per share).

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option / SAR’s Exercise Price ($)(3)	Option / SAR’s Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Ofer Elyakim	120,000 (2)(6)	—	—	5.97	2/2/16	37,125 (8)(9)	403,549	—	—
	116,666 (1)(7)(4)	—	—	7.26	1/27/17	35,000 (5)(9)	380,450	—	—
	65,629 (1)(7)(4)	4,371(1)(7)(4)	—	7.49	1/31/18	45,000 (8)(9)	489,150	—	—
	36,096 (1)(7)(4)	16,404(1)(7)(4)	—	6.16	2/1/19

Dror Levy	67,500 (1)(7)(4)	—	—	5.97	2/2/16	14,061 (8)(9)	152,843	—	—
	53,333 (1)(7)(4)	—	—	7.26	1/27/17	20,000 (5)(9)	217,400	—	—
	28,129 (1)(7)(4)	1,871(1)(7)(4)	—	7.49	1/31/18	22,000 (8)(9)	239,140	—	—
	17,188 (1)(7)(4)	7,812(1)(7)(4)	—	6.16	2/1/19

David Dahan	20,625 (1)(7)(4)	9,375(1)(7)(4)	—	6.16	2/1/19	11,250 (8)(9)	122,288	—	—
						15,000 (5)(9)	163,050
						17,000 (8)(9)	184,790

(1)	Represents shares underlying stock appreciation rights granted pursuant to Amended and Restated 2003 Israeli Share Incentive Plan.

(2)	Represents shares underlying stock appreciation rights granted pursuant to our 1998 Non-Officer Employee Stock Option Plan.

(3)	All stock options and stock appreciation rights were granted at fair market value on the grant date, as reported on NASDAQ.

(4)

The table sets forth the number of units granted pursuant to a stock appreciation right award. When the vested stock appreciation rights granted in 2009, 2010, 2011, 2012 are exercised, the number of underlying shares that may be received upon exercise cannot exceed 75%, 67%, 67% and 50% , respectively, of the number of stock appreciation right units granted.

(5)	Restricted stock units granted hereunder fully vest on the second anniversary of the grant date.

(6)

Stock options granted to our executive officers generally vest as to 25% of the grant on the first anniversary of the grant date with the remaining options vesting quarterly over the next three years and expiring seven years from the grant date.

(7)

Stock appreciation rights granted to our executive officers generally vest as to 25% of the grant on the first anniversary of the grant date with the remaining stock appreciation rights vesting quarterly over the next three years and expiring seven years from the grant date .

(8)	Restricted stock units granted hereunder vest over a four year period from the grant date with 25% vesting on the first anniversary of the grant date and 6.25% each quarter thereafter.

(9)	Represents shares underlying restricted stock units granted pursuant to our 2012 Equity Incentive Plan.

2014 Option Exercises and Stock Vested

The following table includes certain information with respect to the stock options exercised by, and the restricted stock unit awards that vested for, the named executive officers during the fiscal year ended December 31, 2014.

	SARs Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)

Ofer Elyakim	4,350	47,241	28,875	269,115

Dror Levy	4,060	44,092	10,939	101,951

David Dahan	—	—	8,750	81,550

(1)	The number of shares exercised is calculated net of the aggregate base price of the stock appreciation rights upon exercise.
(2)	The amounts reported in this column are calculated by multiplying the number of shares acquired upon exercise by the closing market price of our common stock on the day before the date of exercise.
(3)

The amounts reported in this column are calculated by multiplying the number of shares received upon vesting by the closing market price of our common stock on the date of vesting of the restricted share unit.

Nonqualified Deferred Compensation

We do not provide any nonqualified defined contribution or other deferred compensation plans to our named executive officers.

Employment Agreements

Each of our named executive officers has a written employment agreement with us.

In connection with Ofer Elyakim’s appointment as our Chief Executive Officer in July 2009, he entered into an employment agreement with DSP Israel, effective July 1, 2009. Mr. Elyakim’s employment agreement was amended in January 31, 2011, May 16, 2011, November 5, 2012, March 5, 2013 and October 31, 2013. Mr. Elyakim’s current annual salary is $300,000, subject to adjustment from time to time. In addition to any other bonus program approved by the board, Mr. Elyakim is eligible for a bonus under the terms of an annual performance-based bonus plan approved by the compensation committee of our board of directors. Pursuant to Mr. Elyakim’s employment agreement, as amended, if Mr. Elyakim desires to terminate his employment with the company (which for purposes of Mr. Elyakim’s employment agreement includes any subsidiary of the company) without good reason (as defined in his employment agreement), he will have to notify the company eighteen months in advance. Similarly, if the company desires to terminate Mr. Elyakim’s employment with the company without cause, it will have to notify Mr. Elyakim eighteen months in advance. However, if the company wishes to terminate Mr. Elyakim’s employment but fails to provide him with the eighteen-month advance written notice, Mr. Elyakim would be entitled to receive an amount equal to eighteen months of his then-effective salary. If the requisite advance notice of eighteen months is provided by Mr. Elyakim to the company if he desires to terminate his employment with the company without good reason, then: (i) all of his rights under his employment agreement would continue during the eighteen-month period, and (ii) all equity awards held by him prior to the termination of his employment with the company would accelerate and immediately vest eighteen months following the date of such requisite notice and be exercisable in whole or in part at any time from the date of the vesting of the respective equity awards for a period of two years. In addition, if Mr. Elyakim’s employment with the company is terminated by (i) the company following a change in control (as defined in his employment agreement); (ii) Mr. Elyakim for good reason; or (iii) the company without cause (as defined in his employment agreement), all of Mr. Elyakim’s rights under his employment agreement would continue for eighteen months and all equity awards held by Mr. Elyakim would accelerate and immediately vest and be exercisable in whole or in part at any time for two years following the termination of his employment. Furthermore, if Mr. Elyakim’s employment is terminated by the company without cause, by Mr. Elyakim for good reason, or by Mr. Elyakim without good reason after providing the requisite notice of eighteen months in advance, Mr. Elyakim shall be paid a pro-rata portion of any performance-based bonus for the year in which his full-time employment is terminated.

In June 2002, in connection with Dror Levy’s initial employment as our Controller, he entered into an employment agreement with DSP Israel. No further agreement was entered into with Mr. Levy when he became our Chief Financial Officer. Mr. Levy’s employment agreement was amended in January 31, 2011, May 16, 2011, November 5, 2012, March 5, 2013 and October 31, 2013. Mr. Levy’s salary is determined in NIS and is 800,000 NIS annually, subject to adjustment from time to time. Based on December 31, 2014 exchange rate between the U.S. dollar and NIS, Mr. Levy’s current annual salary is approximately $206,000. In addition to any other bonus program approved by the board, Mr. Levy is eligible for a bonus under the terms of an annual performance-based bonus plan approved by the compensation committee of our board of directors. Pursuant to Mr. Levy’s employment agreement, as amended, if Mr. Levy desires to terminate his employment with the company (which for purposes of Mr. Levy’s employment agreement includes any subsidiary of the company) without good reason (as defined in his employment agreement), he will have to notify the company one year in advance. Similarly, if the company desires to terminate Mr. Levy’s employment with the company without cause, it will have to notify Mr. Levy one year in advance. However, if the company wishes to terminate Mr. Levy’s employment but fails to provide him with the one-year advance written notice, Mr. Levy would be entitled to receive an amount equal to one year of his then-effective salary. If the requisite advance notice of one year is provided by Mr. Levy to the company if he desires to terminate his employment with the company without good reason, then: (i) all of his rights under his employment agreement would continue during the one-year period, and (ii) all equity awards held by him prior to the termination of his employment with the company would accelerate and immediately vest one year following the date of such requisite notice and be exercisable in whole or in part at any time from the date of the vesting of the respective equity awards for a period of one year. In addition, if Mr. Levy’s employment with the company is terminated by (i) the company following a change in control (as defined in his employment agreement); (ii) Mr. Levy for good reason; or (iii) the company without cause (as defined in his employment agreement), all of Mr. Levy’s rights under his employment agreement would continue for one year and all equity awards held by Mr. Levy would accelerate and immediately vest and be exercisable in whole or in part at any time for one year following the termination of his employment. Furthermore, if Mr. Levy’s employment is terminated by the company without cause, by Mr. Levy for good reason, or by Mr. Levy without good reason after providing the requisite notice of one year in advance, Mr. Levy shall be paid a pro-rata portion of any performance-based bonus for the year in which his full-time employment is terminated.

In connection with David Dahan’s appointment as our Chief Operating Officer, he executed an employment agreement with DSP Group Israel, effective February 1, 2012, which agreement was further amended on March 5, 2013. Mr. Dahan’s salary is determined in NIS and as of December 31, 2014 was 64,650 NIS per month and is linked to the Israeli consumer price index and is subject to adjustment from time to time. Based on December 31, 2014 exchange rate between the U.S. dollar and NIS, Mr. Dahan’s current annual salary is approximately $199,000. Mr. Dahan also is eligible for a bonus under the terms of an annual performance-based bonus plan approved by the compensation committee of our board of directors. Pursuant to the terms of Mr. Dahan’s employment agreement, as amended, if he desires to terminate his employment with us, he must notify us three months in advance. Similarly, if we desire to terminate Mr. Dahan’s employment with us, we must notify Mr. Dahan three months in advance; provided that we may terminate Mr. Dahan’s employment immediately without notice for cause (as defined in his employment agreement). Other than for cause, we also may terminate Mr. Dahan’s employment without the three-months advance notice if we pay him an amount equal to three-months of his then-effective salary. Mr. Dahan’s employment agreement does not provide for any additional compensation in the event of termination of his employment or a change in control of the company.

Potential Payments Upon Termination or Change of Control

The following tables set forth the amount of compensation to each of Messrs.  Elyakim, Levy and Dahan in the event termination of such executive officer’s employment or a change in control of our company occurred as of December 31, 2014.

Name: Ofer Elyakim	Termination for Cause ($)	Voluntary Termination by Employee After Provision of Requisite Notice ($)	Termination upon Death of Employee ($)	Termination w/o Cause or for Good Reason ($)	Upon a Change in Control and Termination w/o Cause ($)

Base Salary	— (1)	597,687	— (1)	597,687	597,687
Bonus (2)	444,000	444,000	444,000	444,000	444,000
Vested and Unvested Options/SARs/RSUs (3)	1,892,507	2,961,899	1,892,507	3,342,349	3,342,349
Accrued Vacation Pay	55,023	55,023	55,023	55,023	55,023
Total	2,391,530	4,058,609	2,391,530	4,439,059	4,439,059

(1)	These columns do not include base salary earned for time periods worked prior to the termination of employment due to cause or death of employee.

(2)

The bonus was determined based on the terms of the 2014 performance-based bonus plan applicable for Mr. Elyakim and assuming for purposes of achievement of the parameters of such plan that the termination of employment occurred on the last day of fiscal year 2014.

(3)

As of December 31, 2014 (the last trading day of fiscal 2014), Mr. Elyakim had 622,125 “in-the-money” options, SARs and RSUs outstanding, of which 465,634 “in-the-money” options and SARs were vested. All outstanding equity awards would immediately vest upon (i) voluntary termination by Mr. Elyakim after provision of requisite notice to us (other than 35,000 retention RSUs granted during 2013), (ii) termination of employment by us without cause or by Mr. Elyakim for good reason, or (iii) termination without cause upon a change in control. The calculations are based on our closing stock price as December 31, 2014 ($10.87 per share).

Name: Dror Levy	Termination for Cause ($)	Voluntary Termination by Employee After Provision of Requisite Notice ($)	Termination upon Death of Employee ($)	Termination w/o Cause or for Good Reason ($)	Upon a Change in Control and Termination w/o Cause($)

Base Salary	— (1)	295,925	— (1)	295,925	295,925
Bonus (2)	152,000	152,000	152,000	152,000	152,000
Vested and Unvested Options/SARs/RSUs (3)	1,034,319	1,509,383	1,034,319	1,726,783	1,726,783
Accrued Vacation Pay	39,770	39,770	39,770	39,770	39,770
Total	1,226,089	1,997,078	1,226,089	2,214,478	2,214,478

(1)	These columns do not include base salary earned for time periods worked prior to the termination of employment due to cause or death of employee.

(2)

The bonus was determined based on the terms of the 2014 performance-based bonus plan applicable for Mr. Levy and assuming for purposes of achievement of the parameters of such plan that the termination of employment occurred on the last day of fiscal year 2014.

(3)

As of December 31, 2014 (the last trading day of fiscal 2014), Mr. Levy had 321,061 “in-the-money” SARs and RSUs outstanding, of which 246,568 “in-the-money” SARs were vested. All outstanding equity awards would immediately vest upon (i) voluntary termination by Mr. Levy after provision of requisite notice to us (other than 20,000 retention RSUs granted during 2013), (ii) termination of employment by us without cause or by Mr. Levy for good reason, or (iii) termination without cause upon a change in control. The calculations are based on our closing stock price as December 31, 2014 ($10.87 per share).

Name: David Dahan	Termination for Cause ($)	Voluntary Termination by Employee After Provision of Requisite Notice ($)	Termination upon Death of Employee ($)	Termination w/o Cause or for Good Reason ($)	Upon a Change in Control and Termination ($)

Base Salary	— (1)	—	— (1)	49,873	—
Bonus (2)	125,000	125,000	125,000	125,000	125,000
Vested and Unvested Options/SARs/RSUs (3)	194,288	194,288	194,288	194,288	752,728
Accrued Vacation Pay	15,204	15,204	15,204	15,204	15,204
Total	334,492	334,492	334,492	384,365	892,932

(1)	These columns do not include base salary earned for time periods worked prior to the termination of employment due to cause or death of employee.

(2)

The bonus was determined based on the terms of the 2014 performance-based bonus plan applicable for Mr. Dahan and assuming for purposes of achievement of the parameters of such a plan that the termination of employment occurred on the last day of fiscal year 2014.

(3)

As of December 31, 2014 (the last trading day of fiscal 2014), Mr. Dahan had 41,250 “in-the-money” SARs vested and 62,000 “in-the-money” SARs and RSUs unvested, which would accelerate and immediately vest in the event of a change of control of the company. The calculations are based on our closing stock price as December 31, 2014 ($10.87 per share).

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the company as well as the skill-level we require of members of our board.

Our stock ownership guidelines applicable for our directors are discussed in the Compensation Discussion and Analysis section of this proxy statement.

Cash Compensation Paid to Board Members

Directors who are also employees do not receive any additional compensation for their services as directors.

Prior to October 2013, directors who were not employees received an annual retainer of $32,000, payable in quarterly installments of $8,000 each. The retainer contemplated attendance at four board meetings per year. Additional board meetings of a face-to-face nature were compensated at a rate of $1,000 per meeting. In addition, committee meetings of a face-to-face nature and on a telephonic basis were compensated at a rate of $1,000 per meeting. All directors were reimbursed for expenses incurred in connection with attending board and committee meetings.

In October 2013, the board reviewed and upon recommendation of the compensation committee which consulted with Compensia on industry standards for director compensation of similarly situated companies, updated the director compensation arrangements. Starting in 2014, the annual retainer was increased to $35,000 with no per meeting fees except for a fee of $1,000 for each in-person meeting attended in a year in excess of six meetings but not more than ten meetings. The Chairman of the board would receive an additional annual retainer of $20,000. The annual retainers for the Chairman and members of the audit committee were increased to $20,000 for the Chairman and $8,000 for the members. The annual retainers for the Chairman and members of the compensation committee were increased to $11,000 for the Chairman and $5,000 for the members. The annual retainers for the Chairman and members of the nomination and corporate governance committee were increased to $7,500 for the Chairman and $4,000 for the members. An annual retainer of $17,000 was established for the Chairman of the strategy committee and $7,000 for the members. All annual cash retainers are paid on a quarterly basis and in the event a committee member or chair does not serve for the entire period between annual meetings of stockholders, his or her annual cash retainer would be prorated based on the period served.

Equity Award Program

Each of our non-employee directors is entitled to participate in the director subplan of our 2012 Equity Incentive Plan (the “2012 Plan”). The director subplan provides for the grant of equity awards to our non-employee directors. The director subplan is designed to work automatically; however, to the extent administration is necessary, it would be provided by our board of directors.

Prior to October 2013, each eligible director was granted an option to purchase 30,000 shares of our common stock on the date on which he or she first became a director (the “First Option”). Thereafter, each non-employee director was granted a subsequent option to purchase 15,000 shares of our common stock on January 1 of each year if, on such date, he or she shall have served on our board of directors for at least six months (a “Subsequent Option”). In addition, an additional option to purchase 15,000 shares of our common stock (a “Committee Option”) was granted on January 1 of each year to each non-employee director for each committee of the board on which he or she shall have served as a chairperson for at least six months.

In October 2013, the board reviewed and upon recommendation of the compensation committee which consulted with Compensia Inc., a compensation consultant, on industry standards for director compensation of similarly situated companies, updated the director equity award program. Starting in 2014, the grants of First Options and Subsequent Options to directors were eliminated. Instead, directors are granted automatically under the director subplan on January 1 of each year 8,000 stock options and 4,000 restricted stock units, all of which would fully vest at the end of one year from the grant date. If a director is appointed for a term commencing during a calendar year, the director would be granted stock options and restricted stock units on the date of appointment and the number of stock options and restricted stock units granted would be based upon the number of days remaining in the calendar year following the date such person was nominated as a director. The automatic grant of stock options of 15,000 shares to committee chairs occurred for the last time on January 1, 2014 and following that, committee chairs will not be receiving these stock option grants.

The following table sets forth the compensation paid to each of our non-employee directors during fiscal year 2014.

Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Thomas A. Lacey (2)	50,500	37,600	91,921	180,021

Reuven Regev (3)	50,000	37,600	91,921	179,521

Norman J. Rice III (4)	50,000	37,600	31,361	118,961

Gabi Seligsohn (5)	46,000	37,600	31,361	114,961

Yair Seroussi (6)	48,000	37,600	31,361	116,961

Norman Taffe (7)	47,000	37,600	31,361	115,961

Kenneth Traub (8)	57,000	37,600	91,921	186,521

Patrick Tanguy (9)	84,000	37,600	91,921	213,521

(1)

The amounts shown in this column do not reflect compensation actually received by the directors. Instead, the amounts represent the aggregate grant date fair value of the awards based on FASB ASC No. 718.

(2)

On January 1, 2014, Mr. Lacey was granted a stock option to purchase 23,000 shares of our common stock at an exercise price of $9.71 per share under the 2012 Plan, as well as 4,000 RSUs. As of December 31, 2014, Mr. Lacey had outstanding stock options to purchase 68,000 shares of our common stock and 4,000 RSUs.

(3)

On January 1, 2014, Mr. Regev was granted a stock option to purchase 23,000 shares of our common stock at an exercise price of $9.71 per share under the 2012 Plan, as well as 4,000 RSUs. As of December 31, 2014, Mr. Regev had outstanding stock options to purchase 98,000 shares of our common stock and 4,000 RSUs.

(4)

On June 12, 2014, Mr. Rice’s was granted a stock option to purchase 8,000 shares of our common stock at an exercise price of $9.71 per share under the 2012 Plan, as well as 4,000 RSUs. As of December 31, 2014, Mr. Rice had outstanding stock options to purchase 38,000 shares of our common stock and 4,000 RSUs.

(5)

On May 2, 2014, Mr. Seligsohn’s was granted a stock option to purchase 8,000 shares of our common stock at an exercise price of $9.71 per share under the 2012 Plan, as well as 4,000 RSUs. As of December 31, 2014, Mr. Seligsohn had outstanding stock options to purchase 38,000 shares of our common stock and 4,000 RSUs.

(6)

On January 1, 2014, Mr. Seroussi was granted a stock option to purchase 8,000 shares of our common stock at an exercise price of $9.71 per share under the 2012 Plan, as well as 4,000 RSUs. As of December 31, 2014, Mr. Seroussi had outstanding stock options to purchase 143,000 shares of our common stock and 4,000 RSUs.

(7)

On June 12, 2014, Mr. Taffe’s was granted a stock option to purchase 8,000 shares of our common stock at an exercise price of $9.71 per share under the 2012 Plan, as well as 4,000 RSUs. As of December 31, 2014, Mr. Taffe had outstanding stock options to purchase 38,000 shares of our common stock and 4,000 RSUs.

(8)

On January 1, 2014, Mr. Traub was granted a stock option to purchase 23,000 shares of our common stock at an exercise price of $9.71 per share under the 2012 Plan, as well as 4,000 RSUs. As of December 31, 2014, Mr. Traub had outstanding stock options to purchase 68,000 shares of our common stock and 4,000 RSUs.

(9)

On January 1, 2014, Mr. Tanguy was granted a stock option to purchase 23,000 shares of our common stock at an exercise price of $9.71 per share under the 2012 Plan, as well as 4,000 RSUs. As of December 31, 2014, Mr. Tanguy had outstanding stock options to purchase 168,000 shares of our common stock and 4,000 RSUs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into indemnification agreements with each of our directors and executive officers. Such agreements require us to indemnify such individuals to the fullest extent permitted by Delaware law.

All transactions between us and our officers, directors, principal stockholders and affiliates have been and will be approved by a majority of our board of directors, including a majority of our disinterested, non-employee directors on the board, and have been or will be on terms no less favorable to us than could be obtained from unaffiliated third parties. There were no related party transactions in 2014.

Review, Approval or Ratification of Transactions with Related Persons

We have adopted a written policy regarding related person transactions which is incorporated in the Charter of the Audit Committee. Pursuant to this policy, our Audit Committee must review and approve any such transactions.

PROPOSAL NO. 2

APPROVAL OF RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO ELIMINATE SUPERMAJORITY VOTING STANDARD AND INTEGRATE INTO A SINGLE DOCUMENT ALL PREVIOUSLY STOCKHOLDER-APPROVED AMENDMENTS

Our board of directors has unanimously determined that it would be in the best interests of the company and our stockholders to amend our restated certificate of incorporation, as amended, to eliminate supermajority voting standards therein, as described below.

In addition to effecting the proposed amendments to our existing restated certificate of incorporation to eliminate supermajority voting standards therein, our board of directors also unanimously approved amending and restating the restated certificate of incorporation to restate and integrate into a single document all prior stockholder-approved amendments to the restated certificate of incorporation. The second restated certificate of incorporation which incorporates the elimination of the supermajority voting standards and integrate into a single document all prior stockholder-approved amendments to the restated certificate of incorporation is attached hereto as Appendix A. This Appendix A shows all changes to the restated certificate of incorporation with additions indicated by italicized and underlined text and deletions indicated by strikethrough text.

Background

Article VII.D of our restated certificate of incorporation currently provides that the affirmative vote of holders of at least 66 2/3% of the voting power of the then outstanding shares of our voting stock, voting together as a single class, is required for the adoption, amendment or repeal of the following sections of our bylaws: Section 2.2 (annual meeting) and 2.3 (special meeting).

Section 2.2 of our bylaws provide the following:

a)

The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Tuesday of May in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

b)

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, whether or not the stockholder is seeking to have a proposal included in the corporation’s proxy statement or information statement under any applicable rule of the Securities and Exchange Commission (the “SEC”), including, but not limited to, Regulation 14A or Regulation 14C under the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, in the case of a stockholder seeking to have a proposal included in the corporation’s proxy statement or information statement, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) days in advance of the date specified in the corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. If the stockholder is not seeking inclusion of the proposal in the corporation’s proxy statement or information statement, timely notice consists of a stockholder’s notice delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days in advance of the date of the annual meeting. Other than with respect to stockholder proposals relating to director nomination(s), which requirements are set forth in Section 2.2(c) below, a stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, (v) as to the stockholder giving the notice and any Stockholder Associated Person (as defined below), whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the corporation (each, a “Relevant Hedge Transaction”), (vi) as to the stockholder giving the notice and any Stockholder Associated Person, to the extent not set forth pursuant to the immediately preceding clause, (a) whether and the extent to which such stockholder or Stockholder Associated Person has direct or indirect beneficial ownership of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation (a “Derivative Instrument”), (b) any rights to dividends on the shares of the corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the corporation, (c) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a partner or, directly or indirectly, beneficially owns an interest in a partner and (d) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date); and (vii) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the 1934 Act in his or her capacity as a proponent to a stockholder proposal. Notwithstanding anything in these bylaws to the contrary, no business (other than with respect to stockholder proposals relating to director nomination(s), which requirements are set forth in Section 2.2(c) below) shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he or she should so determine, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

For purposes of this Section 2.2, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

c)

Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of this paragraph (c), whether or not the stockholder is seeking to have a nomination included in the corporation’s proxy statement or information statement under an applicable rule of the SEC, including, but not limited to, Regulation 14A or Regulation 14C under the 1934 Act. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) the information set forth in Sections 2.2(b)(v) and (vi) above. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he or she should so determine, he or she shall so declare at the meeting, and the defective nomination shall be disregarded.

Section 2.3 of our bylaws provide the following:

A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or in the absence of the chairman of the board by the chief executive officer. No other person or persons are permitted to call a special meeting.

If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally, sent by registered mail or by telegraphic, facsimile or other electronic transmission in accordance with Section 2.5 to the chairman of the board, the president, chief executive officer, or the secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5, that a meeting will be held at the time requested by the person or persons who called the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Article VIII of our restated certificate of incorporation currently provides that the affirmative vote of holders of at least 66 2/3% of the voting power of the then outstanding shares of our voting stock, voting together as a single class, is required to alter, amend or repeal Article VII and Article VIII of our restated certificate of incorporation.

Our board is firmly committed to ensuring effective corporate governance and regularly reviews the company's corporate governance practices. In light of the current corporate governance environment, our board has concluded that the company's supermajority voting provisions should be eliminated. Accordingly, the board approved, declared advisable and recommends the stockholders adopt and approve the proposed amendments to our restated certificate of incorporation which, if approved, would eliminate the supermajority voting provisions of the current restated certificate of incorporation by deleting Article VII.D and Article VIII.

If these amendments to our restated certificate of incorporation are adopted and approved by the stockholders, Article VII.D and Article VIII, set forth above, would be deleted from the restated certificate of incorporation and replaced with “RESERVED.”

Background for Integration into a Single Document All Prior Stockholder-Approved Amendments

Our restated certificate of incorporation was filed with the Secretary of State of the State of Delaware in February 1994. In May 1995, the first amendment to the restated certificate of incorporation was filed with the Secretary of State of the State of Delaware to eliminate the various series of preferred stock of the company and change the authorized capital stock of the company. In July 1999, the second amendment to the restated certificate of incorporation was filed with the Secretary of State of the State of Delaware to further change the authorized capital stock of the company. In June 2014, the third amendment to the restated certificate of incorporation was filed with the Secretary of State of the State of Delaware to eliminate the classified board. The proposed second restated certificate of incorporation integrates all of the prior amendments into a single document, which amendments all have been approved by the requisite vote of the company’s stockholders. The integration eliminates the need to refer to a number of separate documents in order to find the complete text of the company’s charter document.

The integration into a single document of all prior amendments into the second restated certificate of incorporation does not need stockholder approval at this meeting because all prior amendments already received the requisite stockholder approval.

Second Restated Certificate of Incorporation

Upon approval by the stockholders of the proposed amendments to our restated certificate of incorporation to eliminate the supermajority voting standards therein, we intend to promptly file the second restated certificate of incorporation with the Secretary of State of the State of Delaware. Our board may abandon the second restated certificate of incorporation before or after adoption and approval by the stockholders at any time prior to the effectiveness of the second restated certificate of incorporation.

Unbundling with Proposal 3

This Proposal 2 is separate from Proposal 3 (amendment of our restated certificate of incorporation, as amended, to add a provision to designate Delaware Chancery Court as the exclusive forum for certain legal actions). Your vote on Proposal 2 does not affect your vote on Proposal 3 and vice versa. You can vote yes or no on both or either proposals.

Required Vote

The affirmative vote of holders of at least 66 2/3 percent (66-2/3%) of our common stock outstanding as of the record date is required to approve the second restated certificate of incorporation to eliminate the supermajority voting provisions therein. Abstentions and broker “non-votes” will have the same effect as “no” votes on this proposal.

As noted, the integration into a single document of all prior amendments into the second restated certificate of incorporation does not need stockholder approval at this meeting because all prior amendments already received the requisite stockholder approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR Approving THE SECOND RestateD Certificate of Incorporation to Eliminate the SUPERMAJORITY VOTING PROVISIONS.

PROPOSAL NO. 3

APPROVAL OF ADDING A PROVISION TO DESIGNATE DELAWARE CHANCERY COURT AS THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS TO OUR SECOND RESTATED CERTIFICATE OF INCORPORATION

Our board of directors has unanimously approved and recommends that our stockholders approve an amendment to our Restated Certificate of Incorporation to add a new Article XI designating the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, as the sole and exclusive forum for specified legal actions unless otherwise consented to by the corporation. This designation of the Court of Chancery would apply to (1) any derivative action or proceeding brought on behalf of the corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (4) any action asserting a claim a governed by the internal affairs doctrine.

Specifically, the new Article XI of the Second Restated Certificate of Incorporation will set forth the following:

“Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, a federal or state court located in Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to the Court of Chancery (or federal or state court in Delaware) having personal jurisdiction over the indispensable parties named as defendants in the action or proceeding.”

Plaintiffs seeking to bring claims against us for matters to which the proposed amendment relates could use our corporation’s diverse operations to bring duplicative suits in multiple jurisdictions or to choose a forum state that may not apply Delaware law, our state of incorporation, to the corporation’s internal affairs in the same manner as the Court of Chancery of the State of Delaware would be expected to do so. The proposed amendment is intended to avoid subjecting the corporation to multiple lawsuits in multiple jurisdictions on the same matter. While an exclusive forum provision may limit a stockholder's ability to bring a claim in a judicial forum that the stockholder finds favorable for disputes within the scope described above, and may discourage stockholder lawsuits with respect to such claims, our board of directors believes that the ability to require such actions to be brought in a single forum provides numerous benefits to the corporation and our stockholders.

Specifically, the corporation and our stockholders benefit from having disputes resolved by the Delaware Court of Chancery, which is widely regarded as the preeminent court for the determination of disputes involving a corporation's internal affairs in terms of precedent, experience and focus. The Delaware Chancery Court has experienced jurists who have a deep understanding of Delaware corporate law and the duties of directors and officers. Delaware's well-developed body of case law provides stockholders with more certainty about the outcome of intra-corporate disputes. By ensuring that intra-corporate disputes are heard in a Delaware court, we and our stockholders avoid costly and duplicative litigation, the risk that Delaware law would be misapplied by a court in another jurisdiction and the risk of inconsistent outcomes when two similar cases proceed in different courts. Lastly, Delaware offers a system of specialized Chancery Courts to deal with corporate law questions, with streamlined procedures and processes that help provide relatively quick decisions. This accelerated schedule can limit the time, cost and uncertainty of protracted litigation for all parties.

For these reasons, our board believes that providing for Delaware as the exclusive forum for the types of disputes described above is in the best interests of the corporation and our stockholders. At the same time, the proposed amendment still gives the corporation the flexibility to consent to an alternative forum on a case-by-case basis where we determine that our interests and those of our stockholders are best served by permitting a dispute to proceed in a forum other than Delaware.

It is important to note that this action by the board is not being taken in reaction to any specific litigation confronting our corporation; rather, it is being taken to prevent potential future harm to the corporation and our stockholders. Our board is aware that certain proxy advisors, and even some institutional holders, take the view that they will not support an exclusive forum provision until the corporation requesting it can show it already has suffered material harm as a result of multiple stockholder suits filed in different jurisdictions regarding the same matter. We have not incurred such material harm. Nonetheless, our board believes that it is prudent and in the best interest of stockholders to take this preventive measure.

We maintain strong corporate governance practices, many of which are described in this proxy statement. Additionally, our board's decision to seek stockholder approval of this exclusive forum provision, rather than incorporating such provision in the corporation’s bylaws, which action would not have required stockholder approval, was influenced by the desire to seek feedback from our stockholders on this exclusivity forum selection provision.

Although exclusive forum provisions such as the one we are proposing are becoming increasingly common, and we know of no reason a court in another state would not be willing to enforce its terms, no assurance can be given that all courts outside of Delaware will enforce the terms of the amendment and transfer any covered proceeding to the Delaware courts.

If this proposal is approved by our stockholders, the exclusive forum provision will be effective upon filing with the Secretary of State of the State of Delaware of the Second Restated Certificate of Incorporation, which we intend to file promptly after stockholder approval is obtained. Our board may abandon the second restated certificate of incorporation before or after adoption and approval by the stockholders at any time prior to the effectiveness of the second restated certificate of incorporation.

Required Vote

The affirmative vote of holders of at least a majority of our common stock outstanding as of the record date is required to approve the addition of the exclusive forum selection provision to the second restated certificate of incorporation. Abstentions and broker “non-votes” will have the same effect as “no” votes on this proposal.

As noted, the integration into a single document of all prior amendments into the second restated certificate of incorporation does not need stockholder approval at this meeting because all prior amendments already received the requisite stockholder approval.

Unbundling with Proposal 2

This Proposal 3 is separate from Proposal 2 (amendment of our restated certificate of incorporation, as amended, to eliminate supermajority voting standards therein). Your vote on Proposal 3 does not affect your vote on Proposal 2 and vice versa. You can vote yes or no on both or either proposals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR Approving THE SECOND RestateD Certificate of Incorporation to add the exclusive forum selection provision.

PROPOSAL NO. 4

APPROVAL OF THE Amendment and restatement of THE 2012 EQUITY INCENTIVE PLAN

General

Our stockholders are being asked to approve an amendment and restatement of our 2012 Equity Incentive Plan (the “2012 Plan”). The proposed amendment and restatement of the 2012 Plan will increase the number of shares reserved for issuance under the 2012 Plan from 1,450,000 shares to 2,450,000 shares. The purpose of amending and restating the 2012 Plan is to enable us to continue to attract and retain the best available personnel, including employees and directors, by offering them participation in the 2012 Plan.

Our board of directors has approved the proposed amendment and restatement of the 2012 Plan as described above. We believe strongly that the approval of the amendment and restatement of the 2012 Plan is essential to our success. Our employees are our most valuable assets. Stock options and the other awards permitted under the 2012 Plan are vital to our ability to attract and retain outstanding and highly skilled employees, especially in the competitive labor markets in which we compete. These awards also are crucial to our ability to motivate employees to achieve our goals. The terms of the 2012 Plan are designed to allow the Company to continue to attract, retain and motivate people whose skills and performance are critical to the Company’s success. We will continue to monitor the environment in which we operate and make changes to our equity compensation program to help us meet our goals, including achieving long-term stockholder value.

In addition, we are sensitive to the concerns of our stockholders regarding dilution. Therefore, our board of directors committed to our stockholders that for a period from January 1, 2013 to December 31, 2016, we would not grant a number of shares subject to options, stock appreciation rights or other stock awards to employees or non-employee directors at an annual average rate greater than 5.83%. For purposes of calculating the annual average rate, the numerator for calculating the percentage for each fiscal year shall be the total number of shares of common stock granted in such fiscal year and the denominator shall be the weighted average number of shares of common stock outstanding at the end of such fiscal year. For this purpose, when determining the number of shares of common stock granted in a fiscal year, any full-value awards (these are restricted stock awards and restricted stock units, but not stock options) would count as equivalent to 1.5 shares.

Subject to stockholder approval, we plan to register the additional 1,000,000 shares reserved under the 2012 Plan on a Registration Statement on Form S-8.

As of April 1, 2015, the closing sales price of a share of the Company’s common stock as reported on the NASDAQ Global Market was $12.11. As of December 31, 2014, the potential number of participants in the 2012 Plan was approximately 310 employees and nine directors.

A general description of the principal terms of the Amended and Restated 2012 Plan as proposed is set forth below. However, the summary does not purport to be a complete description of all of the provisions of the 2012 Plan.

General Description

Purpose. The purposes of the 2012 Plan are to attract and retain the best available personnel, to provide additional incentives to our employees, consultants and directors through ownership of our shares, and to promote the success of the Company’s business.

Shares Reserved for Issuance under the 2012 Plan. If approved by our stockholders, the total number of shares reserved for issuance under the 2012 Plan will be increased by 1,000,000 shares to 2,450,000 shares (of which 375,000 shares may be used for incentive stock options).

The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 175,000 shares. In connection with a participant’s commencement of service with the Company or a related entity of the Company, the participant may be granted options and stock appreciation rights for up to an additional 175,000 shares, which would not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 175,000 shares.

Share Counting. Any shares covered by an award which is forfeited, canceled, expires or is settled in cash shall be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued under the 2012 Plan. Shares that have actually been issued under the 2012 Plan pursuant to an award shall not be returned to the 2012 Plan and shall not become available for future grant under the 2012 Plan, except where unvested shares are forfeited or repurchased by the Company at the lower of their original purchase price or their fair market value at the time of such repurchase. Shares tendered or withheld in payment of an option exercise price, shares withheld by the Company to pay any tax withholding obligation, and all shares covered by the portion of a stock appreciation right that is exercised (regardless of whether shares are actually issued in connection with such exercise) shall not be returned to the 2012 Plan and shall not become available for future issuance under the 2012 Plan.

Administration. The 2012 Plan will be administered by the 2012 Plan administrator (the “Administrator”), defined as the board or one (1) or more committees designated by the board. The compensation committee will initially act as the Administrator. With respect to grants to officers and directors, the compensation committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code.

No Repricings without Stockholder Approval. The company shall obtain stockholder approval prior to (i) the reduction of the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the 2012 Plan or (ii) the cancellation of an option or stock appreciation right at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying shares, in exchange for another option, stock appreciation right, restricted stock or other award or for cash (unless the cancellation and exchange occurs in connection with a Corporate Transaction (as defined in the 2012 Plan and as described below)). Notwithstanding the foregoing, cancelling an option or stock appreciation right in exchange for another option, stock appreciation right, restricted stock, or other award with an exercise price, purchase price or base appreciation amount that is equal to or greater than the exercise price or base appreciation amount of the original option or stock appreciation right will not be subject to stockholder approval.

Terms and Conditions of Awards. The 2012 Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the 2012 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities. To the extent that the aggregate fair market value of the shares subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2012 Plan, awards may be granted to such employees, consultants or directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2012 Plan shall be designated in an award agreement.

Subject to applicable laws and except as otherwise provided by the Board, the Administrator will have the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares or the amount of other consideration to be covered by each award, to approve forms of award agreement for use under the 2012 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the 2012 Plan (provided that any amendment that would adversely affect a participant’s rights under an outstanding award would not be made without the participant’s written consent), to construe and interpret the terms of the 2012 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action, not inconsistent with the terms of the 2012 Plan, as the Administrator deems appropriate.

The term of any award granted under the 2012 Plan will be stated in the applicable award agreement but may not exceed a term of more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

The 2012 Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of nonqualified stock options, stock appreciation rights, and awards intended to qualify as performance-based compensation, the exercise price, base appreciation amount or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2012 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares or, with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure, or any combination of the foregoing methods of payment.

Under the 2012 Plan, the Administrator may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2012 Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 175,000 shares. In connection with a participant’s commencement of service with the company or a related entity of the Company, the participant may be granted options and stock appreciation rights for up to an additional 175,000 shares, which would not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure. Under Code Section 162(m) no deduction is allowed in any taxable year of the company for compensation in excess of $1 million paid to the company’s “covered employees.” An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options and stock appreciation rights granted under such a plan and with an exercise price or base appreciation amount equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is canceled, the canceled award shall continue to count against the maximum number of shares with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 175,000 shares. The foregoing limitation shall be adjusted proportionately by the plan administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under Code Section 162(m), a “covered employee” is the company’s chief executive officer and the three other most highly compensated officers of the company other than the chief financial officer.

The 2012 Plan includes performance criteria that may be considered, individually or in combination, by the Administrator when granting performance-based awards, including the following: (i) sales and net sales, (ii) appreciation in and/or maintenance of the price of shares or any other publicly-traded securities of the Company, (iii) expense levels, (iv) sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions, (v) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel, (vi) financing and other capital raising transactions (including sales of the Company’s equity or debt securities, factoring transactions), (vii) revenue growth or product revenue growth, (viii) profits (including gross profits, operating profits, net operating profits, controllable profits and profit margins), (ix) financial ratios, including those measuring liquidity, activity, profitability or leverage, (x) cost of capital or assets under management, (xi) net operating income (before or after taxes) or operating income (before or after taxes), (xii) earnings (including earnings before taxes, earnings before interest and taxes, earnings before interest, taxes and depreciation, earnings before interest, taxes and amortization or earnings before interest, taxes, depreciation and amortization), (xiii) revenue, (xiv) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property and establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors)), (xv) co-development, co-marketing, profit sharing, joint venture or other similar arrangements, (xvi) pre- or after-tax income (before or after allocation of corporate overhead and bonus), (xvii) market share, (xviii) regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents; passing pre-approval inspections (whether of the Company or third parties)), (xix) operating margins, gross margins or cash margins, (xx) earnings per share, (xxi) comparisons with various stock market indices, (xxii) stockholder equity, (xxiii) debt reduction, (xxiv) net income (before or after taxes), (xxv) reductions in costs, (xxvi) year-end cash, (xxvii) return on equity, (xxviii) operating cash flow or cash flow per share (before or after dividends) and cash flow or cash flow per share (before or after dividends), (xxix) working capital levels, including cash, inventory and accounts receivable, (xxx) total shareholder return, (xxxi) return on capital (including return on total capital or return on invested capital), (xxxii) research and development achievements, (xxxiii) return on assets or net assets, (xxxiv) cash flow return on investment, (xxxv) operating efficiencies, (xxxvi) economic value-added models or equivalent metrics, (xxxvii) success in recruitment of financial advisors, (xxxviii) customer growth, (xxxix) employee or customer satisfaction (including objective customer indicators), (xxxx) productivity, (xxxxi) supplier awards from significant customers, (xxxxii) credit rating, (xxxxiii) contract awards or backlog, (xxxxix) bookings or orders, (xxxxv) budget comparisons, and (xxxxvi) improvements in capital structure. The performance criteria may be applicable to the company, any parent or subsidiary of the company, and/or any individual business units of the company or any parent or subsidiary of the company.

Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares covered by outstanding awards, the number of shares that have been authorized for issuance under the 2012 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares that may be granted subject to awards to any participant in a calendar year, as well as other terms that the Administrator determines require adjustment, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the shares or similar transaction affecting the shares, (ii) any other increase or decrease in the number of issued shares effected without receipt of consideration by the company or (iii) any other transaction with respect to our shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding awards under the 2012 Plan will terminate unless the awards are assumed in connection with the Corporate Transaction. In addition, except as provided otherwise in an individual award agreement, for the portion of each award that is neither assumed nor replaced, such portion of the award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the shares (or other consideration) at the time represented by such portion of the award, immediately prior to the specified effective date of such Corporate Transaction, provided that the grantee’s continuous service has not terminated prior to such date.

Under the 2012 Plan, Corporate Transaction includes a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the company is incorporated; the sale, transfer or other disposition of all or substantially all of the assets of the company; the complete liquidation or dissolution of the company; any reverse merger or series of related transactions culminating in a reverse merger in which the company is the surviving entity but (i) the shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or (ii) in which securities possessing more than fifty percent (50%) of the total combined voting power of the company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; and an acquisition in a single or series of related transactions by any person or related group of persons (other than the company or by a company-sponsored employee benefit plan) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the company’s outstanding securities.

Change in Control. Except as provided otherwise in an individual award agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), all outstanding awards under the 2012 Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately prior to the specified effective date of such Change in Control, for all of the shares (or other consideration) at the time represented by such awards, provided that the grantee’s continuous service, as such term is defined in the 2012 Plan, has not terminated prior to such date.

Under the 2012 Plan, a Change in Control is defined as a change in ownership or control of the company effected through either of the following transactions: (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the company or by a company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the company’s outstanding securities pursuant to a tender or exchange offer made directly to the company’s stockholders which a majority of the continuing directors who are not affiliates or associates of the offer or do not recommend such stockholders accept, or (ii) a change in the composition of the board over a period of twelve months or less such that one-third of the board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for board membership, to be comprised of individuals who are continuing directors.

Amendment, Suspension or Termination of the 2012 Plan. The board may at any time amend, suspend or terminate the 2012 Plan. The 2012 Plan will terminate on May 15, 2022 unless earlier terminated by the board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, applicable rules of any stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents of the jurisdiction, the company shall obtain stockholder approval of any such amendment to the 2012 Plan in such a manner and to such a degree as required. No suspension or termination of the 2012 Plan will adversely affect any rights under awards already granted to a participant.

Awards to Israeli Residents. The 2012 Plan is designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961, as amended (the “Tax Ordinance”), and is intended to enable the Administrator to grant options under the 2012 Plan to participants who are, or are deemed to be, Israeli residents. Specifically, the 2012 Plan permits option awards to employees pursuant to Section 102 of the Tax Ordinance and option awards to non-employees pursuant to Section 3(i) of the Tax Ordinance. For this purpose, “employee” refers to employees, officers and directors of the company or a related entity who are not considered “Controlling Shareholders” pursuant to, or otherwise excluded by, the Tax Ordinance. In accordance with the terms and conditions imposed by the Tax Ordinance, participants who are, or are deemed to be, Israeli residents and who receive option awards under the 2012 Plan may be afforded certain tax benefits in Israel.

Director Option Sub-Plan. In connection with the 2012 Plan, the board adopted a Director Option Sub-Plan (the “Sub-Plan”). The Sub-Plan draws on the 2012 Plan for shares and is designed to provide for the grant of options and restricted stock units to non-employee directors of the company on a formula basis. Directors are granted automatically under the director subplan on January 1 of each year 8,000 stock options and 4,000 restricted stock units, all of which would fully vest at the end of one year from the grant date. If a director is appointed for a term commencing during a calendar year, the director would be granted stock options and restricted stock units on the date of appointment and the number of stock options and restricted stock units granted would be based upon the number of days remaining in the calendar year following the date such person was nominated as a director. The Sub-Plan permits the Administrator to make grants to non-employee directors of the company who are Israeli residents pursuant to Sections 3(i) and 102 of the Tax Ordinance.

Certain U.S. Federal Tax Consequences

The following summary of the U.S. federal income tax consequences of the 2012 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2012 Plan will not result in any federal income tax consequences to the participant or to the company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The company does not receive a tax deduction for any such gain.

A nonqualified stock option can be considered deferred compensation and subject to Section 409A of the Code. A nonqualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options. The grant of an incentive stock option under the 2012 Plan will not result in any federal income tax consequences to the participant or to the company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

2012 Plan Benefits

The benefits to be received by our employees pursuant to the 2012 Plan are not determinable at this time.

The executive group in 2014 consisted of Messrs. Elyakim, Levy and Dahan. The non-executive director group in 2014 consisted of Messrs. Lacey, Regev, Rice, Selignohn, Seroussi, Taffe, Tanguy and Traub.

The table below sets forth information about equity awards for the year ended December 31, 2014.

Identity of Group	Equity Award Granted		% of Total Equity Award Granted (1)	Weighted Average Exercise Price Per Share
Ofer Elyakim Chief Executive Officer	45,000	.	9.76%	-
Dror Levy Chief Financial Officer	22,000		4.77%	-
David Dahan Chief Operating Officer	17,000		3.69%	-
Executive Group (2)	84,000		18.22%	-
Non-Executive Director Group	156,000	(3)	33.84%	$9.71	(4)
Non-Executive Employee Group	221,000		47.94%	-

(1) Based on a total of 461,000 RSUs and stock options granted under the 2012 Plan during the fiscal year ended December 31, 2014.

(2) Our executive group was granted only restricted stock units in fiscal year 2014.

(3) Includes stock options to purchase 124,000 shares granted to our non-executive director group in fiscal year 2014.

(4) Represented the exercise price of stock options granted to our non-executive director group.

Required Vote

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the annual meeting is required to approve the amendment and restatement of the 2012 Plan. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 2012 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5
AMENDMENT AND RESTATEMENT OF THE
1993 EMPLOYEE STOCK PURCHASE PLAN

Our stockholders are being asked to approve an amendment and restatement of our Amended and Restated 1993 Employee Stock Purchase Plan (the “Purchase Plan”). The proposed amendment and restatement of the Purchase Plan will increase the number of shares reserved for issuance under the Purchase Plan from 3,800,000 shares to 4,800,000 shares. The purpose of amending and restating the Purchase Plan is to enable us to continue to attract and retain talented employees by offering them participation in the Purchase Plan.

Our board of directors has approved the proposed amendment and restatement of the Purchase Plan as described above.

The purpose of the Purchase Plan is to provide our employees and employees of our subsidiaries with an opportunity to purchase common stock through accumulated payroll deductions. The Purchase Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. Accordingly, the provisions of the Purchase Plan will be construed so as to extend and limit participation in the Purchase Plan in a manner consistent with the requirements of the Code. The Purchase Plan is intended to enable us and our subsidiaries to attract and retain the best available personnel, to provide additional incentive to current employees, and to promote the success of the company’s business. The board of directors believes that our long-term success is dependent upon the ability of the company and our subsidiaries to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to us.

Subject to stockholder approval, we plan to register the additional 1,000,000 shares reserved under the Purchase Plan on a Registration Statement on Form S-8.

A general description of the principal terms of the Purchase Plan is set forth below. However, the summary does not purport to be a complete description of all of the provisions of the Purchase Plan.

General Description

The Purchase Plan was adopted by our board of directors and approved by our stockholders in 1993. There are currently 3,800,000 shares of common stock reserved for issuance under the Purchase Plan. If the amendment and restatement of the Purchase Plan is approved by the stockholders, the number of shares of common stock reserved for issuance under the Purchase Plan will be increased by 1,000,000 shares from 3,800,000 shares to 4,800,000 shares. As of April 1, 2015, a total of 3,512,979 shares have been purchased under the Purchase Plan, and 287,021 shares of common stock remained available for purchase thereunder. As of April 1, 2015, the closing price of a share of our common stock as reported on the NASDAQ Global Market was $12.11.

The number of shares of our common stock reserved for issuance under the Purchase Plan is also subject to adjustment in the event of a stock split, stock dividend or other similar change in the common stock or the capital structure of the company.

The Purchase Plan is administered by the board of directors, or a committee of the board as designated by the board from time to time (the “Plan Administrator”), which has the authority to determine the terms and conditions under which purchase rights are to be granted under the Purchase Plan for any offering period during the term of the Purchase Plan, and to resolve all questions relating to the administration of the plan.

The purpose of the Purchase Plan is to provide our employees who participate in the Purchase Plan with an opportunity to purchase common stock through payroll deductions. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. Employees, including officers, of the company and certain of our subsidiaries (as designated by our board of directors) are eligible to participate in the Purchase Plan. Payroll deductions may be up to 10% (in whole percentage increments) of a participant’s compensation (as defined in the Purchase Plan). Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a participant’s payroll deductions may be decreased to zero percent during any purchase period that is scheduled to end during the relevant calendar year.

Any person who is employed by us or certain of our subsidiaries (as designated our board of directors) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first trading day of an offering period and subject to certain limitations imposed by Section 423(b) of the Code. Eligible employees become participants in the Purchase Plan by delivering to us a subscription agreement authorizing payroll deductions prior to the commencement of the applicable offering period, unless a later date is set by our board of directors for all eligible employees. At December 31, 2014, the potential number of participants in the Purchase Plan was approximately 310 employees.

The Purchase Plan has consecutive, overlapping offering periods of 24 months’ duration commencing each January 1 and July 1. The Plan Administrator may alter the duration of the offering periods if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected thereafter.

The price per share at which shares are sold under the Purchase Plan is equal to 85% of the fair market value of the common stock on the enrollment date or on the exercise date, whichever is lower. The fair market value of the common stock on a given date is the closing sale price of the common stock on the NASDAQ Global Select Market as of such date. The number of shares of common stock which may be purchased is subject to adjustment in the event of a stock split, stock dividend or other similar change in the common stock or the capital structure of the company. We make no cash contributions to the Purchase Plan, but bear the expenses of administration.

At the beginning of an offering period, each participant will be granted the right to purchase up to the number of shares determined by dividing 10% of the participant’s compensation receivable during the offering period by the applicable purchase price. No employee shall be granted a purchase right under the Purchase Plan (1) if immediately after the grant of the purchase right, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the company or of any of our subsidiaries (including stock which may be purchased under the Purchase Plan or issued pursuant to any other options) or (2) which would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the purchase right is granted) in any calendar year. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be carried over to the next purchase period or offering period, whichever applies, or returned to the participant, if the participant withdraws from the Purchase Plan.

A participant may increase or decrease the rate of his or her payroll deduction for the remainder of an offering period by filling out a new subscription agreement and delivering it to us (or our designee). The participant’s new subscription agreement will remain in effect for the entire offering period and each subsequent offering period, unless the participant further modifies his or her subscription or terminates his participation in the Purchase Plan.

A participant’s interest in a given offering period may be terminated in whole, but not in part, by delivering to us a written notice which indicates the participant’s withdrawal from such offering period. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant’s interest in that offering period. If a participant withdraws from an offering period, payroll deductions will not resume at the beginning of the succeeding offering period unless the participant delivers to us a new subscription agreement.

Upon termination of a participant’s employment relationship, including by virtue of his or her having failed to remain an employee with us for at least twenty (20) hours per week during an offering period in which the employee is a participant, the payroll deductions credited to such participant’s account during the offering period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant’s option will be automatically terminated.

No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned, transferred or otherwise disposed of for any reason (other than by will and the laws of descent and distribution, as provided in the Purchase Plan) and any such attempt may be treated by us as an election to withdraw from the Purchase Plan.

Subject to any required action by our stockholders, in the event any change, such as a stock split or dividend, is made in our capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the company, an appropriate adjustment shall be made in the number of shares under the Purchase Plan and the price per share covered by each outstanding option. In the event of a proposed dissolution or liquidation of the company, the offering periods in progress will terminate immediately prior to the consummation of such dissolution or liquidation, unless otherwise provided by our board of directors. In the event of a sale of all or substantially all of the assets of the company, or the merger of the company with or into another corporation, each option under the Purchase Plan shall be assumed, or an equivalent option shall be substituted, by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress by setting a new exercise date (the “New Exercise Date”). If the Plan Administrator shortens the offering period then in progress in lieu of assumption in the event of a sale of assets or merger as described above, the Plan Administrator shall notify each participant in writing, at least ten business days prior to the New Exercise Date, that the exercise date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the offering period.

Amendment and Termination of the Purchase Plan

Our board of directors may amend the Purchase Plan at any time or from time to time or may terminate the Purchase Plan without approval of the stockholders. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to purchase rights granted to residents therein, we will obtain stockholder approval of any amendment to the Purchase Plan in such a manner and to such a degree as required. No amendment may alter any option previously granted under the Purchase Plan without the consent of the affected participant if such amendment would adversely affect the rights of the participant under the option, provided that the Purchase Plan or any one or more offering periods may be terminated by the Plan Administrator on any exercise date or by the Plan Administrator establishing a new exercise date with respect to any offering period and/or purchase period then in progress if the Plan Administrator determines that the termination of the Purchase Plan or such one or more offering periods is in the best interests of the company and our stockholders. Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during offering periods, change the length of purchase periods within any offering period, change the length of subsequent offering periods, determine whether subsequent offering periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Purchase Plan. The Purchase Plan will remain in effect until terminated by the board.

Amended Purchase Plan Benefits

The benefits to be received by our employees pursuant to the amended and restated Purchase Plan are not determinable at this time.

The following table sets forth information with respect to purchases under the Purchase Plan during the fiscal year ended December 31, 2014. The executive group in 2014 consisted of Messrs. Elyakim, Levy and Dahan. The non-executive director group in 2014 consisted of Messrs. Lacey, Reuven, Rice, Seligsohn, Seroussi, Taffe, Tanguy and Traub. Please note, however, that directors are not allowed to participate in the Purchase Plan.

Identity of Group	Purchases	% of Total Purchases (1)	Weighted Average Purchase Price Per Share ($)
Ofer Elyakim Chief Executive Officer	2,902	1.2%	$7.32
Dror Levy Chief Financial Officer and Secretary	-	-	-
David Dahan Chief Operating Officer	4,098	1.7%	$5.28
Executive Group	7,000	2.9%	$6.12
Non-Executive Director Group	-	-	-
Non-Executive Employee Group	234,666	97.1%	$7.30

(1)	Based on a total of 241,666 shares of common stock purchased under the Purchase Plan during the fiscal year ended December 31, 2014.

Certain U.S. Federal Income Tax Information

The following summarizes the federal income tax consequences of participation under the Purchase Plan and certain tax effects to us based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences which may vary with, or are contingent on, a participant’s individual circumstances. Each participant in the Purchase Plan is strongly urged to consult with his or her tax advisor regarding participation in the Purchase Plan.

The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the purchase right or purchase of shares. Amounts deducted from a participant’s pay under the Purchase Plan are part of the employee’s regular compensation and remain subject to federal, state and local income and employment withholding taxes.

Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of such sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which such shares were acquired and more than one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of such sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeds the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as long-term capital gain. We will not be entitled to any income tax deduction with respect to such sale or disposition.

If the participant still owns the purchased shares at the time of his or her death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Required Vote

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the annual meeting is required to approve the amendment and restatement of the Purchase Plan. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE 1993 EMPLOYEE PURCHASE PLAN

PROPOSAL NO. 6
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our audit committee has selected Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as our auditors for the current fiscal year, subject to ratification by our stockholders at the annual meeting. We expect a representative of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) to be available via teleconference to respond to appropriate questions and to make a statement if he or she so desires, but no representative will be present at the annual meeting.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as our independent accountants. However, the audit committee of the board of directors is submitting the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

Required Vote

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the annual meeting is required to approve the ratification of the selection of Kost Forer Gabbay & Kasierer as our independent auditors for fiscal year 2015. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KOST FORER GABBAY & KASIERER.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act of 1934, that might incorporate future filings, including this proxy statement, with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. Additionally, the audit committee must approve all audit and non-audit services performed by the Company’s independent auditors. Furthermore, the audit committee is responsible for reviewing and evaluating the Company’s accounting principles and the Company’s system of internal accounting controls. Management is responsible for the financial reporting process, including the system of internal controls and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors, Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, are responsible for auditing those financial statements. However, the members of the audit committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing. The audit committee relies, without independent verification, on the information provided to the committee and on the representations made by management and the independent auditors.

The audit committee hereby reports as follows:

1.	The audit committee has reviewed and discussed the audited financial statements with the Company’s management and Kost Forer Gabbay & Kasierer, the Company’s independent auditors.

2.

The audit committee has also received from, and discussed with, our independent auditors various communications that our independent auditors are required to provide to the audit committee, including the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

3.

The audit committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors.

4.

The audit committee discussed with the Company’s senior management, Kost Forer Gabbay & Kasierer and internal auditors the process used for the Company’s Chief Executive Officer and Chief Financial Officer to make the certifications required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-K and other periodic filings with the Commission.

5.

The audit committee has received the written disclosures and the letter from Kost Forer Gabbay & Kasierer required by the Public Company Accounting Oversight Board regarding its communications with the audit committee concerning independence. The audit committee considered whether the audit and non-audit services provided by Kost Forer Gabbay & Kasierer were compatible with maintaining its independence from the Company. Based on discussions with Kost Forer Gabbay & Kasierer, the audit committee determined that the audit and non-audit services provided to the Company by Kost Forer Gabbay & Kasierer were compatible with maintaining the independence of Kost Forer Gabbay & Kasierer.

6.

Based on the reviews and discussions referred to in paragraphs (1) through (5) above, the audit committee recommended to the Company’s board of directors, and the board approved, the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, that was filed with the Securities and Exchange Commission on March 16, 2015.

7.

The audit committee has also recommended the selection of Kost Forer Gabbay & Kasierer and, based on the committee’s recommendation, the board of directors has selected Kost Forer Gabbay & Kasierer as the Company’s independent auditors for the fiscal year ending December 31, 2015. The board of directors is submitting the selection of Kost Forer Gabbay & Kasierer to the stockholders for ratification.

Submitted by the audit committee:

Patrick Tanguy (Chairman)

Thomas Lacey
Norman Rice
Yair Seroussi

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

Kost Forer Gabbay & Kasierer performed services for us in fiscal 2013 and 2014 related to financial statement audit work, quarterly reviews, Forms S-8 reviews, tax services, special projects and other ongoing consulting projects. Fees paid or accrued to Kost Forer Gabbay & Kasierer in fiscal 2013 and 2014 were as follows:

	2014	2013
Audit Fees (1)	$310,000	$350,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	$83,500	$88,327
All Other Fees (4)	$55,500	$63,703
Total	$449,000	$502,030

(1)

Audit fees represent fees for the audit of consolidated financial statements for the fiscal years ended December 31, 2013 and 2014 and the review of financial statements included in our quarterly reports on Form 10-Q.

(2)	Audit-related fees represent fees for accounting professional services on actual or contemplated transactions.

(3)

Tax fees represent fees for professional services rendered by our auditors for tax compliance, tax planning and tax advice on actual or contemplated transactions and advisory services for other tax compliance matters.

(4)	All other fees represent fees for professional services rendered by our auditors for advisory services for other matters such as funding received from the Israeli Office of the Chief Scientist.

The audit committee approved 100% of the above set forth fees in 2013 and 2014.

Audit and Non-Audit Services Pre-Approval Policy

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by Kost Forer Gabbay & Kasierer, our independent auditors, must be approved in advance by the audit committee to assure that such services do not impair the auditors’ independence from the company. In January 2004, the audit committee adopted an audit and non-audit services pre-approval policy which sets forth the procedures and conditions pursuant to which audit and non-audit services to be performed by the independent auditors are to be pre-approved. Pursuant to the policy, certain services or category of services described in detail in the policy may be pre-approved generally on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of audit services, audit-related services, tax services and other services. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent auditors. The audit committee may also pre-approve particular services on a case-by-case basis. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the audit committee prior to being performed. The audit committee may delegate authority to pre-approve audit and non-audit services to any member of the audit committee, but may not delegate such authority to management. Our independent auditors and Chief Financial Officer are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with the pre-approval policy and the fees for the services performed to date.

PROPOSAL NO. 7

Advisory Vote on compensation of the Named Executive Officers

At last year’s annual meeting, we provided our stockholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in our proxy statement for the 2014 annual meeting of stockholders. At our 2014 annual meeting, our stockholders approved the proposal, with approximately 98% of the votes cast voting in favor of the proposal. At our 2011 annual meeting, our stockholders voted to recommend, on an advisory basis, that advisory votes on executive compensation be held every year. After consideration of the 2011 voting results, our board of directors elected to hold a stockholder “say-on-pay” vote annually. Accordingly, this year we are again asking our stockholders to vote “For” the compensation of our executive officers as disclosed in this proxy statement. Our board of directors and our compensation committee value the opinions of our stockholders. We will consider our stockholders’ concerns and our compensation committee will evaluate whether any actions are necessary to address those concerns. In addition to our annual advisory vote on executive compensation, we are committed to ongoing engagement with our stockholders on executive compensation and corporate governance issues.

As described in detail under the heading “Compensation Discussion and Analysis,” our compensation philosophy supports our key business objectives of creating value for, and promoting the interests of, our stockholders. In order to align the interests of our executives with those of our stockholders, we believe that our executive compensation arrangements must provide our named executive officers with competitive compensation opportunities, based upon both their contribution to the development and financial success of the company and their personal performance. We believe our executive compensation arrangements strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to dedicate themselves fully to value creation for our stockholders. This balance is evidenced by the following:

●

Notwithstanding the overwhelming approval of approximately 98% of the votes cast voting in favor of the 2014 say-on-pay proposal, our compensation committee added performance-based restricted stock units as a portion of our chief executive officer’s equity compensation in 2015. We believe this change demonstrates the compensation committee’s ongoing commitment to aligning compensation of our chief executive officer with the interests of our stockholders.

●

Our compensation arrangements for the named executive officers are simple, consisting principally of base salary, a challenging performance-based bonus plan, and long-term incentive award in the form of restricted stock units, which may or may not be awarded annually at the discretion of the compensation committee.

●

We provide a significant part of executive compensation in the form of performance based incentives. Our compensation committee establishes a performance-based bonus plan whereby bonuses are awarded under the plan based on achievement of the company’s financial goals based on an annual budget approved by our board, as well as strategic goals aimed to promote the company’s business and long-term strategic objectives. The goals under the performance-based bonus plans are generally challenging. Bonuses under the performance-based plan are capped and a significant portion of the bonuses would not be payable for a particular year if the company fails to achieve the specified financial goals.

●

A significant portion of our named executive officer’s compensation is in the form of long-term incentive awards, currently consisting of restricted stock units. Generally, such equity awards vest 25% on the first anniversary of the grant date and the remaining equity awards vest quarterly over the following three years.

●

We align base salaries with strong pay-for-performance orientation and our compensation committee generally takes a conservative approach on base salary increases. For example, the base salaries of our named executive officers were reduced in 2009 by ten percent from their respective 2008 amounts in consideration of deteriorating market conditions, our financial performance and the company’s desire to reduce operating expenses. The base salaries were restored to their respective 2008 amounts in 2010 for all our named executive officers. Our named executive officers did not receive any increases to their base salary in 2011, 2012 or 2014. Only in 2013 did our Chief Executive Officer and Chief Financial Officer receive an increase of approximately 15% and 11%, respectively, in their respective base salaries.

●	We do not provide any nonqualified defined contribution or other deferred compensation plans to our named executive officers.

●	We do not provide tax gross-ups to our named executive officers.

●	None of the employment agreements with our named executive officers includes any “single trigger” change-in-control provisions or golden parachute arrangements.

●	The perquisites offered to our named executive officers based in Israel are those generally provided to all of our employees based in Israel.

●	We have a compensation recoupment policy.

●

The compensation committee is updated on compensation best practices and trends. The committee from time to time as appropriate engages the services of a compensation consultant to provide advice on compensation trends and market information to assist the committee in designing our compensation programs and making compensation decisions.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the compensation of our named executive officers, as described in this proxy statement. The vote is advisory, and therefore it is not binding on the company, the compensation committee or our board of directors. The compensation committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Required Vote

The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 7. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

Accordingly, we ask our stockholders to vote on the following resolution at the annual meeting:

“RESOLVED, that the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to Be Brought Before an Annual Meeting and Considered for Inclusion in our Proxy Materials. In addition to submitting information related to the proposal as described elsewhere in this proxy statement, pursuant to Rule 14a-8 under the Exchange Act and the Company’s bylaws, stockholder proposals intended for consideration by the Company for presentation and inclusion in its proxy materials for the annual meeting of stockholders to be held in 2016 must be received by Dror Levy, Secretary, DSP Group, Inc., 2161 S. San Antonio Road, Suite 10, Los Altos, CA 94022, no later than January 7, 2016 in order to be considered for inclusion in our proxy materials for that meeting.

Discretionary Authority. The proxies to be solicited by our board of directors for the 2016 annual meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at such annual meeting if we fail to receive notice of such stockholder’s proposal for the meeting by March 23, 2016.

OTHER MATTERS

Annual Report

Our annual report for the fiscal year ended December 31, 2014 has been mailed concurrently with the mailing of these proxy materials to all stockholders entitled to notice of, and to vote at, the annual meeting.

Form 10-K

Our annual report on Form 10-K for the fiscal year ended December 31, 2014 is included in the annual report for the fiscal year ended December 31, 2014, which is mailed concurrently with the mailing of these proxy materials. Upon written request to our Secretary, Dror Levy, at the address of our principal executive offices, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

Internet Availability of Proxy Materials

In addition to the mailing, the notice of the annual meeting, this proxy statement and the proxy card are available for your review, print and download on our website at www.dspg.com. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

Householding of Annual Meeting Materials

In December 2000, the Securities and Exchange Commission adopted new rules that permit us to send a single set of annual reports and proxy statements to any household at which two or more stockholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. Upon written request to our Secretary, Dror Levy, at the address of our principal executive offices or by phone at (408) 986-4300, you may revoke your decision to household, and we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request.

A number of brokerage firms have already instituted householding. If your family has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

Other Matters

Our board of directors knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the proxy holders.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Ofer Elyakim
Chief Executive Officer

April 29, 2015
Los Altos, California

APPENDIX A

SECOND RESTATED CERTIFICATE

OF

INCORPORATION

OF

DSP GROUP, INC.

~~The following Restated Certificate of Incorporation of DSP Group, Inc. (the “Corporation”) (i) amends and restates the provisions of the Certificate of Incorporation of DSP Group. Inc. originally filed with the Secretary of State of the State of Delaware on September 23, 1993, and (ii) supersedes the original Certificate of incorporation and all prior amendments and restatements thereto in their entirety.~~

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

DSP Group, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST: That the name of this corporation is DSP Group, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on September 23, 1993 under the name DSP Group, Inc. This corporation filed the Restated Certificate of Incorporation on February 1, 1994. This corporation further filed amendments to the Restated Certificate of Incorporation on May 24, 1995, July 19, 1999 and June 11, 2014.

SECOND: This Second Restated Certificate of Incorporation was duly adopted by and in accordance with the provisions of Section 242 and 245 of the General Corporation Law.

THIRD: This Second Restated Certificate of Incorporation not only restates and integrates, but also amends the provisions of this corporation’s Restated Certificate of Incorporation, as amended.

FOURTH: All amendments reflected in this Second Restated Certificate of Incorporation have been duly proposed by the Board of Directors of this corporation and adopted by the stockholders of this corporation in the manner and by the vote prescribed by Section 242 of the General Corporation Law and the Restated Certificate of Incorporation of this corporation.

FIFTH: The text of the Restated Certificate of Incorporation, as amended, of this corporation is hereby amended and restated in its entirety as follows:

1

ARTICLE I.

The name of this corporation is DSP Group, Inc. (the “Corporation”).

ARTICLE II.

The address of the Corporation’s registered office In the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III.

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV.

The Corporation is authorized to issue two classes of stock to be designated, respectively, Preferred Stock, par value $.001 per share (“Preferred”), and Common Stock, par value $.001 per share (“Common”). The total number of shares of Common that the Corporation shall have the authority to issue is ~~200,000,00.~~ 50,000,000. The total number of shares of Preferred that the Corporation shall have authority to issue is ~~11,666,667.~~ 5,000,000. The Preferred Stock may be issued from time to time in one or more series.

~~The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common if at any time the number of Common shares remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred.~~

~~The first series of Preferred Stock shall be designated “Series A Preferred” and shall consist of 1,000,000 shares. The second series of Preferred Stock shall be designated “Series B Preferred” and shall consist of 1,500,000 shares. The third series of Preferred Stock shall be designated “Series E Preferred” and shall consist of 3,774,510 shares. The fourth series of Preferred Stock shall be designated “Series F Preferred” and shall consist of 392,157 shares. The Series A Preferred, Series B Preferred. Series E Preferred and Series F Preferred shall be collectively referred to as the “Existing Series.” The Existing Series and any other series of Preferred Stock hereafter authorized and entitled to a preference as to dividends or upon liquidation preference on a parity with the Existing Series are collectively referred to as the “Parity Preferred.”~~

~~The Board of Directors is hereby authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred in one or more series, and by filing a certificate pursuant to the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.~~

2

~~The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:~~

~~A.    The number of shares constituting that series and the distinctive designation of that series;~~

~~B.    The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;~~

~~C.    Whether that series shall have the voting rights in addition to the voting rights provided by law, and, if so. the terms of such voting rights;~~

~~D.    Whether that series shall have conversion privileges, and, if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;~~

~~E.    Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable on case of redemption, which amount may vary under different conditions and at different redemption rates;~~

~~F.    Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terns in the amount of such sinking funds;~~

~~G.    The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, of any, of payment of shares of that series; and~~

~~H.    Any other relative rights, preferences and limitations of that series.~~

ARTICLE V.

~~The relative rights, preferences and restrictions granted to or imposed upon the Common Stock and the Existing Series of Preferred Stock and the holders thereof are as follows:~~

~~A.    Dividends.~~

~~1.    Series A Preferred-Limited Right to Dividends. Each holder of outstanding shares of Series A Preferred shall be entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, non-cumulative dividends at the annual rate of $0.21 per share (the “Series A Preferential Dividend”), payable in cash during each fiscal year of this Corporation and in preference to any declaration or payment (payable other than in Common Stock) on the Common Stock (but not without the Series B Preferred also receiving their respective Preferential Dividend, as adjusted in Article V.A.5. below), or, if greater, an amount equal to the dividend paid on a share of Common Stock (but at all times subordinate and subsequent to payment of the dividends provided for the Series E Preferred and Series F Preferred in Article V.A.3. and Article V.A.4. below).~~

3

~~2.    Series B Preferred-Limited Right to Dividends. Each holder of outstanding shares of Series B Preferred shall be entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, non-cumulative dividends at the an rate of $0.246 per share (the “Series B Preferential Dividend”). payable in cash during each fiscal year of this Corporation and in preference to any declaration or payment (payable other than in Common Stock) on the Common Stock (but not without the Series A Preferred also receiving their respective Preferential Dividend, as adjusted in Article V.A.5. below), or. if greater, an amount equal to the dividend paid on a share of Common Stock (but at all times subordinate and subsequent to payment of the dividends provided for the Series E Preferred and Series F Preferred in Article V.A.3. and Article V.A.4. below).~~

~~3.    Series E Preferred-Limited Right to Dividends. Each holder of outstanding shares of Series E Preferred shall be entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, non-cumulative dividends at the annual rate of $0.828 per share (the “Series E Preferential Dividend”), payable in cash during each fiscal year of this Corporation and in preference to any declaration or payment (payable other than in Common Stock) on the Common Stock, and in preference to any declaration or payment on the Series A Preferred or Series B Preferred of this Corporation, or, if greater, an amount equal to the dividend paid on a share of Common Stock, Series A Preferred or Series B Preferred, as the case may be (but at all times subordinate and subsequent to payment of the dividends provided for the Series F Preferred in Article V.A.4. below).~~

~~4.    Series F Preferred-Limited Right to Dividends. Each holder of outstanding shares of Series F Preferred shall be entitled to receive, when and if declared by the Board of Directors and out of any funds legally available therefor, non-cumulative dividends (the “Series F Preferential Dividend”), payable in cash during each fiscal year of this Corporation and in preference to any declaration or payment (payable other than in Common Stock on the Common Stock) on the Common Stock, and in preference to any declaration or payment on the Series A Preferred, Series B Preferred or Series E Preferred in an amount equal to the highest dividend amount paid on a share of Common Stock, Series A Preferred, Series B Preferred or Series E Preferred.~~

~~5.    Partial Payment. If the Board of Directors shall declare a dividend on the outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred or Series F Preferred and the amount available for payment thereof is insufficient to permit the payment of the full preferential amounts required to be paid to the holders of the outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred and Series F Preferred, then the amount available for such dividend payments shall be distributed ratably first among the holders of the outstanding shares of Series F Preferred until each holder of outstanding Series F Preferred shall have been paid its Series F Preferential Dividend in accordance with Article V .A. hereof. and then ratably among the holders of the outstanding shares of Series E Preferred until each holder of outstanding Series E Preferred shall have been paid its Series E Preferential Dividend in accordance with Article V.A. hereof, and then ratably among the holders of the outstanding shares of Series. A Preferred and the holders of the outstanding shares of Series B Preferred according to (i) the respective dividend preference amounts to which all such holders of outstanding Series A Preferred and Series B Preferred would otherwise be entitled, and (ii) the number of outstanding shares of each such series until each holder of outstanding shares of Series A Preferred has received its Series A Preferential Dividend and each holder of outstanding shares of Series B Preferred has received it Series B Preferential Dividend, as applicable, in full. For example, assume that: (1) there are 300 shares of Series A Preferred outstanding, and the Series A Preferential Dividend is $.10 per share: and (2) there are 300 shares of Series B Preferred issued and outstanding, and the Series B Preferential Dividend is $.20 per share; and (3) there is not enough money available for payment in full of the preferential dividends to the holders of the outstanding Series A Preferred and. Series B Preferred after payment in full of all preferential to all the holders of the outstanding Series F Preferred and Series E Preferred. In such event, the Series A Preferred Stockholders would collectively be entitled to one-third (1/3) of the dividend to be paid; and the Series B Preferred Stockholders would collectively be entitled to two-thirds (2/3) of the dividend to be paid. After each series of Existing Series receives its preferential dividend in full in any one fiscal year, each series of Existing Series shall participate ratably.~~

4

~~6.    Definition of Dividends. Dividends shall be deemed to include payments by the Corporation. including, without limitation, any distribution of assets, evidences of indebtedness, warts, rights, options and other securities, and excluding only the distribution of Common Stock to the holders of Common Stock and the distribution of stock of a subsidiary in a spin-off where the net asset value, the net income, and the revenues, of the subsidiary spun-off is less than fifty percent (50%) of the net asset value, the net income, and the revenues, as the case may be. of the Corporation before the spin-off; provided, however, that the shares of the spun-off company are distributed to the holders of the Series A Preferred, the Series B Preferred, the Series E Preferred, and the Series F Preferred, as if such holders bad converted their respective shares of Existing Series into Common Stock on the day of distribution.~~

~~B.    Preference On Liquidation.~~

~~1.    Preference Price. In the event of any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the holders of the outstanding shares of Existing Series shall be entitled to be paid out of the assets of this Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment is made in respect of the outstanding shares of Common Stock or any other equity security of this Corporation of a lesser priority than the Existing Series, an amount equal to (i) $2.3055 per share in the case of the Series A Preferred plus any declared but unpaid dividends on each such share; (ii) $4.1001 per share in the case of the Series B Preferred together with an amount equal to six percent (6%) of such $4.1001, compounded annually, for each full year (or fraction thereof) (based on a 365-day year) after August 9, 1991, plus any declared and unpaid dividends thereon; (iii) $10.35 per share in the case of the Series E Preferred together with an amount equal to eight percent (8%) of such $10.35, compounded annually, for each full year (or fraction thereof) (based on a 365-day year) after the first two years following the original respective issuance dates of each such Series E Preferred (including the original respective issuance dates of each share of Series C Preferred or Series D Preferred converted into shares of Series E Preferred of the California predecessor to the corporation hereunder) plus any declared and unpaid dividends thereon and (iv) $12.75 per share in the case of the Series F Preferred, plus any declared but unpaid dividends thereon (each such liquidation price, individually, a “Preference Price” and, collectively, the “Preference Prices”). After distribution of the respective Preference Prices to the holders of the outstanding shares of Existing Series, the holders of the outstanding shares of Common Stock shall be entitled to an amount per share equal to the Preference Price paid to the holders of the outstanding shares of Series A Preferred. Thereafter, any remaining assets of this Corporation shall be distributed pro rata among the holders of the outstanding shares of Common Stock, Series A Preferred, Series B Preferred, Series E Prefer, and Series F Preferred based on the number of shares of Common Stock into which 1he outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred, and Series F Preferred are convertible pursuant to Article VI.D. as of the date of distribution.~~

5

~~2.    Partial Payment. If, upon any liquidation, dissolution or winding up of this Corporation, whether voluntary or involuntary, the assets of this Corporation available for distribution to its shareholders shall be insufficient to pay the full Preference Prices required to be paid to the holders of the outstanding shares of Existing Series, then all of the assets of this Corporation legally available for distribution to the holders of equity securities shall be distributed first ratably among the holders of the outstanding shares of Series F Preferred until payment in full first of the Series F Preferred Preference Price and then ratably among the holders of the outstanding shares of Series E Preferred until payment in full of the Series E Preferred Preference Price, and thereafter any remaining assets of this Corporation legally available for distribution to the holders of equity securities shall be distributed ratably among the holders of the outstanding shares of Series A Preferred and the holders of the outstanding shares of Series B Preferred based upon their respective Preference Prices, and the number of outstanding shares of each such series, until payment in full of each of their respective Preference Prices. For example, assume that after payment in full of the Series F Preferred Preference Price to the holders of the outstanding shares of Series F Preferred and payment in full of the Series E Preferred Preference Price to the holders of the outstanding shares of Series E Preferred: (1) there are 300 shares of Series A Preferred outstanding, and the liquidation preference amount is $1.00 per share; and (2) there are 300 shares of Series B Preferred outstanding, and the liquidation preference amount is $2.00 per share; and (3) there is not enough money available to pay the Preference Prices in full to the holders of the outstanding shares of Series A Preferred and the Series B Preferred. In such event, the holders of the outstanding shares of Series A Preferred would collectively be entitled to one-third (1/3) of the liquidation proceeds to be paid; and the holders of the outstanding shares of Series B Preferred would collectively be entitled to two-thirds (2/3) of the liquidation proceeds to be paid. Within each series, if liquidation preferences below the full Preference Prices are to be paid. the holders of the outstanding shares of Series A Preferred shall be paid the same liquidation preference amount per share of Series A Preferred; and the holders of the outstanding shares of Series B Preferred shall be paid the same liquidation preference amount per share of Series B Preferred.~~

~~3.    Certain Transactions. The sale, transfer or other conveyance of all or substantially all of the assets of this Corporation, or the sale, transfer or other conveyance of a majority of the outstanding voting securities of this Corporation (on a fully diluted basis) in any transaction or related series of transactions whether by merger or consolidation or otherwise, shall not be deemed to be a liquidation, dissolution or winding up of the Corporation, as those terms are used in this Article V.B., unless so elected to be treated as such by a majority of the Corporation’s Board of Directors.~~

~~Notwithstanding the foregoing, the sale, transfer or other conveyance of all or substantially all of the assets of this Corporation, or the sale, transfer or other conveyance of a majority of the outstanding voting securities of this Corporation (on a fully diluted basis) in any transaction or related series of transactions whether by merger or consolidation or otherwise, shall also be deemed to be a liquidation, dissolution or winding up of the Corporation, as those terms are used in this Article V.B. if (A) the proceedings therefrom are sufficient to distribute $10.35 in cash per share to each shareholder of this Corporation (on a fully diluted and as converted basis and as adjusted for stock splits, combinations and the like) and (B) a majority in interest of each class of this Corporation’s Existing Series and Common Stock consents in writing to such liquidation, dissolution, or winding up treatment and agrees that all such proceeds shall be distributed equally among all stockholders according to the number of shares of this Corporation held by each such stockholder (on an as fully converted basis).~~

6

~~4.    Liquidation Adjustment. Notwithstanding anything to the contrary in this Article V.B., each Preference Price shall be adjusted downwards upon the receipt by the holder of Existing Series of any stock dividends or distributions comprised solely of stock of any of this Corporation’s subsidiaries (other than distributions of this Corporation’s capital stock), by the “cash value” of any such stock dividends or distributions made on the respective series of Existing Series since the issuance of such series. The “cash value” shall be determined by this Corporation’s Board of Directors in its sole discretion, or, if the distribution is a stock dividend (other than this Corporation’s capital stock) whereby within 180 days after such distribution and prior to a “liquidating” event such company’s stock is publicly traded, then the initial public offering price of such company’s stock shall be the “cash value” whether or not the distributed stock: is itself publicly traded.~~

~~C.    Voting.~~

~~1.    Number of Directors. The authorized number of Directors of this Corporation shall be seven (7). which number shall not be increased or decreased without the consent of the holders of a majority of the outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred, Series F Preferred, and Common Stock, each· voting as a separate class.~~

~~2.    Series A Preferred. So long as at least 328,759 shares of Series A Preferred are outstanding (subject to adjustment for stock dividends, stock splits and any recapitalization). the holders of the outstanding shares of Series A Preferred. voting as a single class, shall be entitled to elect one (1) director to the Board of Directors.~~

~~3.    Series B Preferred. The outstanding shares of Series B Preferred shall not be entitled to vote as a separate class for a director.~~

~~4.    Series E Preferred. So long as at least 333,333 shares of Series E Preferred are outstanding, the holders of the outstanding shares of Series E Preferred, voting as a single class, shall be entitled to elect one (1) director to the Board of Directors.~~

~~5.    Series F Preferred. The outstanding shares of Series F Preferred shall be entitled to vote as a separate class for a director on the first business day before the one year anniversary date of the Filing Date, if by such date the Corporation has failed to close an underwritten public offering in which the aggregate proceeds to this Corporation are at least $20 Million (before the payment of underwriting discounts and commissions and the expenses of the offering).~~

7

~~6.    Common Stock. The holders of the outstanding shares of Common Stock, Voting together as a separate class, shall be entitled to elect the remaining members of the Board of Directors not elected by the holders of the outstanding shares of Series A Preferred, Series E Preferred, and Series F Preferred.~~

~~7.    Other Voting Rights. Except where class voting is required by statute or herein, and except with respect to the election of directors pursuant to Article V.C.1., IV.C.2. and IV.C.4., or as provided in Article V.F., the holders of the outstanding shares of Series A Preferred, the holders of the outstanding shares of Series B Preferred, the holders of the ou1Standing shares of Series E Preferred and the holders of the outstanding shares of Series F Preferred, shall be entitled to vote equally with the holders of the outstanding shares of Common Stock at any annual or special meeting of shareholders of this Corporation. or may act by written consent in the same manner as the holders of the outstanding shares of Common Stock, upon the following basis: each holder of outstanding shares of Series A Preferred, each holder of outstanding shares of Series B Preferred, each holder of outstanding shares of Series E Preferred and each holder of outstanding shares of Series F Preferred, shall be entitled to cast that number of votes equal to the whole number of shares of Common Stock into which such holder’s shares of Series A Preferred, Series B Preferred, Series E Preferred or Series F Preferred are convertible immediately after the close of business on the record date fixed for such meeting or, if no such record date is established, the date such vote is taken or the effective date of such written consent.~~

~~D.    Conversion. The holders of the outstanding shares of Existing Series shall have the conversion rights set forth below (the “Conversion Rights”).~~

~~1.    Right to Convert. Each share of Series A Preferred, Series B Preferred. Series E Preferred and Series F Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of this Corporation or any transfer agent for the shares of Series A Preferred, Series B Preferred, Series E Preferred, Series F Preferred or Common Stock into that number of shares of Common Stock which is equal to the quotient obtained by dividing (A) $2.3055 for each share of Series A Preferred, $4.1001 for each share of Series B Preferred, $10.35 for each share of Series E Preferred, and $12.75 for each share of Series F Preferred by (B) the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, and Series F Conversion Price (as such terms are hereinafter defined). respectively, immediately prior to the time of such conversion. The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series A Preferred shall be $2.3055 (as adjusted from time to time as herein provided, the “Series A Conversion Price”). The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series B Preferred shall be $4.1001 (as adjusted from time to time as herein provided, the “Series B Conversion Price”). The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series E Preferred shall be $10.35 (as adjusted from time to time as herein provided, the “Series E Conversion Price”). The price at which shares of Common Stock shall be deliverable upon conversion of shares of Series F Preferred shall be $12.75 (as adjusted from time to time as herein provided, the “Series F Conversion Price”), subject. in the case of the Series F Preferred only, to Article V.D.2.~~

~~2.    Series F Preferred Conversion Adjustment. Notwithstanding anything set forth in Article V.D.l., the Series F Conversion Price shall be computed under the following circumstances as follows:~~

8

~~a.    If the Company closes an underwritten public offering of its Common Stock in which the aggregate proceeds to the Corporation (before the payment of underwriting discounts and commissions and the expenses of the offering) is at least $20 million on, or before March 3, 1994, the Series F Conversion Price shall equal 78% of the public offering price per share.~~

~~b.    If the Company closes an underwritten public offering in which the aggregate proceeds to the Corporation (before the payment of underwriting discounts and commissions and the expenses of the offering) is at least $20 million after March 3, 1994, but on, or before September 3, 1994, the Series F Conversion Price shall equal 65% of the public offering price per share.~~

~~c. If the Company fails to close an underwritten public offering in which the aggregate proceeds to the Corporation (before the payment of underwriting discounts and commissions and the expenses of the offering) is at least $20 million on, or before September 3, 1994, the Series F Conversion Price shall equal $10.35.~~

~~d.    Notwithstanding anything to the contrary, set forth in Article V.D.l. and 2., the Series F Conversion Price shall in no event be greater than an amount that would cause the aggregate number of shares of Common Stock into which the Series F Preferred can be converted to be less than that number of shares of Common Stock which would equal 5.56% of the number of outstanding shares of Common Stock. For the purpose of the calculation described in this Article V.D.2.d., the number of shares of Common Stock outstanding shall include, in addition to the number of shares of Common Stock actually outstanding. (a) the number of shares of Common Stock Into which the then outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred, and Series F Preferred could be converted if fully converted on the day of the conversion, and (b) the number of shares of Common Stock which would be obtained through the exercise or conversion of rights, options, war and convertible securities outstanding on the day of the conversion.~~

~~3.    Mechanics of Conversion. Each holder of outstanding shares of Series A Preferred, each holder of outstanding shares of Series B Preferred, each holder of outstanding shares of Series E Preferred, and each holder of outstanding shares of Series F Preferred, who desires to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the shares of Series A Preferred, Series B Preferred, Series E Preferred, Series F Preferred or Common Stock and shall give written notice to this Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred, Series B Preferred, Series E Preferred or Series F Preferred being converted. Thereupon, this Corporation shall issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay all declared but unpaid dividends on the shares being converted in cash or, if this Corporation so elects or is legally or financially unable to pay in cash, shares of Common Stock (valued at the Common Stock’s fair market value at the time of surrender as determined in good faith by the Board of Directors). Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.~~

9

~~4.    Adjustment for Stock Splits and Combination. If this Corporation at any time or from time to time after the date this Restated Certificate of Incorporation is filed with the Secretary of State of the State of De1aware (the “Filing Date”) effects a division of the outstanding shares of Common Stock, then the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, and the Series F Conversion Price, shall be proportionately decreased and, conversely, if this Corporation at any time, or from time to time, after the Filing Date combines the outstanding shares of Common Stock, then the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, and the Series F Conversion Price, shall he proportionately increased. Any adjustment under this Article V.D.4. shall be effective on the close of business on the date such division or combination becomes effective.~~

~~5.    Adjustment for Certain Dividends and Distributions. If this Corporation at any time or from time to time after the Filing Date pays or fixes a record date for the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution in the form of shares of Common Stock, or rights or options for the purchase of, or securities convertible into, Common Stock, then in each such event the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price. and the Series F Conversion Price. shall be decreased, as of the time of such payment or, in the event a record date is fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, and the Series F Conversion Price by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the time of such payment or the close of business on such record date, as the case may be, and (ii) the denominator of which shall be (a) the total number of shares of Common Stock outstanding immediately prior to the rime of such payment or the close of business on such record date, as the case may be, plus (b) the number of shares of Common Stock issuable in payment of such-dividend or distribution or upon exercise of such option or right of conversion; provided, however, that if a record date is fixed and such dividend is not fully paid or such other distribution is not fully made on the date fixed therefor, then the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, and the Series F Conversion Price, shall not be decreased as of the close of business on such record date as hereinabove provided as to the portion not fully paid or distributed and thereafter the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, and the Series F Conversion Price, shall be decreased pursuant to this Article V.D.5. as of the date or dates of actual payment of such dividend or distribution.~~

~~6.    Adjustments for Other Dividends and Distributions. If this Corporation at any time or from time to time after the Filing Date pays, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive, a dividend or other distribution in the form of securities of this Corporation other than shares of Common Stock or rights or options for the purchase of, or securities convertible into, Common Stock, then in each such event provision shall be made so that the holders of outstanding shares of Series A Preferred, the holders of outstanding shares of Series B Preferred, the holders of outstanding shares of Series E Preferred, and the holders of outstanding shares of Series F Preferred, shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of this Corporation which they would have received had their respective shares of Series A Preferred, Series B Preferred, Series E Preferred, and Series F Preferred been converted into shares of Common Stock on the date one day before such event and had such holders thereafter, from the date of such event to and including the actual date of conversion of their shares, retained such securities, subject to all other adjustments called for during such period under this Article V.D, with respect to the rights of the holders of the outstanding shares of Series A Preferred, the holders of the outstanding shares of Series B Preferred, the holders of the outstanding shares of Series E Preferred, and the holders of outstanding shares of Series F Preferred.~~

10

~~7.    Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Filing Date the number of shares of Common Stock issuable upon conversion of the shares of Series A Preferred, Series B Preferred, Series E Preferred or Series F Preferred, is changed into the same or a different number of shares of any other class or classes of stock or other securities, whether by recapitalization, reclassification or otherwise (other than a recapitalization, division or combination of shares or a stock dividend, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Article V.D., then in any such event each holder of outstanding shares of Series A Preferred, each holder of outstanding shares of Series B Preferred, each holder of outstanding shares of Series E Preferred, and each holder of outstanding shares of Series F Preferred, shall have the right thereafter to convert such shares of Series A Preferred, Series B Preferred, Series E Preferred, and Series F Preferred into the same kind and amount of stock and other securities receivable upon such recapitalization, reclassification or other change, as the maximum number of shares of Common Stock into which such shares of Series A Preferred, Series B Preferred, Series E Preferred and Series F Preferred, could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.~~

~~8.    Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Filing Date there is a capital reorganization of the Common Stock (other than a recapitalization, division, combination, reclassification or exchange of shares provided for elsewhere in this Article. V.D.) or a merger or consolidation of this Corporation into or with another corporation or a sale of all or substantially all of this Corporation’s properties and assets to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, provision shall be made so that the holders of outstanding shares of Existing Series, shall thereafter receive upon conversion thereof the number of shares of stock or other securities or property of this Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the number of shares of’ Common Stock into which their shares of Existing Series were convertible would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article V.D. with respect to the rights of the holders of the outstanding shares of Existing Series, after such capital reorganization, merger, consolidation, or sale. The provisions of this Article V.D. (including adjustment of the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, and the Series F Conversion Price, and the number of shares into which the outstanding shares of Existing Series may be converted) shall be applicable after that event and be as nearly equivalent to such Conversion Prices and number of shares as may be practicable.~~

11

~~9.    Sale of Shares Below Conversion Price.~~

~~a.    If at any time or from time to time after the Filing Date this Corporation issues or sells, or is deemed by the express provisions of this Article V.D.9. to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in Article V.D.5. above or upon a division or combination of shares of Common Stock as provided in Article V.D.4. above, for an Effective Price (as hereinafter defined) less than the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, or the Series F Conversion Price, then in any such event the Series A Conversion Price (if the Effective Price is less than the Series A Conversion Price), or the Series B Conversion Price (if the Effective Price is less than the Series B Conversion Price), or both (if the Effective Price is less than both the Series A Conversion Price and the Series B Conversion Price), or the Series E Conversion Price (if the Effective Price is less than the Series E Conversion Price), or all three (if the Effective Price is less than the Series A Conversion Price, the Series B Conversion Price, and the Series E Conversion Price), or the Series F Conversion Price (if the Effective Price is less than the Series F Conversion Price), or all four (if the Effective Price is less than the Series A Conversion Price, the Series B Conversion Price, the Series E Conversion Price, and the Series F Conversion Price), as the case may be, shall be reduced, as of the close of business on the date of such issuance or sale, to an amount determined by multiplying the Series A Conversion Price, the Series B Conversion Price or both, the Series E Conversion Price, or all three Conversion Prices, or the Series F Conversion Price, or all four Conversion Prices, as the case may be, by a fraction (a) the numerator of which shall be (x) the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such issuance or sale, plus (y) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof deemed to have been received) by this Corporation for the total number of Additional Shares of Common Stock so issued or sold would purchase at such Series A Conversion Price or Series B Conversion Price or both, or Series E Conversion Price, or all three Conversion Prices, or the Series F Conversion Price, or all four Conversion Prices, as the case may be, and (b) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of such issuance or sale after giving effect to such issuance or sale of Additional Shares of Common Stock. For the purpose of the calculation described in this Article V.D.9., the number of shares of Common Stock outstanding shall include, in addition to the number of shares of Common Stock actually outstanding, (a) the number of shares of Common Stock into which the then outstanding shares of Series A Preferred, Series B Preferred. Series E Preferred, and Series F Preferred could be converted if fully converted on the day immediately preceding the issuance or sale or deemed issuance or sale of Additional Shares of Common Stock; and (b) the number of shares of Common Stock which would be obtained through the exercise or conversion of rights, options and convertible securities outstanding on the day immediately preceding the issuance or sale or deemed issuance or sale of Additional Shares of Common Stock, provided that such shares of Common Stock prior thereto have been deemed Additional Shares of Common Stock.~~

~~b.    For the purpose of making any adjustment required under this Article V.D.9., the consideration received by this Corporation for any issuance or sale of securities shall (a) to the extent it consists of property other than cash, be the fair value of that property as determined in good faith by the Board of Directors; and (b) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of this Corporation for a consideration which covers both, be the portion of the consideration so received reasonably determined in good faith by a majority of the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.~~

12

~~c.    For the purpose of the adjustment required under this Article V.D.9., if this Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being hereinafter referred to as “Convertible Securities”) and if the Effective Price (as defined in Article V.D.9.e. below) of such Additional Shares of Common Stock is less than the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, or Series F Conversion Price, this Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration therefor an amount equal to (a) the total amount of the consideration, if any, received by this Corporation for the issuance of such rights or options or Convertible Securities plus (b) in the case of such rights or options, the minimum amount of consideration, if any, payable to this Corporation upon the exercise of such rights or options or, in the case of Convertible Securities, the minimum amount of consideration, if any, payable to this Corporation upon the conversion thereof. No further adjustment of either the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, or the Series F Conversion Price, shall be made as a result of the actual issuance of Additional Shares of Common Stock, on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire or otherwise terminate without having been exercised, the Series A Conversion Price or the Series B Conversion Price, or both, or the Series E Conversion Price, or all three Conversion Prices, or the Series F Conversion Price, or all four Conversion Prices, as applicable, shall thereafter be the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price and Series F Conversion Price, which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and were issued or sold for the consideration actually received by this Corporation upon such exercise plus (a) the consideration, if any, actually received for the granting of all such rights or options, whether or not exercised, (b) the consideration, if any, actually received by issuing or selling the Convertible Securities actually converted and (c) the consideration, if any, actually received on the conversion of such Convertible Securities. Furthermore, if any such rights or options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price for the Series A Preferred, Series B Preferred, Series E Preferred, and Series F Preferred, and any subsequent adjustments based thereon, shall upon any such increase or decrease becoming effective be recompute to reflect such increase or decrease insofar as it affects such rights, options or the rights of conversion or exchange under such Convertible Securities.~~

13

~~d.    For the purpose of the adjustment required under this Article V.D.9., if this Corporation issues or sells any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, or Series F Conversion Price, then in each such event this Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received for the issuance of such rights or options plus (a) the minimum amount of consideration. if any, payable upon the exercise of such rights or options and (b) the minimum amount of consideration. if any, payable (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion of such Convertible Securities. No further adjustment of either the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, or Series F Conversion Price, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities. The provisions of Article V.D.9.c. for the adjustment of the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, and Series F Conversion Price, upon the expiration of rights or options or the rights of conversion of Convertible Securities shall apply mutatis mutandis upon the expiration of the rights, options and Convertible Securities referred to in this Article V.D.9.c.~~

~~e.    “Additional Shares of Common Stock” shall mean all shares of Common Stock issued after the Filing Date, other than (i) shares of Common Stock issued upon conversion of the shares of Series A Stock, shares of Common Stock issued upon conversion of the shares of Series B Preferred, shares of Common Stock issued upon conversion of the shares of Series E Preferred, and Shares of Common Stock issued upon conversion of the shares of Series F Preferred; (ii) shares of Common Stock issued to employees or directors of or consultants and advisers to this Corporation approved by the Board of Directors in an amount not to exceed 250,000 shares (collectively the “Incentive Shares”); (ii) shares of Common Stock issued upon the exercise of warrants, options or other rights issued by this Corporation on, or prior to August 31, 1993, to purchase this Corporation’s Common Stock (Existing Options”); (iv) all shares of Common Stock reissued as a result of Incentive Shares repurchased by this Corporation or reissued as a result of the repurchase of any shares which were previously excluded from the definition of “Additional Shares of Common Stock” under any prior Articles of Incorporation of this Corporation and all shares of Common Stock reissued as a result of the repurchase of shares issued upon the exercise of Existing Options and all shares of Common Stock issued under options and warts issued by the Corporation after the Filing Date in place of any Existing Options which expire without being exercised; and (v) shares of Common Stock issued by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (i), (ii), (ii), (iv) and this clause (v). The “Effective Price” of Additional Shares of Common Stock shall mean the quotient obtained by dividing (A) the total number of Additional Shares of Common Stock issued or sold, or deemed to have be issued or sold, under this Article V.D.9. into (B) the aggregate consideration received, or deemed to have been received for such Additional Shares of Common Stock. If, at any time or from time to time after the Filing Date, this Corporation effects a division or combination of the outstanding shares of Common Stock or pays a dividend in or makes any other distribution of Additional Shares of Common Stock, the aggregate number of shares of Common Stock specifically excluded from the definition of Additional Shares of Common Stock by clause (b) of this Article V.D.9.e. shall be increased or decreased appropriately to reflect such division, combination, dividend, or other distribution.~~

14

~~10.    Certificate of Adjustment. On each adjustment of the Series A Conversion Price, Series B Conversion Price, Series E Conversion Price, or Series F Conversion Price, or the number of shares of Common Stock or other securities issuable upon conversion of the shares of Series A Preferred, Series B Preferred, Series E Preferred, or Series F Preferred, this Corporation shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred, Series B Preferred, Series E Preferred, and Series F Preferred, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.~~

~~11.    Notices of Record Date. In the event of (i) any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (ii) any capital reorganization of this Corporation, any reclassification or recapitalization of me capital stock of this Corporation, any merger or consolidation of this Corporation with or into any other corporation, or any transfer of all or substantially all of the assets of chis Corporation, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, The Corporation shall mail to each holder of outstanding shares of Existing Series at least twenty (20) days prior to the record date specified therein, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution; (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective; and (iii) the date, if any, that is to be fixed as to when the holders of record of shares of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.~~

~~12.    Automatic Conversion.~~

~~a.    Each outstanding share of Series A Preferred, Series B Preferred, Series E Preferred, and Series F Preferred, shall automatically be converted into shares of Common Stock based upon their respective Conversion Prices upon (i) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of shares of Common Stock for the account of the Corporation (other than a registration statement effected solely to implement an employee benefit plan, a transaction in which Rule 145 of the Securities and Exchange Commission is applicable or any other form or type of registration in which the shares of Common Stock issuable upon conversion of the shares of Series A Prefer Series B Preferred, Series E Preferred and Series F Preferred cannot be included pursuant to the Securities and Exchange Commission rules or practices) resulting in aggregate proceeds to the Corporation (before the payment of underwriting discounts and commissions and the expense of the offering) in excess of $10,00,00 (but in the case of the Series F Preferred me proceeds (before the payment of underwriting discounts and commissions and the expense of the offering) must equal or exceed $20,00,00); or (ii) a merger or consolidation with or into another corporation or a sale of the shares of Common Stock or a sale of all or substantially all of the Corporation’s properties and assets in which the aggregate gross cash proceeds received by the stockholders of the Corporation is at least $I 0,000,000 in cash or marketable securities (but in the case of the Series F Preferred the aggregate gross cash proceeds must equal or exceed $20,000,00). Regardless of the foregoing, the Series F Preferred shall automatically be converted into shares of Common Stock at its Conversion Price on the first anniversary date of the Filing Date.~~

15

~~b.    Upon the occurrence of an event specified in Article V.D.12.a. above, the outstanding shares of Existing shall be converted into shares of Common Stock, whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares are either delivered to the Corporation or i1S transfer agent as provided below or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation indemnifying the Corporation from any loss incur by it in connection with the issuance of such certificate. Upon the occurrence of such automatic conversion of the outstanding shares of Existing Series, the holders of the outstanding shares of Existing Series shall surrender the certificates representing such shares at the of the Corporation or to any transfer agent for the shares of Series A Preferred, Series B Preferred, Series E Preferred, Series F Preferred or Common Stock. Thereupon there shall be issued and delivered to such holder, promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the surrendered shares of Existing Series of such holder were convertible on the date on which such automatic conversion occurred, and the Corporation shall promptly, pay in cash all declared but unpaid dividends on the shares of Existing Series so converted.~~

~~13.    Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the shares of Existing Series. In lieu of any fractional share to which the holder of such shares would otherwise be entitled, the Corporation shall pay cash equal to the product of (i) such fraction multiplied by (ii) the fair market value of one share of the Common Stock on the date of conversion. The fair market value shall be determined by the average trading price of the Common Stock over the past five (5) trading days, if such a price is available, otherwise it shall be as determined in good faith by the Board of Directors.~~

~~14.    Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Existing Series, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Existing Series. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Existing Series, the Corporation shall take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.~~

16

~~15.    Notices. Any notice required by the provisions of this Article V.D. to be given to a holder of shares of Existing Series shall be deemed given upon the earlier of actual receipt or ninety-six (96) hours after the same has been deposited in first-class United States mail, certified or registered mail, return receipt requested, postage prepaid, addressed to the holder at the address of such bolder appearing on the books of the Corporation.~~

~~16.    No Dilution or Impairment. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in caring out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred, and Series F Preferred, against dilution (as contemplated herein) or other impairment.~~

~~E.    Restrictions and Limitations.~~

~~l.    Corporate Action. Except as otherwise required by law, (i) so long as at least 328, 759 shares of Series A Preferred remain outstanding (adjusted for stock splits and combinations), the Corporation shall not, without the vote or written consent of the holders of a majority of the shares of Series A Preferred, voting as a separate class, (ii) so long as at least 426,829 shares of Series B Preferred remain outstanding (adjusted for stock splits and combinations), the Corporation shall not, without the vote or written consent of the holders of a majority of the shares of Series B Preferred, voting as a separate class, (iii) so long as at least 333,333 shares of Series E Preferred remain outstanding (adjusted for stock splits and combinations), the Corporation shall not without the vote or written consent of the holders of a majority of the outstanding shares of Series E Preferred, voting as a separate class, and (iv) so long as at least 200,000 shares of Series F Preferred remain outstanding (adjusted for stock splits and combinations), the Corporation shall not without the vote or written consent of the holders of a majority of the outstanding shares of Series F Preferred, voting as a separate class~~

~~a.    increase the authorized number of shares of Existing Series,~~

~~b.    increase the authorized number of shares of Preferred Stock,~~

~~c.    create any new class or series of shares having preference over the Existing Series,~~

~~d.    merge, consolidate, or reorganize, where such merger, consolidation, or reorganization directly involves more than 50% of the Corporation’s Common Stock or results in the change of a majority of the members of the Board of Directors; or~~

~~e.    sell all or substantially all of its assets or sell more than 50% of the Corporation’s Common Stock in one transaction or series of related transactions.~~

~~2.    Dividends. The Corporation shall not without the vote or written consent of the holders of a majority of the shares of Series E Preferred and Series F Preferred take any action which would result in a dividend to the holders of the outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred or Series F Preferred.~~

17

~~3.    Amendment of Certificate of Incorporation. The Corporation shall not amend this Certificate of Incorporation without the vote or written consent of the holders of at least a majority of the outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred and Series F Preferred, as the case may be, each voting as a separate class, if such amendment would change or adversely affect any of that series of preferred’s rights, preferences, privileges of or limitations provided for herein for the benefit of the holders of the outstanding shares of Series A Preferred, Series B Preferred, Series E Preferred or Series F Preferred.~~

~~F.    Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Corporation of the Joss, theft, destruction, or mutilation of a certificate representing any of the outstanding shares of Existing Series or Common Stock, and, in the case of loss, theft, or, destruction, the execution of an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incur by it in connection therewith, the Corporation will issue a new certificate representing such shares of Existing Series or Common Stock in lieu of such lost, stolen, destroyed or mutilated certificate.~~

~~G.    Status of Converted or Redeemed Shares. In case shares of Existing Series shall be converted pursuant to this Article V., the shares so converted or redeemed shall be canceled, retired and eliminated from the shares which the Corporation is authorized to issue.~~

~~H.    Restated Certificate of Incorporation. Upon the conversion of all outstanding shares of the Existing Series, this Article V shall be of no further force or effect, and this Restated Certificate of Incorporation may be restated by a resolution of the Board of Directors (and without further action by the stockholders) to delete this Article V.~~

~~ARTICLE VI.~~

The Corporation is to have perpetual existence.

ARTICLE VI.~~ARTICLE VII.~~

~~“Qualified Public Offering” as used in this Restated Certificate of Incorporation shall mean the Corporation’s initial firm commitment underwritten public offering pursuant to an effective registration under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an aggregate offering price of not less than $10,00,00. For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that, effective upon the closing of a Qualified Public Offering:~~

A.    The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.

18

~~The Board of Directors shall be divided into three classes designated as Class I, Class II, and Class III respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class II directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such an meeting.~~Beginning on June 11, 2014 (the “Effective Date”), each director shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders; provided, however, no terms in effect prior to the Effective Date shall be shortened. Notwithstanding the foregoing, however, subject to the rights of the holders of any series of Preferred Stock then outstanding, (i) at the 2014 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2015 annual meeting of stockholders, (ii) at the 2015 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2016 annual meeting of stockholders, and (iii) at the 2016 annual meeting of stockholders and each annual meeting of stockholders thereafter, all directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders.

Notwithstanding the foregoing provisions of this Article, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal, or other causes shall be filled by either (i) the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of voting stock of the corporation entitled to vote generally in the election of directors (the “Voting Stock”) voting together as a single class; or (ii) by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such newly created directorship shall be ~~filed~~filled by the stockholders, be filled only by the affirmative vote of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified.

B.    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend, or repeal the Bylaws of the Corporation.

C.    The directors of the Corporation need not be elected by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins, or unless the Bylaws so provide.

19

D.    ~~The affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required for the adoption, amendment or repeal of the following sections of the Corporation’s Bylaws by the stockholders of this Corporation: 2.2 (Annual Meeting) and 2.3 (Special Meeting).~~RESERVED.

E.    No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws.

F.    Advance notice of stockholder nomination for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

G.    Any director, or the entire Board of Directors, may be removed from office at any time (i) with cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the Voting Stock. voting together as a single class; or (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock.

ARTICLE VII.~~ARTICLE VIII.~~

~~Notwithstanding any other provisions of this Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Restated Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Article VII or this Article VIII.~~RESERVED.

ARTICLE VIII.~~ARTICLE IX.~~

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Second Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, ~~except as provided in Article VIII of this Restated Certificate,~~ and all rights conferred upon the stockholders herein are granted subject to this right.

ARTICLE IX.~~ARTICLE X.~~

A.    To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach fiduciary duty as a director.

B.    The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a parry to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the corporation or any predecessor to the Corporation.

20

C.    Neither any amendment nor repeal of this Article ~~X~~IX, nor the adoption of any provision of the Corporation’s Second Restated Certificate of Incorporation inconsistent with this Article ~~X~~IX, shall eliminate or reduce the effect of this Article ~~X~~IX, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article ~~X~~IX, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

ARTICLE X.~~ARTICLE XI.~~

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

~~The Restated Certificate of Incorporation has been duly adopted by the stockholder of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended.~~

*   *   *

IN WITNESS WHEREOF, the undersigned have executed this certificate on ~~January 31, 1994.~~ June         . 2015.

~~/s/ Davidi Gilo__________________~~

~~Davidi Gilo~~

Patrick Tanguy

Chairman of the Board

~~/s/ Davidi Gilo__________________~~

~~Davidi Gilo~~

21

~~The undersigned certify under penalty of perjury that they have read the foregoing Restarted Certificate of Incorporation and know the contents thereof, and that the statements therein are true.~~

~~Executed at Santa Clara, California on January 31, 1994.~~

~~/s/ Davidi Gilo_________________~~

~~Davidi Gilo~~

~~Chairman of the Board~~

~~/s/ Davidi Gilo_________________~~

~~Davidi Gilo~~

Dror Levy

Secretary

22

This Proxy is Solicited on Behalf of
The Board of Directors of DSP Group, Inc.
For the 2015 Annual Meeting of Stockholders

______________

The undersigned stockholder of DSP GROUP, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2015, the Company’s Annual Report for the year ended December 31, 2014 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and hereby appoints Ofer Elyakim and Dror Levy, or either of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of the Company to be held on Monday, June 8, 2015, at 8:30 a.m., local time, at the New York Marriott Eastside, 525 Lexington Avenue, New York City, New York, and at any postponement or adjournment thereof, and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF THE NAMED DIRECTOR NOMINEES, (2) FOR PROPOSALS 2, 3, 4, 5, 6 AND 7, AND (3) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.     ELECTION OF SIX DIRECTORS as specifically set forth below, each to serve until the 2016 annual meeting of stockholders:

____	FOR the nominees listed below (except as indicated)	____	WITHHOLD AUTHORITY to vote for the nominees listed below

If you wish to withhold authority to vote for the following nominees, strike a line through such nominee’s name listed below.

Ofer Elyakim

Thomas A. Lacey

Gabi Seligsohn

Yair Seroussi

Patrick Tanguy

Kenneth H. Traub

2.     Proposal to approve Second Restated Certificate of Incorporation to eliminate SUPERMAJORITY VOTING PROVISIONS THEREin and integrate into a single document all prior stockholder-approved amendments INto the restated certificate of incorporation:

_____FOR	_____AGAINST	_____ABSTAIN

3.     Proposal to approve Second Restated Certificate of Incorporation to ADD A PROVISION TO DESIGNATE DELAWARE CHANCERY COURT AS THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS and integrate into a single document all prior stockholder-approved amendments INto the restated certificate of incorporation:

_____FOR	_____AGAINST	_____ABSTAIN

4.     PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN BY 1,000,000 SHARES:

_____FOR	_____AGAINST	_____ABSTAIN

5.     PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE AMENDED AND RESTATED 1993 EMPLOYEE PURCHASE PLAN BY 1,000,000 SHARES:

_____FOR	_____AGAINST	_____ABSTAIN

6.     PROPOSAL TO ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as THE COMPANY’S independent auditors for the year ending December 31, 2015:

_____FOR	_____AGAINST	_____ABSTAIN

7.     ADVISORY VOTE TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICERS COMPENSATION:

_____FOR	_____AGAINST	_____ABSTAIN

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

DATED: _____________________, 2015

(Signature)

(Signature)

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.